(As filed with the Securities and Exchange Commission on August 4, 1998)

      Registration No. 333-59919
      Registration No. 811-4692
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                               FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

Pre-Effective Amendment No. 1                                       [X]

Post-Effective Amendment No.                                        [ ]
             and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]

Amendment No. 26                                                    [X]

                   EMERGING MARKETS GROWTH FUND, INC.
                  11100 Santa Monica Blvd., 15th Floor
                    Los Angeles, California  90025
                    (310) 996-6000   1-800-421-0180

                         Roberta A. Conroy, Esq.
                   Senior Vice President and Secretary
                   Emerging Markets Growth Fund, Inc.
                  11100 Santa Monica Blvd., 15th Floor
                     Los Angeles, California  90025

                       Copies of Communications to:
                            Robert W. Helm, Esq.
                          Dechert Price & Rhoads
                       1775 Eye Street, N.W., Suite 1100
                              Washington, D.C.  20005

             Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]

This Registration Statement shall become effective on such date as the Commission,acting pursuant to Section 8(c) of the Securities Act of 1933, may determine.

             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


Title of            Amount Being   Proposed Maximum    Proposed Maximum       Amount of
Securities          Registered     Offering Price      Aggregate Offering     Registration Fee
Being Registered                   Per Share /1/       Price /1/
______________________________________________________________________________________________

Common Stock        30,000,000        $50.78          $1,523,400,000.00       $449,403.00
$.01 par value


 Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus included in this Registration Statement will also be used in connection with sales of securities registered by the Registrant on a Registration Statement on Form N-2, File No. 333-37363.

 The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) may determine.

___________________________

/1/ Estimated solely for purposes of calculating registration fee. The price per share to the public shall be equal to the net asset value next determined after the order to purchase shares has been received by the Fund.

               EMERGING MARKETS GROWTH FUND, INC.
                     CROSS REFERENCE SHEET
                   Parts A and B - Prospectus*

         Item in Parts A and B of Form N-2             Location in Prospectus

1.       Outside Front Cover                           Cover Page

2.       Inside Front and Outside Back Covering Page   Cover Page

3.       Fee Table and Synopsis                        Summary of Fund Expenses; Prospectus Summary

4.       Financial Highlights                          Financial Highlights

5.       Plan of Distribution                          Prospectus Summary; The Offering

6.       Selling Shareholders                          Not Applicable

7.       Use of Proceeds                               Use of Proceeds; Investment Objective and Policies

8.       General Description of Registrant             Prospectus Summary; The Fund; Investment Objective and Policies

9.       Management                                    Prospectus Summary; Management

10.      Capital Stock, Long-Term Debt and Other       Common Stock
         Securities

11.      Defaults and Arrearage on Senior Securities   Not Applicable

12.      Legal Proceedings                             Not Applicable

13.      Table of Contents of the Statement of         Not Applicable
         Additional Information

14.      Cover Page                                    Not Applicable

15.      Table of Contents                             Table of Contents

16.      General Information and History               Prospectus Summary; The Fund

17.      Investment Objective and Policies             Prospectus Summary; Investment Objective
                                                       and Policies; Risk Factors and Other Considerations

18.      Management                                    Management

19.      Control Persons and Principal Holders of      Management; Principal Shareholders
         Securities
20.      Investment Advisory and Other Services        Management; Custodian, Dividend Paying Agent, Transfer Agent and Registrar;
                                                       Independent Accountants and Legal Counsel

21.      Brokerage Allocation and Other Practices      Portfolio Transactions and Brokerage

22.      Tax Status                                    Dividends and Distributions; Tax Considerations

23.      Financial Statements                          Financial Statements


 All Items Required to be set forth in Part C are set forth in Part C

     *Pursuant to General Instruction H of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

PROSPECTUS
                     EMERGING MARKETS GROWTH FUND, INC.
                               Common Stock

     Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 in the United States under the laws of the State of Maryland. The Fund is a diversified, closed-end management investment company. The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Investment in developing country securities involves certain risks and other considerations which are not normally involved in investment in securities of U.S. companies. See "Investment Objective and Policies" and "RISK FACTORS AND OTHER CONSIDERATIONS." The address of the Fund is 11100 Santa Monica Boulevard, Los Angeles, California USA 90025. Telephone: (310) 996-6000.

     The Fund's investment adviser is Capital International, Inc. (the
"Manager").

     The Fund is offering an additional 30,000,000 shares of its common stock, par value $.01 per share (the "Shares"), pursuant to this Prospectus (the "Offering"). The Shares will be offered by the Fund on a continuous basis until all Shares have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently the Fund's management has been directed by the Board not to sell any shares in any month following a month-end on which the Fund is not at least approximately 90% invested in developing country securities, as described in the Prospectus. There has been no public trading market for the Shares and none is expected to develop. Accordingly, the Shares should not be considered readily marketable. In addition, the Fund imposes certain limitations and restrictions on the transfer of Shares. See "Restrictions on Transfer."

     This Prospectus sets forth concisely the information an investor should know before investing and should be retained for future reference. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available from the Fund upon written or oral request and without charge.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 Price to        Sales           Proceeds to
                 Public/1/       Load/1/         The Fund /3/

Per Share        $50.78          $ N/A           $50.78

Total /2/        $50.78          $ N/A           $1,841,902,874.58


/1/ The Shares are offered on a best efforts basis by the officers and directors of the Fund. No commission or remuneration will be paid to such persons in connection with the sale of Shares. The Shares being sold include 30,000,000 Shares currently being registered and 6,272,211 Shares previously registered by the Fund that remained unsold as of July 17, 1998. The price to public is equal to the net asset value, next determined after the order to purchase Shares has been received by the Fund. As of July 17, 1998 the net asset value and price per Share was $50.78.

/2/ Assuming all Shares currently registered are sold pursuant to continuous offering.

/3/ Before deducting expenses of the offering borne by the Fund estimated to be $455,403.

                   The date of this Prospectus is


                        T A B L E   O F   C O N T E N T S



ITEM                                      PAGE NO.

SUMMARY OF FUND EXPENSES                           3

PROSPECTUS SUMMARY                                 4

FINANCIAL HIGHLIGHTS                               7

THE FUND                                           8

USE OF PROCEEDS                                    9

RISK FACTORS AND OTHER CONSIDERATIONS              9

INVESTMENT OBJECTIVE AND POLICIES                  12

MANAGEMENT                                         21

COMMON STOCK                                       29

PRINCIPAL SHAREHOLDERS                             30

THE OFFERING                                       30

SHARES ELIGIBLE FOR FUTURE SALE                    32

VALUATION                                          32

DIVIDENDS AND DISTRIBUTIONS                        33

REPURCHASE OF SHARES                               33

RESTRICTIONS ON TRANSFER                           34

PORTFOLIO TRANSACTIONS AND BROKERAGE               35

REPORTS, LISTING AND PUBLICATION OF VALUE          36

TAX CONSIDERATIONS                                 36

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR                                41

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL          41

AVAILABLE INFORMATION                              42


           SUMMARY OF FUND EXPENSES
           ------------------------

Shareholder Transaction Expenses


         Sales Load (as a percentage of offering price)               None

         Dividend Reinvestment and Cash Purchase Plan Fees            None



Annual Fund Operating Expenses (as a percentage of net assets)


         Management Fees*                                             0.61%

         Other Expenses**                                             0.18%
                                                                      -----
Total Annual Fund Operating Expenses***                               0.79%



     The purpose of the table above is to help you understand all fees and expenses that you, as a Fund shareholder, would bear directly or indirectly.
* The Manager's fee, which is payable monthly, is assessed at the annual rates of 0.90% of the first $400 million of aggregate net assets; 0.80% of aggregate net assets from $400 million to $1 billion; 0.70% of aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; 0.56% of aggregate net assets from $11 billion to $15 billion; 0.54% of aggregate net assets from $15 billion to $20 billion; and 0.52% of aggregate net assets in excess of $20 billion.
** "Other Expenses" are estimated and include non-U.S. taxes paid or accrued on net investment income as a result of investing in certain foreign countries.


*** The expenses shown in the table are for the current fiscal year and are based upon the net assets of the Fund after giving effect to the anticipated net proceeds from sales of Shares being offered by this Prospectus. Total expenses excluding non-U.S. taxes (as a percentage of net assets) are anticipated to be 0.75% for the current fiscal year.


Example
An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


One Year         Three Years        Five Years         Ten Years

$8               $25                $44                $98



This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                            PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

THE FUND

Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 as a corporation in the United States under the laws of the State of Maryland. The Fund is registered with the U.S. Securities and Exchange Commission as a closed-end diversified management investment company under the Investment Company Act of 1940 (the "Act").

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. A developing country security is a security of an issuer that is domiciled and has its principal place of business in a country which, in the opinion of the Fund's Board of Directors, is generally considered to be a developing country by the international financial community, including the International Bank for Reconstruction and Development ("The World Bank") and the International Monetary Fund. The Fund intends to invest principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("qualified markets"). In determining whether to approve markets for investment, the Board of Directors will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules. The following countries currently have qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. Consistent with the Fund's investment objective, the Fund also engages in foreign currency hedging transactions. See "Investment Objective and Policies." The Fund may also enter into transactions in derivative instruments for risk management, investment and other purposes including options on securities and securities indexes, futures contracts with respect to securities, securities indexes, or currencies, swap agreements, and equity-linked notes. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. Successful use of these instruments by the Fund depends on the ability of Capital International, Inc., the investment adviser of the Fund (the "Manager") to correctly predict future movements in interest rates, security prices, or other market indicators.

THE OFFERING

The Shares will be offered by the Fund on a continuous basis until all Shares offered hereunder have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently, the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. This limitation may be modified at any time by the Board of Directors of the Fund.

The Shares offered under this Prospectus include 30,000,000 Shares currently registered as well as the unsold portion of Shares that were previously registered (a total of 6,272,211 Shares were unsold as of July 17, 1998). Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6153) or facsimile (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Payment, which may be in the form of check or by wire, must be received on or prior to the third business day following the date on which the price is determined at the direction of the Fund's officers. At the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. See "The Offering."

INVESTOR SUITABILITY REQUIREMENTS AND Minimum Purchases

The Fund has established suitability standards which require that each investor that is a "company" (as that term is defined in the 1940 Act) must have total assets in excess of U.S. $5 million. A prospective investor that is a natural person must be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). For example, an individual with a net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years with a reasonable expectation of reaching the same income level in the current year qualify as "accredited investors." The minimum initial purchase pursuant to this offering (for companies and natural persons) is $100,000 (approximately 1,969 Shares based on the offering price at the date of this Prospectus) and $25,000 thereafter. No investor may purchase or otherwise acquire an amount of Shares that would result in its owning, together with affiliates (as such term is defined under the Securities Exchange Act of 1934, as amended (the "1934 Act")), more than 15% of the Fund's outstanding Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).


BOARD OF DIRECTORS

The Fund's Board of Directors is responsible for the overall supervision of the operations of the Fund. See "Management."

INVESTMENT ADVISER

Capital International, Inc. manages the investment portfolio and business affairs of the Fund subject to policies established by the Fund's Board of Directors. See "Management."

MANAGER'S FEES AND OTHER EXPENSES

The Fund pays the Manager monthly a fee at the annual rate of 0.90% of the first $400 million of the aggregate net assets of the Fund. The annual rate is reduced to .80% of the aggregate net assets from $400 million to $1 billion; and to 0.70% of such aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; 0.56% of aggregate net assets from $11 billion to $15 billion; 0.54% in aggregate net assets from $15 billion to $20 billion; and 0.52% of aggregate net assets in excess of $20 billion. The Manager's fee is higher than that paid by most other U.S. investment companies primarily because of the additional time and expense required of the Manager in pursuing the Fund's investment objective of seeking long-term capital growth through investment in developing country equity securities. In addition, other Fund expenses are borne by the Fund.

RESTRICTIONS ON TRANSFER


All Shares of the Fund--including the Shares to be issued in this offering--rank equally with all other Shares with respect to dividends, voting rights, liquidation rights and other matters. See "Management" and "Common Stock."


There are significant restrictions placed on transfers of Shares in secondary transactions. Purchasers must meet suitability standards that generally require the purchaser to be an "accredited investor" within the meaning of Regulation D under the 1933 Act, own less than 15% of the Fund's outstanding Shares, and have an account balance with the Fund of at least $100,000. All investors purchasing Shares pursuant to this Offering are required to make this representation and to agree to this restriction. See "Restrictions on Transfer."

In light of the risks involved in an investment in the Fund and the limited market for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

TENDER OFFERS

As a closed-end fund, the Fund's Board of Directors presently intends to consider, on approximately a quarterly basis, whether to authorize the repurchase by the Fund of up to 5% of the Fund's issued and outstanding Shares at the then net asset value of such Shares. There is no guarantee that the Fund will repurchase any Shares or that Shares tendered pursuant to a tender offer made by the Fund will in fact be purchased. The Fund has received an exemptive order from the SEC permitting the Fund to repurchase Shares in connection with tender offers while it is engaged in a continuous distribution of Shares. However, pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. See "Repurchase of Shares."

RISK FACTORS AND OTHER CONSIDERATIONS

Investing in equity securities of issuers in a variety of developing countries involves certain special risks considerations, which may include (1) investment and repatriation restrictions, (2) currency fluctuations, (3) potential unusual market volatility, (4) government involvement in the private sector, (5) limited investor information, (6) shallow securities markets, (7) certain local tax laws, (8) limited regulation of the securities markets, (9) limitations on obtaining and enforcing judgment against non-U.S. residents, (10) risks associated with investments in loan participations, (11) settlement risks, and
(12) the risks associated with ownership of Russian securities. Although the foregoing considerations also may be present in the case of investments in securities of issuers located in the U.S. or other countries that are members of the Organization for Economic Cooperation and Development ("OECD"), they are present to a greater degree in connection with the Fund's investments in equity securities of issuers in developing countries. See "Risk Factors and Other Considerations." In addition, to the extent a secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. Accordingly, Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

                         FINANCIAL HIGHLIGHTS


The table below provides per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes which appear elsewhere in this Prospectus. The financial statements and notes and the financial information in the table below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included elsewhere in this Prospectus. The semi-annual financials for the period ended December 31, 1997 are unaudited.


Per-Share Data and Ratios                  Six Months
                                             Ended                            Year Ended June 30
                                            12/31/97 /1/ 1997    1996    1995    1994     1993    1992    1991      1990

Net Asset Value, Beginning of Period.       $70.87       $57.57  $52.36  $58.75  $44.95   $38.64  $32.73  $32.81    $25.51

 Income from Investment Operations:

  Net investment income..................   .67          1.61    1.30    .87     .53      .62     .55     .83       .83

   Net realized and unrealized gain (loss)
   on investments before non-U.S. taxes...  (11.68)      14.51   6.49    (.79)   15.29    7.33    8.87    3.89      10.46
   Non-U.S. taxes.........................  (.02)        (.01)   (.01)   (.03)   (.39)    (.06)   (.28)   (.38)     (.02)

   Total income from investment operations  (11.03)      16.11   7.78     .05     15.43    8.01    9.14   4.34      11.27

LESS DISTRIBUTIONS:
   Dividends from net investment income...  (1.54)      (1.79)   (1.30)   (.63)   (.49)    (.56)   (.56)  (.92)     (.85)
   Distributions from net realized gain...  (3.38)      (1.02)   (1.27)   (5.81)  (1.14)   (1.14)  (2.67) (3.50)    (3.12)
       Total distributions................  (4.92)      (2.81)   (2.57)   (6.44)  (1.63)   (1.70)  (3.23)  4.42     (3.97)
   Net Asset Value, End of Period.........  $54.92      $70.87   $57.57   $52.36  $58.75   $44.95  $38.64  $32.73    $32.81
Total Return ............................. (15.09)% /2/  29.17%   15.49%  (1.22)%  34.33%   21.55%  29.73%  18.08%   45.52%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year (in millions)..  $13,245     $13,584   $8,451   $5,572  $4,170   $2,574  $1,561  $703     $666
   Ratio of expenses to average net assets   .40% /2/   .78%      .84%     .91%     1.00%    1.01%   1.11%  1.18%    1.25%
   Ratio of expenses and non-U.S. taxes
     to average net assets................   .40% /2/   .78%      .85%     .94%     1.04%    1.07%   1.18%  1.31%    1.25%
   Ratio of net income to average net
     assets...............................   .81% /2/    2.74%     2.54%    1.70%   .91%     1.82%   1.84%  2.78%    3.21%
   Average commissions paid per share /3/..   $0.0021    $0.0013   $0.001   $0.0002  $0.0001 $0.0002 $0.0002  N/A     N/A
  Portfolio turnover rate..................   15.57% /2/ 23.75%    17.78%   23.75%   18.13%   11.97% 16.03%  26.38%  28.45%


/1/ Unaudited.

/2/ Based on operations for the period shown, and, accordingly, not representative of a full year's operations.

/3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over the counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

                                 THE FUND

     Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986 for the purpose of investing in developing country securities (as that term is defined below). The Fund is designed for institutional investors and "accredited investors" (see "Investor Suitability Requirements and Minimum Purchases," above) desiring to achieve international diversification by participating in the economies of various countries with emerging securities markets. By investing in the securities of several such markets, the Fund is intended to complement and provide an alternative to certain other investment companies which invest exclusively in the securities of issuers in a single country.

     The Fund was created to take advantage of a perceived growing potential for foreign portfolio investment in emerging securities markets. While the management of the Fund believes there may be regulatory, financial, technical and other barriers to the development of this potential, in the opinion of Fund management, substantial investment opportunities exist in these markets. The management of the Fund believes that the existence of these opportunities is supported by, among other things:

1) the performance in certain periods of a number of actively traded stocks of certain issuers in these markets;

2) the relatively low valuations, from time to time, of certain securities in these markets;

3) a growing desire for and knowledge concerning international diversification among portfolio investors; and

4) a growing receptiveness to foreign portfolio investment among policy makers in many developing countries, based on their growing appreciation for the important role of equity capital and the contribution of securities markets to a strong financial sector.

     The Fund will seek access to securities markets in certain developing countries that are currently effectively closed to foreigners (non-residents). It is hoped that the Fund's activities will result in improvement in the terms of access to various markets.

     The management of the Fund believes that the Fund may provide investors with an opportunity to participate in the price appreciation of developing country securities. The management of the Fund also believes that the Fund will allow investors to diversify their portfolios by country and industry, thus reducing the risks associated with downturns in any one industry or market. Additionally, the Fund will allow for international diversification away from the more well-known securities of issuers located in countries that are members of OECD. HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE MET.

CAPITALIZATION

     To obtain its initial capitalization of $50,000,000, the Fund in June 1986 sold 5,000,000 Shares at a price of $10.00 each in a private offering to a limited number of institutional investors. Since that time, the Fund has issued additional Shares in several private offerings and several public offerings and pursuant to reinvestment of dividends and capital gain distributions to its Shareholders.


     As of June 30,1998, there were 740 holders of Shares, and 268,494,501 Shares outstanding. The Fund's aggregate net assets were approximately $12.4 billion. If all Shares offered by the Fund pursuant to this Prospectus are sold, the Fund would have 304,766,712 Shares outstanding and approximately $14 billion in aggregate net assets (assuming all Shares had been sold at prices based on the net asset value per Share as of June 30, 1998).

     Currently, there are no outstanding warrants, rights, options or similar features relating to the purchase of the Fund's Shares (see "Common Stock"). The Board of Directors may from time to time permit the issuance of Shares for reinvestment of dividends or capital gain distributions or in additional private or public offerings. The Fund reserves the right to make additional private or public offerings in the future if it believes that such offerings would be in the best interests of the Fund and the Fund's Shareholders. In addition, the Fund expects to continue its current practice of issuing additional Shares for purposes of reinvestment of dividends and capital gain distributions.

                            USE OF PROCEEDS

     The net proceeds to be paid to the Fund (estimated to be approximately $1.8 billion based on the price per Share as of July 17, 1998 if the 36,272,211 Shares being offered in this Prospectus are sold) will be invested in accordance with the policies set forth under "Investment Objective and Polices." Pending investment in developing country equity securities, it is expected that the proceeds will be invested in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. See "Investment Objective and Policies." The Fund expects that substantially all of the proceeds will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.


               RISK FACTORS AND OTHER CONSIDERATIONS

     The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

1) INVESTMENT AND REPATRIATION RESTRICTIONS. A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

2) CURRENCY FLUCTUATIONS. In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign currencies. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluations in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Investment Objective and Policies--Foreign Currency Hedging Transactions."

3) POTENTIAL MARKET VOLATILITY. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

 4) GOVERNMENT IN THE PRIVATE SECTOR. Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of Government monopolies, to the possible detriment of the Fund's investments.

5) INVESTOR INFORMATION. The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

6) TAXATION. Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high.
In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

7) NET ASSET VALUE DISCOUNT. To the extent an active secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. It is anticipated that the tender offer policy adopted by the Fund's Board of Directors will restrict the development of a secondary market with shares trading at a discount (See "Repurchase of Shares"). The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

8) LITIGATION. The Fund and its Shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

9) FRAUDULENT SECURITIES. It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

10) LOAN PARTICIPATIONS. The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

11) SETTLEMENT RISKS. Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

12) RUSSIA. The Russian market is one of the newer emerging markets, and in certain respects one of the least developed emerging markets. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system, which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere
oversight.   The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations, however, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, as described below, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

     The Fund seeks, as feasible, to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

                   INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Developing country securities are securities whose issuers are domiciled and conduct their principal business in those countries which, in the opinion of the Board of Directors, are generally considered to be developing countries by the international financial community, including The World Bank and the International Monetary Fund. The Fund invests its assets primarily in developing country equity securities of issuers that are domiciled and have their principal places of business in developing countries that have qualified markets and where the securities are listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depositary Receipts ("IDR's"), American Depositary Receipts ("ADRs") or other types of depositary receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries, but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

     The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase) (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the restrictions set forth below under "Investment Restrictions," the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

     The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with appropriate market indices, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

     Pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, invest 100% of the Fund's assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances. The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long and short-term debt instruments for other than these purposes, where the investment is consistent with the Fund's objective of long-term capital growth. Such an investment could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

     The Fund also may invest in shares of other investment companies that invest in one or more qualified markets. If the Fund invests in such investment companies, the Fund's Shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

     The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Board of Directors has recently approved a proposed investment by the Fund in a global private equity fund to be organized by the Manager and for which investment an SEC exemptive order will be sought. There can be no assurance that this exemptive relief will be granted. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.


     The Fund may invest up to 35% of its assets in a single country. As of June 30, 1998, the Fund had invested approximately 16.1% of its assets in Brazil and 10.8% of its assets in Mexico. The Manager is not aware of any types of investment risks associated with investment in Brazil or Mexico other than those types of risks discussed in this Prospectus. See, for example, "Risk Factors And Other Considerations." However, investors should be aware that, given the extent of the Fund's investment in Brazil and Mexico, adverse developments in these countries could substantially affect the Fund's investment results.


QUALIFIED MARKETS

     The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select markets for primary investment by the Fund ("qualified markets") taking into account, among other things, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. Currently, the number of qualified markets is limited. As of the date of this Prospectus, the markets in the following countries had been approved by the Board of Directors as qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of qualified markets as additional markets are determined by the Board of Directors as being appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

FOREIGN CURRENCY HEDGING TRANSACTIONS

     For the purpose of hedging foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

     A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options are described below under "Options on Securities and Securities Indexes."

     The Fund intends to engage in foreign currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, the Fund has engaged in a limited number of foreign currency hedging transactions. Among other things, it is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange risk. Moreover, even if it were to attempt to do so, the Fund could not through hedging transactions eliminate all the risks of holding assets denominated in a currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a poorer overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

     The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation by segregating liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its obligations.

     Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts. Such transactions may also affect for U.S. Federal income tax purposes the character and timing of income, gain, or loss recognized by the Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     The Fund may purchase and sell call and put options on individual securities or on indexes of securities or on foreign currencies. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options, the Fund may be unable to close out a position.

     Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

FINANCIAL FUTURES AND RELATED OPTIONS

     In addition to foreign currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to indexes or other baskets of securities.

     The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) and subject to certain limits, other investment and speculative purposes (as discussed above under "Foreign Currency Hedging Transactions").

     There are several risks associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

     The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

     In a typical equity swap transaction involving a foreign security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that its commitments under equity swap agreements constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

     Whether a fund's use of swap agreements will be successful in furthering its investment objective will depend on the manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

     The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

     An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

     The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying Latin America or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

     Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

     As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

     The ability of the Fund to invest in equity linked notes may be limited by the provisions of the U.S. Commodity Exchange Act. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition under certain circumstances.

POSSIBLE BENEFITS FOR HOST COUNTRIES

     The Fund expects that it could become an effective conduit for foreign portfolio investment on terms favorable to both the investor and the host country. There are several possible benefits to the host countries from the Fund's investment activities.

     First, the Fund may stimulate the measured flow of funds into these securities markets from institutional investors representing, in the aggregate, a vast pool of available equity capital.

     Second, the additional demand for stocks represented by the Fund's investments may contribute to improved stock prices and market liquidity, and thus encourage more issuers to offer shares to the public (including foreign investors) in their respective national securities markets. Accordingly, the Fund may contribute to the achievement of national policy goals such as widening ownership of the corporate sector, increasing the selection of financial instruments available to investors, and improving the operation of local capital markets.

     Third, the Fund's investment activities may be useful in balancing any speculative influences in these markets, and the Fund's need for a continuous flow of business and economic information and analysis may contribute to improved standards in these areas.

     Fourth, the Fund's investments may bring equity capital to emerging securities markets in a way that does not interfere with local control over domestic business, as is often the case with direct investment. The Fund's ability to affect or control any particular firm, sector or market not only is restricted by the Fund's policies concerning diversification and avoidance of management involvement, but also may be limited by government regulation (e.g., limitations on maximum percentages of foreign ownership or requirements that foreign investors hold only non-voting shares).

     Finally, the Fund may represent a pioneering effort in linking emerging securities markets to international capital markets, thus enhancing future access by issuers in these countries to international markets.

     There can, of course, be no assurance that any of the foregoing expectations will be realized.

INVESTMENT RESTRICTIONS

     As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding Shares:

1)      invest in securities having unlimited liability;

2) issue senior securities (except warrants issued to the Fund's Shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the 1940 Act), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

4)       make investments for the purpose of exercising control or management;

5) engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

6) purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

7) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8) make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

9) purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

     In addition to the above restrictions, the Fund also is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding Shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

     With respect to item (iii) of investment restriction 6, it is the position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

     Although the Fund is not prohibited under its investment restrictions from selling securities short against the box or engaging in repurchase agreements, the Fund has not, since its inception, entered into any of these transactions and it has no present intent to do so during the coming year. Also, the Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure;" the only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Fund has no present intent to engage in any other types of borrowing transactions under this authority.

     The Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of liquid assets, or by maintenance of an appropriate offsetting position.

     Consistent with rules relating to the determination of beneficial ownership under the 1934 Act, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6 and 9. With respect to the limits described in investment restrictions 6 and 9 above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

     Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                              MANAGEMENT

     The Board of Directors, which is elected by the Shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The By-Laws of the Fund, as amended, (the "By-laws") provide that Shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the 1940 Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the Shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.


     While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents:
Khalil Foulathi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.


     The Fund pays fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended.
Certain Directors are prohibited from receiving fees based on their employer policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Nine Directors own Fund
Shares, four of whom are affiliated with the Manager.
The majority of the non-affiliated Directors have a business affiliation with an investor that owns
Shares of the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

                                                                     Principal Occupation
Name, Address and Age                   Position with Registrant     During Past Five Years
---------------------                   ------------------------     --------------------------------------
DIRECTORS

Robert E. Angelica                      Director                    President & Chief Investment Officer,
One Oak Way - Room 4EA138                                           AT&T Investment Management Corp.
Berkeley Heights, NJ 07922
Age:  51

Nancy Englander*                        President and Director      Senior Vice President,
11100 Santa Monica Blvd.                                            Capital International, Inc.
Los Angeles, CA  90025
Age:  53

David I. Fisher*                        Vice Chairman of the Board   Chairman of the Board,
11100 Santa Monica Blvd.                                            The Capital Group Companies, Inc.
Los Angeles, CA  90025
Age:  58

Khalil Foulathi                         Director                    Managing Director,
P.O. Box 303                                                        Abu Dhabi Islamic Bank
Abu Dhabi, U.A.E.                                                   (formerly Executive Director,
Age:  47                                                            Abu Dhabi Investment Authority)

Beverly L. Hamilton                     Director                    President, ARCO Investment
555 Flower Street                                                   Management Company
Los Angeles, CA  90071
Age:  52

Raymond Kanner                          Director                    Senior Investment Manager,
3001 Summer Street                                                  IBM Retirement Funds (previously,
Stamford, CT 06905                                                  Manager, IBM Credit Corporation)
Age: 45

Marinus W. Keijzer                      Director                    Chief Economist & Strategist,
Kroostweg-Noord 149                                                 Pensioenfonds PGGM
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  59

Hugh G. Lynch                           Director                    Managing Director,
767 Fifth Avenue                                                    International Investments,
New York, NY  10153                                                 General Motors Investment
Age:  60                                                            Management Corporation

Helmut Mader                            Director                    Director,
Taunusanlage 12                                                     Deutsche Bank AG
60325 Frankfurt
Germany
Age:  55

John G. McDonald                        Director                    The IBJ Professor of Finance,
Graduate School of Business                                         Graduate School of Business,
Stanford University                                                 Stanford University
Stanford, CA  94305
Age: 61

William Robinson                        Director                    Director, Aga Khan Fund for
Aiglemont                                                           Economic Development
60270 Gouvieux
France
Age: 60

Patricia A. Small                       Director                    Treasurer,
1111 Broadway, Suite 1400                                           The Regents of the University
Oakland, CA  94607-9828                                             of California
Age:  52

Walter P. Stern*                        Chairman of                 Chairman of the Board,
630 Fifth Avenue                        the Board and Director      Capital Group International, Inc.
New York, NY  10111
Age:  69

Shaw B. Wagener*                        Executive Vice President    Executive Vice President
333 South Hope Street                   and Director                and Director, Capital
Los Angeles, CA  90071                                              International, Inc.
Age:  38

OTHER OFFICERS                          Senior Vice President       Assistant General Counsel,
Roberta A. Conroy                        and Secretary              The Capital Group Companies,
11100 Santa Monica Blvd.                                            Inc.
Los Angeles, CA 90025
Age:  43

Michael A. Felix                        Vice President and Treasurer   Vice President,
135 S. State College Blvd.                                            Capital International, Inc.
Brea, CA  92821
Age:  37

Hartmut Giesecke                        Vice President              Chairman and Director,
1 Raffles Place                                                       Capital International K.K.
#24-00 OUB Centre                                                     and Senior Vice President
Singapore  0104                                                       and Director, Capital
Age: 60                                                               International, Inc.

Peter C. Kelly                          Vice President              Senior Vice President,
11100 Santa Monica Blvd.                                              Capital International, Inc.
Los Angeles, CA 90025
Age:  39

Victor D. Kohn                          Vice President              Executive Vice President,
11100 Santa Monica Blvd.                                              Capital Research International
Los Angeles, CA 90025
Age:  40

Nancy J. Kyle                           Vice President              Senior Vice President -
630 Fifth Avenue                                                      International, Capital
New York, NY  10111                                                   Guardian Trust Company
Age:  47

Abbe Shapiro                            Vice President              Assistant Vice President,
11100 Santa Monica Blvd.                                               Capital International, Inc.
Los Angeles, CA  90025
Age:  38

Jennifer L. Butler                      Assistant Secretary         Fund Administrative and
11100 Santa Monica Blvd.                                               Compliance Associate (previously
Los Angeles, CA  90025                                                 Assistant Secretary, Washington
Age:  32                                                               Management Corporation)



     The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

* Interested persons within the definition of Section 2(a)(19) of the 1940 Act due to their affiliations with the Manager.


COMPENSATION TABLE
as of June 30, 1998

Name and Position       Aggregate Compensation from Fund   Pension or Retirement Benefits Accrued As Part of Fund Expenses
Estimated Annual Benefits Upon Retirement   Total Compensation From Fund and Fund Complex Paid to Directors

John G. McDonald        $0              $0                    $0                $155,250


Professor McDonald received $155,250 in total compensation (all of which was voluntary deferred compensation) from six funds managed by an affiliate of Capital International, Inc. for the twelve month period ended June 30, 1998.


THE MANAGER

     The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. The Fund's Manager was organized under the laws of California in 1988 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.


     The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, San Francisco, Atlanta, Washington, New York, Geneva, London, Hong Kong, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging countries and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.


     Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of Shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.


     For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1998, 1997, and 1996 the management fees amounted to $84,252,000, $64,360,000 and $44,167,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities. In addition, under the Agreement, when the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.


     The Agreement is effective for a two-year period from the date of Shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding Shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding Shares of the Fund. For this purpose, a majority vote of the outstanding Shares of the Fund means the lesser of (a) 67% or more of the outstanding Shares present at a meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares.



PERSONAL INVESTING POLICY

     Capital International, Inc. and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. This policy has also been incorporated into the Fund's "code of ethics" which is available from the Fund's Secretary upon request.

PORTFOLIO MANAGEMENT

     The Manager uses a system of multiple portfolio counselors in managing assets. Under this system the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio counselors for the Fund:

Mark E. Denning

Mr. Denning has served as a Director of the Manager since 1997 and served as a Vice President from 1989 to 1997. He has also served as a Senior Vice President of Capital Research International since 1992, a Director of Capital Research International since 1991, and an Investment Research Analyst for Capital Research International since 1985. Mr. Denning joined the Capital organization in 1982. He has served as a portfolio counselor for the Fund since 1990. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

David I. Fisher

Mr. Fisher has served as a Director of the Manager since 1988, as a Vice Chairman since 1998, and served as President from 1988 to 1997. He also serves as Vice Chairman of the Board and a Director of the Fund. In addition, he served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board since 1991, of The Capital Group Companies, Inc., the Manager's parent company. Mr. Fisher joined the Capital organization in 1969. Mr. Fisher has served as lead portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Koenraad Foulon

Mr. Foulon has served as a Director of the Manager since 1997. In addition, he has served as a Senior Vice President for Capital International Limited, the Manager's London-based affiliate, since 1996, and for Capital International, S.A., the Manager's Geneva-based affiliate, since 1994. He has also served as a Vice President for Capital Research International, an international research affiliate of the Manager, since 1992. Mr. Foulon's primary responsibility is portfolio management for Europe, global emerging markets and private equity.
He has served as a portfolio manager for the Fund since 1994. Mr. Foulon joined the Capital organization in 1990.

Hartmut Giesecke

Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund. He has also served as Senior Vice President and a Director of Capital Research International, Inc. since 1985, and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972. Mr. Giesecke has served as a portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Victor D. Kohn

Mr. Kohn has served as a Senior Vice President and Director of the Manager since 1997 and served as a Vice President of the Manager from 1992 to 1997.
He has also served as a Vice President of the Fund since 1996. In addition, he has served as Executive Vice President and a Director of Capital Research International since 1995, and as a portfolio manager for the Fund since 1994. Mr. Kohn serves as the Emerging Markets Research Manager for the Manager, and has research responsibilities for South American markets and companies. Mr. Kohn joined the Capital organization in 1986.

Nancy J. Kyle

Ms. Kyle has served as a Senior Vice President - International, a Director and an international portfolio manager of Capital Guardian Trust Company ("CGTC")
since 1992.   She has served as a portfolio manager for the Fund since 1994 and as a Vice President of the Fund since 1996. She is also responsible for the coordination of asset allocation decisions for global balanced portfolios at CGTC. Prior to joining the Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment Management Inc. where she was head of the international equity business in the U.S. and chief international equity strategist.

Shaw B. Wagener

Mr. Wagener has served as a Director of the Manager since 1991 and as President of the Manager since 1998. He served as an Executive Vice President of the Manager from 1993 to 1997. He is also an Executive Vice President and a Director of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio counselor investing in Latin American equity and fixed income securities. He joined the Capital organization 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.

Thomas Wolf

Mr. Wolf has served as a Vice President and a portfolio manager for the Manager since 1995, for Capital International Limited since 1993, and for Capital International, S.A. since 1994. He has also served as a portfolio manager for the Fund since 1994. Prior to joining the Capital organization, Mr. Wolf served as a vice president and portfolio manager with Pictet International Ltd. in London from 1987 to 1993.

EXPENSES

     The Fund's ratios of expenses (excluding non-U.S. taxes) to average net assets for the fiscal years ended June 30, 1998, 1997 and 1996 were 0.76%, 0.78% and 0.84%, respectively. The Fund's normal operating expenses may be higher than those of other investment companies of comparable size. This is because the fees and expenses generally charged by certain of the Fund's agents are higher than those charged to investment companies investing exclusively in the U.S. There are added custodial, communications and other costs associated with the Fund's activities, and the advisory fees generally are higher due to the increased advisory effort required in light of the specialized nature of the Fund's investment activities.

                              COMMON STOCK

     The authorized capital stock of the Fund is 400,000,000 shares of common stock ($.01 par value) ("shares of common stock"). Shares of the Fund are fully paid and non-assessable. All Shares of the Fund are equal as to earnings, assets and voting privileges. The Shares currently have no conversion, pre-emptive or other subscription rights; rights to purchase Shares may be issued in the future but any such rights would be subject to certain restrictions under the 1940 Act, including that they be issued exclusively and ratably to all holders of Shares and that they expire after not more than 120 days. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. See "Risk Factors and Other Considerations." There are no cumulative voting rights for the election of directors. See "Management." The shares of common stock are issued in registered form, and ownership and transfers of the Shares are recorded by the Fund's transfer agent.

     Under Maryland law, and in accordance with the By-Laws of the Fund, the Fund is not required to hold an annual meeting of its Shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The By-Laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-Laws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the By-Laws, the Fund shall undertake to call a special meeting of Shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding Shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and Shareholders may take action by unanimous written consent in lieu of holding a meeting.


     The Fund's Board of Directors may, in the future, modify the terms of the Offering. See "The Offering." The Board may also, in accordance with the Fund's Articles of Incorporation, amend the Fund's transfer restrictions. See "Restrictions on Transfer." For example, the Board may restrict sales and transfers to "qualified purchasers." Qualified purchasers, as defined under the 1940 Act, include natural persons having a minimum of $5 million in investments and entities that own and invest on a discretionary basis not less than $25 million in investments. In addition, the Board has approved a proposalto seek exemptive relief from the SEC to convert to a fund with limited redeemability. The holders of a majority of the Fund's Shares approved the conversion of the Fund at their meeting held June 27, 1997. The conversion of the Fund is conditional on receiving exemptive relif from the SEC.



     As a closed-end investment company registered with the SEC, the Fund is required in any offering of its Shares to sell such Shares at a price which is not less than the current net asset value per Share (see "Valuation," below), except that sales at a price less than the current net asset value per Share may be made: (i) in connection with an offering to all current holders of Shares, (ii) with the consent of the holders of a majority of the Shares, or
(iii) as may be permitted by an order of the SEC. Any issuance or sale of additional Shares by the Fund at a price less than the current net asset value per Share would dilute the pro rata interests in the Fund's assets represented by the Shares outstanding at that time. If the Fund were to convert to an "open-end" investment company, or to a fund with limited redeemability, it would be required under the 1940 Act to sell Shares only at a price based on the current net asset value per Share.

                            PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Shares of common stock of the Shareholders which own beneficially more than 5% of the outstanding Shares of the Fund as of June 30, 1998:
                                Beneficial Ownership

Name & Address                                   Number of           Percentage of
                                                   Shares            Outstanding Common Stock



The Chase Manhattan Bank, N.A.                   18,964,993          7.1%
as Trustee for the General Motors
Employes Global Group Pension Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153






                              THE OFFERING

     The Shares will be offered on a continuous basis until all Shares being offered pursuant to this Prospectus have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. The current authorization for the issuance of Shares imposes a limitation on the number of Shares that may be sold by the Fund in any one fiscal year. This limitation is 25% of the outstanding and subscribed/reserved Shares as of the prior fiscal year-end. The 90% invested and 25% maximum offering limitations may be modified at any time by the Board of Directors of the Fund.

     Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6000) or facsimile (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Upon receipt of a purchase order, the Fund will send a confirmation letter to the investor indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the net asset value has been calculated, the Fund will notify the purchaser of the purchase price per Share and total dollar amount of the purchase. Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer. Payment for Shares to be sold by the Fund may be made in the following manner:

Wire:  Emerging Markets Growth Fund, Inc.
       c/o Wells Fargo Bank (ABA 121000248)
       155 Fifth Street
       San Francisco, CA  94103

       For credit to the account of:
       American Funds Service Company
       a/c #4600-076178
       Emerging Markets Growth Fund, Inc.

Check: Emerging Markets Growth Fund, Inc.
       Attn:  Abbe Shapiro
       11100 Santa Monica Blvd., 15th Floor
       Los Angeles, CA  90025-3302

     In addition, at the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing Shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders. The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

     Investors who wish to purchase Shares with securities should send by facsimile (310-996-6200) to Abbe Shapiro a list of all such securities and the amount of each security being offered in exchange for Shares. The Fund may accept all, a portion or none of the tendered securities and will notify investors as to which, if any, of the securities will be accepted. Investors will be notified by written communication within five business days as to whether the Fund will issue Shares in exchange for any of the tendered securities. If any tendered securities are accepted, investors will receive Shares based on the market value of the tendered securities and the net asset value of the Fund's Shares next determined after the decision has been made to accept securities in exchange for Shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. An investor should consult with its own tax adviser on the consequences of exchanging securities for Fund Shares.


     The Board may, in the future, modify the terms of the Offering.


                       SHARES ELIGIBLE FOR FUTURE SALE


     Upon completion of this offering, the Fund would have outstanding 304,766,712 Shares of common stock (if all Shares offered in this Prospectus are sold). The Shares sold in this offering may be freely traded without restriction under the 1933 Act. Shareholders are, however, subject to certain restrictions on transfer. See "Restrictions on Transfer."


     The Fund is unable to predict the effect that sales or resales made pursuant to future registration statements, or otherwise may have on the prevailing market price for the Fund's Shares, although it is likely that sales of a large number of Shares would depress such market price.

                                VALUATION

     The net asset value per Share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

     1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Manager to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Fund's Shares into U.S. dollars at the prevailing market rates.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

     2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

    3. Net assets so obtained are then divided by the total number of Shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per Share.

                        DIVIDENDS AND DISTRIBUTIONS

     The Fund will, from time to time, distribute dividends and realized net capital gains to Shareholders. See "Tax Considerations". Shareholders will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the Shareholder by the Fund's dividend paying agent or, as permitted by the Board of Directors, may elect to invest distributions in additional Shares issued by the Fund for this purpose. Shareholders, as permitted by the Board of Directors, will be given the option to reinvest such distribution in additional Shares of the Fund or receive cash. In any case, where Shareholders are permitted to choose between a cash dividend or a stock dividend, Shareholders will be required, before the declaration of any such dividend, to provide their election to the Fund in writing. No fees are charged in connection with a Shareholder's election to receive a stock dividend or in connection with any other stock dividend.

     Shares that are purchased in this offering will be entitled to any dividends that are declared on Shares of record beginning on the day following the date on which the net asset value is determined. If requested, Share certificates will be sent to Shareholders immediately following the date on which payment for the Shares has been received (the "settlement date").

                           REPURCHASE OF SHARES

     The Fund's Board of Directors currently intends, approximately each quarter, to consider authorizing the Fund to make tender offers for up to 5% of the Fund's then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for Shareholders, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all Shareholders who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid notwithstanding the possibility that one or more tender offers may be consummated. The Fund has completed one tender offer for 1,979,192 Shares (8.5% of the then outstanding Shares) in accordance with a Board authorization of January 10, 1991, permitting the Fund to tender for up to 10% of its then outstanding Shares.

     Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in a continuous offering of its Shares may be a violation of rules designed to prevent price manipulation promulgated by the SEC under the 1934 Act. Accordingly, the Fund applied for and was granted an exemption by the SEC exempting the Fund from such rules to permit the Fund to make tender offers for its Shares while simultaneously engaged in the continuous offering of Shares. Pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Directors authorizes the Fund to make a tender offer at such time, if any, that the Fund is unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Shares during the term of such tender offer in the manner prescribed by the 1934 Act (or in such other manner as may be permitted by the staff of the SEC).

     In connection with any tender offer, Shareholders will be furnished with a notice describing the tender offer. Such notice will contain information Shareholders should consider in deciding whether or not to tender their Shares and detailed instructions on how to tender their Shares. A tender offer would be funded by the disposition of portfolio investments. The Fund does not intend to borrow money to finance a tender offer. The price the Fund will pay to repurchase its Shares will be equal to the Fund's net asset value on the day the tender offer expires. During the period that the tender offer is open Shareholders may ascertain the net asset value (which is calculated on the last business day of each week and month) by calling Abbe Shapiro at (310) 996-6000.

     Although the Board of Directors believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Manager may encounter some difficulty in disposing of portfolio securities in order to consummate tender offers. In considering whether to make a tender offer the Board of Directors would consider, among other things, how many (if any) Shareholders have indicated an interest in selling their Shares, the current cash position of the Fund, any potential effect of the repurchase on the Fund's investment management operations, and whether a tender offer would be in the best interests of all Shareholders of the Fund. Shareholders interested in selling Shares pursuant to a prospective tender offer should notify Abbe Shapiro, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Such notification should be in writing and should specify the number of Shares to be tendered. This information will be considered by the Board of Directors in considering whether to make a tender offer.

     Even if a tender offer has been made, the Directors' current policy (which may be changed in the future), is that the Fund will not make a tender offer if
(1) in the judgment of the Directors, there is not sufficient liquidity of Fund assets; (2) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund); or (3) there is, in the judgment of the Directors, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitations affecting the Fund or the issuers of its portfolio instruments imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, or (d) other events or conditions that would have a material adverse effect on the Fund or its shareholders if tendered Shares were purchased.

                         RESTRICTIONS ON TRANSFER

     At the time it becomes a Shareholder of the Fund, each Shareholder agrees with respect to transfers of Shares that it will not transfer any Shares to a third party unless the prospective purchaser meets the suitability standards set by the Fund, which are currently: (i) each transferee that is a "company" (as defined in the 1940 Act) must have total assets in excess of U.S. $5 million; (ii) each transferee that is a natural person must be an "accredited investor" within the meaning of Regulation D under the 1933 Act; (iii) the transferee must be purchasing at least $25,000 worth of Shares; (iv) after transfer, the transferee must have an account balance with the Fund of at least U.S. $100,000; and (v) the transferee must not own upon the transfer of Shares, either alone or together with any affiliate, more than 15% of the Fund's Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation). "Transfer" includes any sale, assignment, transfer, encumbrance, hypothecation, pledge or other disposition of any nature, voluntary or involuntary, by operation of law or otherwise, of any Shares or of any interest therein. The Fund and its transfer agent will not effect any transfer of Shares unless sufficient evidence of compliance with the above requirements has been provided to the Fund.

     With respect to individuals, the term "accredited investor" under Regulation D includes a person whose net worth exceeds U.S. $1,000,000, a Director or certain executive Officers of the Fund, and persons who have had, and expect to continue to have, certain levels of income (U.S. $ 200,000 per year, or U.S. $300,000 per year with that person's spouse).

     The Board of Directors of the Fund may from time to time and without Shareholder approval modify the standards that prospective purchasers must meet. Those changes could further limit the liquidity of an investment in the Fund. In light of the limited market for the Shares and the restrictions on transfers of the Shares, investors should not purchase Shares unless the investor has no need for access to the assets so invested and is capable of bearing the significant risk of maintaining that investment for an indefinite period.

     The Fund has arranged with an unaffiliated broker-dealer to assist Shareholders who may wish to sell Fund Shares to effect the purchase and sale of shares to other potential purchasers that me the requirements (see "Restrictions on Transfer"). The Manager is responsible for expenses associated with the foregoing arrangement.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund.
Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.


     The Fund's portfolio turnover rates for the fiscal years ended June 30, 1998, 1997 and 1996 were 23.41%, 23.75% and 17.78%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

     Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1998, 1997 and 1996 amounted to $24,292,308, $17,306,312 and $15,787,242, respectively.

                   REPORTS, LISTING AND PUBLICATION OF VALUE

     The Fund does not currently believe there will be an active secondary market for the Shares. To the extent a secondary market does develop, investors should be aware that the shares of closed-end investment companies typically trade at a discount from or premium to their net asset value and frequently trade at a discount from net asset value. Should there ever be a secondary market for Fund Shares, it cannot be predicted whether the Shares would sell at a discount from or premium to net asset value.

     Shares of the Fund are listed on the Luxembourg Stock Exchange. A legal notice and the Articles of Incorporation and By-Laws of the Fund are lodged with the Chief Registrar of the District Court of Luxembourg where such documents are available for inspection and where copies thereof are available upon request. While the restrictions on transfer described above under "Shareholders Agreement and Restrictions on Transfer" remain in effect there may be little (if any) trading in the Fund's Shares on the Luxembourg Stock Exchange or elsewhere. Since the Fund's inception, there has been no public trading of the Fund's Shares.

     Financial statements of the Fund are sent to the Shareholders at least semiannually. At least one of these reports will be audited annually. Reports will be made available at the office of the Fund's Luxembourg transfer agent, Banque Internationale a' Luxembourg, S.A. In addition, notices to Shareholders are published in a Luxembourg newspaper, which is the Luxemburger Wort.

     Attached as Appendix A to this Prospectus are the audited financial statements for the fiscal year ended June 30, 1997 and the unaudited financial statements for the six-month period ended December 31, 1997.

     The Fund's net asset value per Share on June 30, 1998 was $46.05. The total investment return, assuming dividend and capital gain distributions were reinvested, from May 30, 1986 (the commencement of operations) through May 31, 1998 was +998%.


     Total return for the period is computed as follows:

     An initial investment is divided by the net asset value per Share as of the first day of the period in order to determine the initial number of Shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial Shares purchased and Shares acquired through reinvestment is multiplied by the net asset value per Share as of the end of the period in order to determine ending value. The ending value is divided by the initial investment converted to a percentage which equals total return.

     The total investment return of the Fund may also be computed and presented without deducting management fees. This figure is calculated by adding back the management fee for the month (as a percentage of net assets) to the Fund's total net return for the month as computed in the manner described above.

                             TAX CONSIDERATIONS

     The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").
If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that less than 30% of its gross income must be derived from the sale or disposition of stock, securities, options, futures, and certain foreign currencies (including certain options, futures or forward contracts on foreign currencies) held for less than three months; (iii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iv) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

     As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If it qualifies for regulated investment company status, the Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains, if any, and any applicable tax credits.

DISTRIBUTIONS

     Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional Shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

     Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities for their proportionate Shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund Shares owned by a shareholder of the Fund would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Under the Code, the Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, including security purchases and sales, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his or her Fund Shares, or, if no remaining basis, as gain from the sale of Fund Shares.

HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     In the case of Fund transactions involving many futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

     Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased by such hedging transactions.

     Certain requirements under the regulated investment company provisions of the Code may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

SALE OF SHARES

     In general, upon the sale or other disposition of Shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. However, if the shareholder sells Fund Shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such Shares.

FOREIGN WITHHOLDING TAXES

     Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified with 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

     The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

     The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. Federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

     The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If its election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund.

     Other elections also may become available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, but treated as ordinary income, such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed.

     The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

        CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.


     American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, acts as the Fund's dividend paying agent, transfer agent and registrar for the Shares. The Fund's Luxembourg transfer agent is Banque Internationale a' Luxembourg, S.A.


                  INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     The accounting firm of PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1997 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

     At the date of this Prospectus, the Fund was not subject to any pending litigation and was not aware of any threatened litigation.

                           AVAILABLE INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                        APPENDIX A TO PROSPECTUS

AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 1997:

Statement of Assets and Liabilities as of June 30, 1997 (including investment portfolio as of June 30, 1997).
Statement of Operations for the fiscal year ended June 30, 1997.
Statement of Changes in Net Assets for the fiscal years ended June 30, 1997 and June 30, 1996.
Per-Share Data and Ratios for the fiscal years ended June 30, 1990 through June 30, 1997.
Notes to Financial Statements for the fiscal year ended June 30, 1997.
Report of Independent Accountants dated August 12, 1997.

UNAUDITED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1997:

Statement of Assets and Liabilities at December 31, 1997 (including investment portfolio at December 31, 1997) (Unaudited).
Statement of Operations for the six-months ended December 31, 1997 (Unaudited). Statement of Changes in Net assets for the six-months ended December 31, 1997 (Unaudited) and for the fiscal year ended June 30, 1997.
Per Share Data and Ratios for the six-months ended December 31, 1997 (Unaudited), and for the fiscal years ended June 30, 1990 through June 30, 1997.
Notes to Financial Statements for the six-months ended December 31, 1997.


AUDITED FINANCIAL STATEMENTS DATED JUNE 30, 1997


INVESTMENT PORTFOLIO, JUNE 30, 1997

                                                       Equity-Type Securities


                                                   --------------------------------

                                                   Common         Preferred     Convertible                  Percent of
INDUSTRY DIVERSIFICATION                           Stocks         Stocks        Bonds           Bonds        Net Assets
------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                 12.35          6.11                          0.32         18.78
UTILITIES: ELECTRIC & GAS                          8.01           3.64          0.02                         11.67
ELECTRONIC COMPONENTS                              7.26                                                      7.26
BANKING                                            5.76           0.83          0.14                         6.73
ENERGY SOURCES                                     5.5            0.88          0.15                         6.53
BEVERAGES & TOBACCO                                4.69           0.93                                       5.62
BUILDING MATERIALS & COMPONENTS                    2.34           0.2           0.02                         2.56
OTHER INDUSTRIES                                   28.18          1.58          0.75            4.13         34.64

                                                   74.09          14.17         1.08            4.45         93.79
Short-Term Securities                                                                                        5.79
Excess of cash and receivables over liabilities                                                              0.42
Net Assets                                                                                                   100.00

TEN LARGEST EQUITY HOLDINGS

                                                                                PERCENT OF GAIN/LOSS
                                                                                FOR THE YEAR ENDED
                                                                PERCENT OF      6/30/97  /1/
                                                                NET ASSETS      (IN U.S. DOLLARS)
-------------------------------------------------------------------------------------------------------

Telecomunicacoes Brasileiras (Telebras)                          4.71%           +117.94%
Taiwan Semiconductor Manufacturing Co. Ltd.                      4.24            +218.94
Telefonos de Mexico                                              3.18            +42.37
Centrais Eletricas Brasileiras (Eletrobras)                      2.90            +106.39
Unified Energy System of Russia                                  1.96            +132.05 /2/
Samsung Electronics                                              1.92            +26.44
Companhia Energetica de Minas Gerais-CEMIG                       1.60            +96.19
LUKoil Holding                                                   1.54            +84.12
Mahanagar Telephone Nigam                                        1.51            +17.74
Telefonica Argentina                                             1.49            +16.83


1. The percent change reflects the increase or decrease in the market price per share of equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

2 This security was not held durign the entire peiod. The percentage change reflects the increase from January 31 through June 30, 1997.
EMERGING MARKETS GROWTH FUND, INC.
INVESTMENT PORTFOLIO - JUNE 30, 1997


                                                                         Number of
EQUITY - TYPE SECURITIES                                                 Shares              Market         Percent
(common and preferred stocks                                             or                  Value          of Net
  and convertible debentures)                                            Principal           (000)          Assets
                                                                         Amount

Argentina - 5.26%
  Banco Bansud SA, Class B  (1)                                          254,336             $3,968         .03%
  Banco de Galicia y Buenos Aires SA, Class B
   (American Depositary Receipts)                                        2,588,318           68,267
  Banco de Galicia y Buenos Aires SA,
   7.00% convertible bond August 1, 2002                                 $12,571,000         15,840         .62
  Banco Frances del Rio de la Plata SA                                   740,600             8,022
  Banco Frances del Rio de la Plata SA
    (American Depositary Receipts)                                       2,342,141           76,120         .62
  BI SA  (acquired 10/21/93, cost: $6,130,000) (2)                       6,130,000           6,130          .05
  Compania Naviera Perez Companc SACFIMFA, Class B                       11,291,086          90,681
  Compania Naviera Perez Companc SACFIMFA, Class B
    (American Depositary Receipts)                                       689,668             11,078         .75
  Disco SA (American Depositary Receipts)  (1)                           753,000             29,838         .22
  Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)(2)          29,086,231          29,086         .21
  IRSA Inversiones y Representaciones SA                                 26,900              118
  IRSA Inversiones y Representaciones SA
    (Global Depositary Receipts)                                         180,849             7,912          .06
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)
    (acquired 11/24/92, cost:$6,180,000) (2)                             893,187             11,361
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)
    (acquired 2/27/92, cost: $17,705,000) (2)                            1,287,640           34,927         .33
  Quilmes Industrial, non-voting, preferred
    (American Depositary Shares)                                         2,150,400           24,998         .18
  Sociedad Comercial del Plata SA (1)                                    5,645,880           18,408         .14
  Telecom Argentina STET-France Telecom SA, Class B                      2,800,000           14,618
  Telecom Argentina STET-France Telecom SA, Class B
    (American Depositary Shares)                                         362,700             19,042         .25
  Telefonica de Argentina SA, Class B                              4,910,000           16,942
  Telefonica de Argentina SA, Class B
    (American Depositary Shares)                                         5,358,800           185,548        1.49
  YPF SA, Class D (American Depositary Receipts)                         1,366,800           42,029         .31
                                                                                             ----------     ----------
                                                                                             714,933        5.26
                                                                                             ----------     ----------


Brazil - 16.30%
  Aracruz Celulose SA, Class B, preferred nominative
    (American Depositary Receipts)                                       640,950             13,059         .10
  Banco Bradesco SA, preferred nominative                                1,980,622,334       19,963         .15
  Banco Itau SA, preferred nominative                                    123,088,700         68,948         .51
  Banco Nacional SA, preferred nominative (1)                            215,940,814         -
  Banco Nacional SA, ordinary nominative  (1)                            2,500,000           -              .00
  Banco Real de Investimento SA, preferred nominative                    4,650,000           13,088         .10
  Banco Real SA preferred nominative                                     7,379,450           6,272          .05
  Black Swan Gold Mines Ltd., special warrants, expire 2/11/98 (1)       2,300,000           2,032          .01
  Brasmotor SA, preferred nominative                                     141,951,974         31,648         .23
  Centrais Eletricas Brasileiras SA- ELETROBRAS, preferred
    nominative (American Depositary Receipts)                            7,046,788           207,880
  Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative    16,480,000          9,216
  Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative
  (American Depositary Receipts)                                         6,388,771           177,288        2.90
  Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
    preferred nominative                                                 983,000             1,461          .01
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts) (1)                    1,381,049           27,621
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)
     (acquired 8/30/94, cost: $2,853,000) (1)(2)                         167,104             3,342
  CESP-Companhia Energetica de Sao Paulo, ordinary
     nominative (1)                                                      130,164,954         8,476          .29
  COFAP-Companhia Fabricadora de Pecas,
     preferred nominative  (1)                                           285,116             3,086          .02
  Companhia Cervejaria Brahma, preferred nominative                      111,423,437         84,874
  Companhia Cervejaria Brahma, ordinary nominative                       224,483             171
  Companhia Cervejaria Brahma, preferred nominative
         (American Depositary Receipts) (1)                              1,142,500           17,495         .76
  Companhia Cimento Portland Itau, preferred nominative                  77,577,100          26,664         .20
  Companhia de Tecidos Norte de Minas-COTEMINAS,
    preferred nominative                                                 70,123,588          27,359         .20
  Companhia Energetica de Minas Gerais-CEMIG,
    prefrred nominative                                                  385,372,000         19,868
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                 3,473,349           178,878
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)
     (acquired 9/22/94, cost: $9,501,000) (2)                            373,906             19,256         1.60
  Companhia Siderurgica Belgo-Mineira, preferred nominative              8,181,892           585            -
  Companhia Vale do Rio Doce, preferred nominative
  (American Depositary Receipts)                                         911,734             20,514         .15
  Consorcio Real Brasileiro de Administracao SA, Class F,
    preferred nominative                                                 1,405,000           3,002          .02
  Copel, Class B, preferred nominative                                   1,472,207,914       27,352
  Copel, ordinary nominative (1)                                         1,370,764,600       23,557         .37
  Dixie Toga SA, preferred nominative                                    1,872,000           1,009          .01
  Electrolux Brasileiras, preferred nominative
     (American Depositary Receipts)                                      410,000             3,229          .02
  ELETROPAULO-Eletricidade de Sao Paulo SA,
    Class B, preferred nominative (1)                                    31,101,000          9,100          .07
  Encorpar, preferred nominative (1)                                     61,861,588          764            .01
  GP Capital Partners, LP
    (acquired 1/28/94, cost: $26,017,000)  (1)(2)(3)                     27,000              34,108         .25
  LIGHT- Servicos de Eletricidade SA, ordinary nominative                58,393,200          29,061         .21
  Lojas Americanas SA, preferred nominative (1)                          148,073,055         2,008
  Lojas Americanas SA, ordinary nominative (1)                           48,594,800          691            .02
  Lojas Arapua, preferred nominative
    (Global Depositary Receipts)                                         104,000             1,820          .01
  Mesbla SA, preferred nominative  (1)                                   111,674,640         -
  Metal Leve SAIC, preferred nominative (1)                              20,260,625          200            .00
  Multicanal Participacoes SA, preferred nominative
    (American Depositary Shares)  (1)                                    1,430,000           19,484         .14
  OSA SA-Organizacao, Sistemas e Aplicacoes,
     preferred nominative (1)                                            90,000,000          418            -
  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                 428,960,000         119,149        .88
  SA White Martins, ordinary nominative                                  7,803,844           22,835         .17
  Sadia Concordia SAIC, preferred nominative                             2,010,000           2,091          .02
  Souza Cruz SA, ordinary nominative                                     2,273,900           23,975         .18
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative                                                 59,500,000          9,026
  Telecomunicacoes Brasileiras SA (Telebras), preferred
   nominative (American Depositary Receipts)                             4,144,846           628,980
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative,blocked  (1)                                    552,090             46
  Telecomunicacoes Brasileiras SA (Telebras),
    ordinary nominative                                                  11,700,000          1,587          4.71
  Telecomunicacoes de Sao Paulo SA-Telesp,
    preferred nominative                                                 443,294,423         144,745
  Telecomunicacoes de Sao Paulo SA-Telesp,
    ordinary nominative (1)                                              140,648,944         41,483         1.37
  Unibanco - Uniao de Bancos Brasileiros SA, unit
    (Global Depositary Shares) (1)                                       1,559,900           57,911         .43
  Usinas Siderurgicas de Minas Gerais SA, preferred nominative
    (American Depositary Receipts) (acquired 9/1/93;
     cost: $9,774,000) (2)                                               1,550,305           17,053         .13
                                                                                             ----------     ----------
                                                                                             2,213,728      16.30
                                                                                             ----------     ----------

Chile - 2.25%
  Chilgener SA  (American Depositary Receipts)                           1,160,357           32,490
  Chilgener SA, rights, expire July 7, 1997
    (American Depositary Receipts) (1)                                   382,823             1,275          .25
  Compania de Telefonos de Chile SA
    (American Depositary Receipts)
     (Formerly Compania de Telecomunicaciones de Chile)                  3,376,375           111,420        .81
  CTI Compania Tecno Industrial SA                                       23,470,005          691            .01
  Empresa Nacional de Electricidad SA
    (American Depositary Receipts)                                       1,931,309           43,575         .32
  Enersis SA (American Depositary Receipts)                              2,872,182           102,142        .75
  Forestal Terranova SA                                                  550,000             529            -
  Invercap SA                                                            1,100,000           846            .01
  Sociedad Quimica y Minera de Chile SA, Class A                         1,277,900           6,908
  Sociedad Quimica y Minera de Chile SA, Class B
   (American Depositary Receipts) (1)                                    92,000              6,084          .10
                                                                                             ----------     ----------
                                                                                             305,960        2.25
                                                                                             ----------     ----------
China  - 0.97%

  Beijing Datang Power Generation Co. Ltd., Class H (1)                  7,238,000           3,340          .02
  China Eastern Air Corp. Ltd., Class H (American Depositary Receipts)(1)175,700             4,568          .03
  China North Industries Investment Ltd.
    (acquired 9/30/94, cost: $5,727,000) (2)                             5,500,000           3,328          .02
  China Yuchai International Ltd. (1)                                    1,015,500           3,174          .02
  Guang Dong Electric Power Development Co. Ltd., Class B                2,454,960           2,012          .01
  Harbin Power Equipment Co. Ltd., Class H                               37,591,000          8,298
  Harbin Power Equipment Co. Ltd., Class H
  (American Depositary Receipts)
  (acquired 11/30/94, cost: $3,336,000)  (2)                             99,000              2,185          .08
  Huaneng Power International, Inc., Class N
    (American Depositary Receipts) (1)                                   1,243,300           31,704         .24
  Shanghai Diesel Engine Co. Ltd., Class B   (1)                         6,085,200           2,069          .02
  Shanghai Petrochemical Co. Ltd., Class H                               95,766,600          22,994
  Shanghai Petrochemical Co. Ltd., Class H
  (American Depositary Receipts)                                         7,000               172            .17
  Tingyi (Cayman Islands) Holding Corp. (1)                              67,261,500          16,757         .12
  Yizheng Chem Fibre Class H                                             70,272,000          12,518         .10
  Zhejiang Expressway Co. Ltd., Class H (1)                              36,674,000          8,900          .07
  Zhenhai Refining & Chemical Co. Ltd.,  Class H                         25,710,000          9,293
  Zhenhai Refining & Chemical Co. Ltd., Class H
    3.0% converible bonds December 19, 2003                              250,000             270            .07
                                                                                             ----------     ----------
                                                                                             131,582        .97
                                                                                             ----------     ----------


Colombia - 0.19%
  Banco de Colombia SA                                                   23,997,400          8,806          .07
  Bavaria                                                                235,146             1,689          .01
  Compania de Cementos Argos, SA                                         1,906,186           15,302         .11
    (Previously listed as Cementos Argos)
  Comunicacion Celular SA, Class B, warrants, expire
    November 15, 2003 (acquired 12/14/95; cost $22,000) (1)(2)           3,000               17             -
                                                                                             ----------     ----------
                                                                                             25,814         .19
                                                                                             ----------     ----------


Czech Republic - 0.20%                                                                       ----------     ----------
  SPT Telecom, a.s.   (1)                                                259,974             27,299         .20
                                                                                             ----------     ----------

Ecuador - 0.11%
  La Cemento Nacional CA (Global Depositary Receipts)                    76,330              15,419         .11
                                                                                             ----------     ----------

Egypt - 0.08%
  Al-Ahram Beverages (Global Depositary Receipts)  (1)                   510,000             10,430         .08


Ghana - 0.25%
  Ashanti Goldfields Co. Ltd. (1)                                        691,111             8,086
  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)               1,131,500           13,224
  Ashanti Goldfields Co. Ltd.,
   5.50% exchangable note March 15, 2003                                 $15,970,000         12,936         .25
                                                                                             ----------     ----------
                                                                                             34,246         .25
                                                                                             ----------     ----------

Greece - 0.79%
  Aluminum de Grece SAIC (4)                                             389,840             22,718         .17
  Hellenic Bottling Co. SA (4)                                           1,717,645           63,550         .47
  Katselis Sons SA, ordinary                                             45,000              286
  Katselis Sons SA, ordinary, rights, expire 7/25/97 (1)                 45,000              4              -
  Michaniki SA, preferred                                                318,940             1,987
  Michaniki SA, ordinary                                                 238,050             1,804          .03
  Titan Cement Co. SA, ordinary                                          343,044             16,936         .12
                                                                                             ----------     ----------

                                                                                             107,285        .79
                                                                                             ----------     ----------

Hong Kong - 0.34%
  China-Hongkong Photo Products Holdings Ltd.                            11,996,000          3,484          .03
  New World Infrastructure Ltd. (1)                                      14,904,497          42,135         .30
  Siu-Fung Ceramics Holdings Ltd.                                        7,869,409           434            -
  Siu-Fung Ceramics Holdings Ltd., rights, expire
    July 1, 1997 (1)                                                     3,147,763           -              -
  Tian An China Investments Co. Ltd.                                     6,637,500           900            .01
                                                                                             ----------     ----------
                                                                                             46,953         .34
                                                                                             ----------     ----------

Hungary - 0.39%
  Gedeon Richter Ltd.                                                    428,000             39,422         .29
  Graboplast Textiles Muborgyarto Rt.                                    15,200              714            .01
  MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                           570,100             12,542         .09
                                                                                             ----------     ----------
                                                                                             52,678         .39
                                                                                             ----------     ----------

India - 7.48%
  Asian Paints (India) Ltd.                                              564,600             5,528          .04
  Bajaj Auto Ltd.                                                        2,379,500           61,418
  Bajaj Auto Ltd.
    (Global Depositary Receipts)                                         36,600              1,257          .47
  Bharat Forge Corp. Ltd.                                                3,250               6              -
  Bharat Petroleum Corp. Ltd.                                            5,985,200           75,338         .55
  Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                           90,000              236            -
  East India Hotels Ltd.                                                 997,165             12,133         .09
(Formerly Essar Gujarat Ltd.)                                            1,049,600           543            -
  Flex Industries Ltd.                                                   393,800             445
  Flex Industries Ltd., units (equivalent to 1 shares + 1/2 warrant)     157,520             178            -
  Grasim Industries Ltd.                                                 659,480             7,008
  Grasim Industries Ltd.
    (Global Depositary Receipts)                                         1,538,365           21,537         .21
  Hindalco Industries Ltd.                                               2,670,425           72,830
  Hindalco Industries Ltd. (Global Depositary Receipts)                  1,102,280           38,966         .82
  Hindustan Lever Ltd.                                                   1,081,700           43,843         .32
  Housing Development Finance Corp. Ltd.                                 272,800             30,264         .22
  Indian Aluminum Co., Ltd.                                              1,288,600           4,803
  Indian Aluminum Co., Ltd. (Global Depositary Receipts)                 1,308,771           4,744          .07
  Indian Rayon and Industries Ltd.                                       1,019,800           10,547
  Indian Rayon and Industries, Ltd.
  (Global Depositary Receipts)                                           398,000             4,975          .11
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                         2,155,200           2,038
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.
    (Global Depositary Receipts)                                         1,770,900           1,859          .03
  Industrial  Credit and Investment Corporation of India Ltd.            3,176,760           6,909          .05
   Ispat Industries Ltd.,  3.00% convertible Eurobonds
    April 1, 2002 (FORMERLY NIPPON DENRO ISPAT LTD.)                     $3,999,000          2,099
   Ispat Industries Ltd.,  3.00% convertible bond April 1, 2001
    (acquired 3/1/94, cost: $6,804,000)
      (Formerly Nippon Denro Ispat Ltd.) (2)                             $7,000,000          3,675          .04
  I.T.C. Ltd.                                                            2,774,600           42,927         .32
  Kirkoskar Cummins                                                      1,838,000           23,136         .17
  Madras Cements  Ltd.                                                   22,000              4,862          .04
  Mahanagar Telephone Nigam Ltd.                                         24,041,000          205,038        1.51
  Mahindra & Mahindra Ltd.
    (Global Depositary Receipts)                                         958,333             14,135
  Mahindra & Mahindra Ltd.,
    5.0% convertible bond July 9, 2001
    (acquired 7/3/96; cost: $5,952,000)(2)                               $5,954,000          7,137          .40
  Master Gain Scheme  (1)                                                367,000             115            -
  Max India Ltd.                                                         493,522             2,730
  Max India Ltd., 12.50% nonconvertible debenture
    March 2, 2004                                                        INR81,661           320
  Max India Ltd., warrants, expire January 1998                          81,661              -              .02
  Motor Industries Co. Ltd. (4)                                          201,855             37,463         .28
  Nicholas Piramal India Ltd. (4)                                        1,127,700           6,782          .05
  Ranbaxy Laboratories Ltd.                                              1,217,050           22,509
  Ranbaxy Laboratories Ltd.
    (Global Depositary Receipts)                                         874,525             20,552         .32
  Raymond Woollen Mills Ltd.                                             931,800             1,694
  Raymond Woollen Mills Ltd.
    (Global Depositary Receipts)                                         1,083,000           4,684          .05
  Reliance Industries Ltd.                                               2,570,000           26,534         .20
  SCICI Ltd., 3.50% convertible Eurobonds
    April 1, 2004                                                        $3,620,000          3,810          .03
  Sundaram Finance Ltd.                                                  153,000             1,329          .01
  Tata Engineering and Locomotive Co. Ltd.                               3,095,500           38,614
  Tata Engineering and Locomotive Co. Ltd.
    (Global Depositary Receipts)                                         4,047,891           62,135         .74
  United Phospherous Ltd.                                                1,227,800           6,817
  United Phospherous Ltd.
    (Global Depositary Receipts)                                         443,264             2,660          .07
  Videocon International Ltd.                                            20,100              17
  Videocon International Ltd.
    (Global Depositary Receipts)                                         62,200              78             -
  Videsh Sanchar Nigam Ltd.                                              638,000             20,077
  Videsh Sanchar Nigam Ltd.
    (Global Depositary Receipts) (1)                                     507,400             10,529         .23
  Zee Telefilms Ltd. (4)                                                 1,010,200           3,292          .02
                                                                                             ----------     ----------
                                                                                             1,015,652      7.48
                                                                                             ----------     ----------

Indonesia - 3.51%
  Asia Pacific Resources International Holdings Ltd. (1)                 1,217,000           5,781          .04
  Asia Pulp & Paper Co, Ltd. (American Depostary Receipts) (1)           1,000,000           15,125         .11
  PT Bank Internasional Indonesia                                        10,231,459          8,838
  PT Bank Internasional Indonesia, warrants,
    expire January 17, 2000 (1)                                          909,462             357            .07
  PT BAT Indonesia (1)                                                   110,000             1,629          .01
  PT Gudang Garam                                                        1,470,000           6,168          .05
  PT Hanjaya Mandala Sampoerna                                           21,990,000          83,898         .62
  PT Indofood Sukses Makmur                                              46,735,200          107,658        .79
  PT Indo-Rama Synthetics                                                26,315,500          23,815         .18
  PT International Nickel Indonesia                                      5,069,500           10,010         .07
  PT Jaya Real Property                                                  6,857,000           9,238          .07
  PT Kalbe Farma                                                         569,000             761            .01
  PT Lippo Bank                                                          23,620,000          24,290         .18
  PT Mayora Indah                                                        10,380,000          5,871          .04
  PT Modern Photo Film Co.                                               5,049,900           17,865         .13
  PT Mulia Industrindo                                                   20,948,072          10,987         .08
  PT Pabrik Kertas Tjiwi Kimia                                           1,640,712           1,906          .01
  PT Panin Bank                                                          22,693,000          14,936
  PT Panin Indonesia  TBK, rights, expire August 4, 1997 (1)             11,346,500          1,867          .12
  Perusahaan Perseroan (Persero) PT Indonesian
      Satellite Corp.                                                    3,683,500           11,023
  Perusahaan Perseroan (Persero)PT Indonesian
      Satellite Corp. (American Depositary Receipts)                     1,924,480           57,614         .51
  PT PP London Sumatra (1)                                               5,000,000           15,837         .11
  PT Ramayana Lestari Sentosa                                            3,070,000           8,840          .06
  PT Semen Cibinong                                                      5,100,000           13,374         .10
  PT Sorini Corp. (1)                                                    250                 -              -
  PT Tambang Timah  (Persero)                                            4,921,000           7,642
  PT Tambang Timah (Persero), Class B (Global Depositary Receipts)       646,270             9,856          .13
  PT Tigaraksa Satria                                                    2,173,140           2,659          .02
                                                                                             ----------     ----------
                                                                                             477,845        3.51
                                                                                             ----------     ----------

Malaysia  - 3.38%
  Arab-Malaysian Finance Bhd.                                            5,155,000           10,929         .08
  Commerce Asset-Holding Bhd.                                            2,516,000           6,630
  Commerce Asset-Holding Bhd., rights, expire July 23,1997 (1)           503,200             18
  Commerce Asset-Holding Bhd., rights,
    expire July 23, 1997 (1)                                             314,500             49             .05
  Easterm & Oriental Bhd.                                                4,000,000           7,355          .05
  Genting Bhd.                                                           2,283,500           10,949         .08
  Genting International PLC                                              8,972,000           26,467         .19
  Guinness Anchor Bhd.                                                   4,563,000           10,126         .07
  Hap Seng Consolidated Bhd.                                             6,029,000           15,052         .11
  Hong Leong Credit Bhd.                                                 4,230,000           15,757
  Hong Leong Credit Bhd., Class A (1)                                    386,000             1,424
  Hong Leong Credit Bhd., rights, expire July 25, 1997 (1)               193,000             191
  Hong Leong Credit Bhd., rights,
    expire July 25 (1)                                                   386,000             0              .13
  IJM Corp. Bhd.                                                         8,505,714           17,864         .13
  IOI Corp. Bhd.                                                         12,317,000          14,057         .10
  Leader Universal Holdings Bhd.                                         8,920,000           16,048         .12
  Malayan Banking Bhd.                                                   10,000              105            -
  Malaysian Airline System Bhd.                                          4,440,000           11,084         .08
  Malaysian International Shipping Corp. Bhd.                            3,076,000           7,984          .06
  MBf Capital Bhd.                                                       12,018,000          22,098         .16
  Nestle (Malaysia) Sdn. Bhd.                                            4,765,000           35,688         .26
  New Straits Times Press (Malaysia) Bhd.                                3,769,000           22,105         .16
  Oriental Holdings Bhd.                                                 2,123,200           15,986         .12
  O.Y.L. Industries Bhd.                                                 1,281,980           8,128          .06
  Renong Bhd.                                                            27,015,000          35,328
  Renong Bhd., 2.50% convertible bond January 15, 2005
     (acquired 10/20/94, cost:$2,554,000) (2)                            $2,550,000          2,932
  Renong Bhd., 2.50% convertible Eurobonds
     January 15, 2005                                                    $2,000,000          2,300
  Renong Bhd., warrants, expire November 21, 2000  (1)                   2,189,500           1,154
  Renong Bhd. Iculs, 4.00% May 21, 2001                                  MYR3,503,200        1,111          .32
  Resorts World Bhd.                                                     967,000             2,912          .02
  Rothmans of Pall Mall (Malaysia) Bhd.                                  1,676,000           16,471         .12
  Sime Darby Bhd.                                                        16,217,000          53,982         .40
  Sime UEP Properties Bhd.                                               3,169,000           6,844          .05
  Technology Resources Industries Bhd. (1)                               9,195,000           15,814         .12
  UMW Holdings Bhd.                                                      6,844,359           32,276
  UMW Holdings Bhd., warrants, expire January 26, 2000  (1)              619,159             1,521          .25
  United Engineers (Malaysia) Bhd.                                       954,000             6,880          .06
  YTL Power International Bhd. (1)                                       3,152,000           3,972          .03
                                                                                             ----------     ----------
                                                                                             459,591        3.38
                                                                                             ----------     ----------


Mauritius  - 0.05%
  State Bank of Mauritius                                                10,927,000          6,205          .05
                                                                                             ----------     ----------

Mexico  - 7.85%
  Apasco, SA de CV                                                       5,601,176           40,261         .30
  Carso Global Telecom, SA de CV                                         2,645,000           10,673         .08
  Cemex, SA de CV, Class A                                               2,956,762           12,789
  Cemex, SA de CV, Class B                                               9,242,251           45,104
  Cemex, SA de CV, ordinary participation certificates                   9,413,720           40,955
  Cemex, SA, Class A, ordinary participation certificates
   (American Depositary Receipts)(acquired 6/14/93, cost: $8,000) (2)    1,183               10
  Cemex, SA de CV, Class B (American Depositary Receipts)                755,792             7,274          .78
  Cifra, SA de CV, Class A                                               23,767,650          43,999
  Cifra, SA de CV, Class B                                               19,656,310          36,685
  Cifra, SA de CV, Class B   (American Depositary Receipts)              14,536,000          26,601
  Cifra, SA de CV, Class C                                               18,706,334          29,958         1.00
  Grupo Carso, SA de CV, Class A                                         2,645,000           18,512         .14
  Grupo Casa Autrey (American Depositary Receipts)                       810,000             16,453         .12
  Grupo Financiero Banamex Accival, SA de CV, Class B  (1)               31,893,850          82,047
  Grupo Financiero Banamex Accival, SA de CV, Class L  (1)               12,656,067          30,004
  Grupo Financiero Banamex Accival, SA de CV,
    7.00% convertible Eurobonds December 15, 1999                        $103,000            101
  Grupo Financiero Banamex Accival, SA de CV,
    11.00% convertible July 15,  2003
      (acquired 7/12/96, cost:  $349,000)(2)                             $371,000            396            .82
  Grupo Financiero Bancomer, SA de CV., Series L
    33.08% convertible subordinated debentures May 16, 2002              MXN5,750,000        769            .01
  Grupo Industrial Maseca, SA de CV, Class B
    (American Depositary Receipts)                                       5,700               94             -
  Grupo Televisa, SA, ordinary participation certificates  (1)           481,000             7,339
  Grupo Televisa, SA, ordinary participation certificates
    (American Depositary Receipts)   (1)                                 3,361,499           102,106        .80
  Kimberly-Clark de Mexico, SA de CV, Class A                            11,358,000          45,833
  Kimberly-Clark de Mexico, SA de CV, Class B                            350,000             1,404          .35
  Pepsi-Gemex, ordinary participation certificates
    (Global Depositary Receipts)
     (Formerly Grupo Embotellador de Mexico)                             1,086,100           13,576         .10
  Sigma Alimentos, SA de CV, Class B                                     566,100             6,139          .05
  Telefonos de Mexico, SA de CV, Class A                                 9,137,500           21,893
  Telefonos de Mexico, SA de CV, Class L                                 13,706,250          32,874
  Telefonos de Mexico, SA de CV, Class A
    (American Depositary Receipts)                                       71,000              167
  Telefonos de Mexico, SA de CV, Class L
    (American Depositary Receipts)                                       7,886,275           376,571        3.18
  Tubos de Acero de Mexico, SA
    (American Depositary Receipts) (1)                                   904,300             16,673         .12
                                                                                             ----------     ----------
                                                                                             1,067,260      7.85
                                                                                             ----------     ----------

Morocco  - 0.18%
Banque Commerciale du Maroc                                              35,443              3,202          .02
Cimenterie de l'Oriental, Class A (1)                                    92,503              6,510          .06
ONA SA                                                                   56,000              4,558          .03
Societe des Brasseries du Maroc                                          20,500              4,037          .03
Wafabank, Class A                                                        72,000              5,883          .04
                                                                                             ----------     ----------
                                                                                             24,190         .18
                                                                                             ----------     ----------

Pakistan  - 0.37%

  Chakwal Cement Co. Ltd. (Global Depositary Receipts) (1)               891,111             891            .01
  Engro Chemical Pakistan Ltd.                                           2,181,600           7,718          .05
  Hub Power Co. Ltd.  (Global Depositary Receipts) (1)                   1,263,328           31,267         .23
  Pakistan Telecommunication Corp.
   (Global Depositary Receipts)                                          150,900             11,167         .08
                                                                                             ----------     ----------
                                                                                             51,043         .37
                                                                                             ----------     ----------



Peru  - 1.75%
  Cementos Lima SA                                                       1,222,818           24,632         .18
  Compania de Minas Buenaventura SA, Class A                             1,485,596           13,842
  Compania de Minas Buenaventura SA, Class B                             111,975             1,102
  Compania de Minas Buenaventura SA, Class B
    (American Depositary Receipts)                                       423,500             8,338          .17
  Credicorp Ltd. (4)                                                     4,551,946           100,143        .74
  Minsur SA-Trabajo                                                      2,700,751           10,228         .08
  Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (2)               12,571,524          18,167         .13
  Telefonica del Peru, Class B (American Depositary Receipts)            2,344,700           61,402         .45
                                                                                             ----------     ----------
                                                                                             237,854        1.75
                                                                                             ----------     ----------

Philippines  - 3.68%
  Ayala Corp., Class B                                                   42,273,425          30,482
  Ayala Corp., Class B (Global Depositary Shares)                        965,580             5,793          .27
  Ayala Land, Inc., Class B                                              33,673,174          30,990
  Ayala Land, Inc., convertible bond  March 19, 2002                          PHP260,000,000   9,867          .30
  Bacnotan Consolidated Industries, Inc.                                 493,131             730
  Bacnotan Consolidated Industries, Inc., 5.50% convertible
   bond June 21, 2004 (acquired 6/8/94, cost: $4,483,000) (2)            $4,500,000          3,330          .03
  Bank of the Philippine Islands                                         2,306,300           14,704         .11
  Benpres Holdings Corp.
    (Global Depositary Receipts) (1)                                     2,306,510           16,148         .12
  C&P Homes, Inc.                                                        38,993,850          14,650         .11
  Fil-Estate Land, Inc. (1)                                              25,300,000          7,393          .05
  Fortune Cement Corp.                                                   33,868,500          8,226          .06
  HI Cement Corp.                                                        33,051,900          6,272          .05
  International Container Terminal Services, Inc. (1)                    8,681,595           4,448
  International Container Terminal Services, Inc., 6.00% convertible
    bond February 19, 2000 (acquired 2/18/93, cost: $4,000,000) (1)(2)   $4,000,000          6,200          .08
  JG Summit Holdings, Inc., Class B                                      18,772,900          3,847
  JG Summit Holdings, Inc., Class B
    (Global Depositary Shares)                                           20,000              413
  JG Summit Holdings, Inc.,
    3.50% convertible bond December 23, 2003
    (acquired 12/9/93, cost: $9,870,000) (1)(2)                          $9,870,000          7,254          .08
  Keppel Philippines Holdings, Inc., Class B  (1)                        272,084             32             -
  Manila Electric Co., Class B                                           3,705,607           18,282         .13
  Metropolitan Bank and Trust Co.                                        2,019,752           42,924         .32
  Petron Corp.                                                           9,106,874           2,316
  Petron Corp. (Global Depositary Receipts)                              371,452             4,643          .05
  Philippine Airlines Inc. (1)                                           53,811,255          10,211         .08
  Philippine Commercial International Bank, Inc.                         871,940             8,438          .06
  Philippine Long Distance Telephone Co., ordinary                       172,500             5,597
  Philippine Long Distance Telephone Co.
    (American Depositary Receipts)                                       1,591,305           102,241
  Philippine Long Distance Telephone Co., convertible preferred,
    Series II (Global Depositary Receipts)                               484,000             16,940
  Philippine Long Distance Telephone Co., convertible
    preferred, Series III (Global Depositary Shares)                     87,000              5,046          .96
  Philippine National Bank  (1)                                          913,359             6,205          .05
  PR Holdings, Inc., subscription rights
    (acquired 7/8/92, cost: $9,835,000) (1)(2)                           2,236,600           2,812          .02
  San Miguel Corp., Class B                                              25,352,853          66,870         .49
  SM Prime Holdings, Inc.                                                74,867,000          22,162         .16
  Southeast Asia Cement Holdings, Inc. (1)                               68,088,782          3,307          .02
  Universal Robina Corp.                                                 29,809,400          10,860         .08
                                                                                             ----------     ----------
                                                                                             499,633        3.68
                                                                                             ----------     ----------

Poland  - 0.47%
  Bank Inicjatyw Gospodarczych BIG SA                                    1,589,957           1,912          .01
  Bank Rozwoju Eksportu SA                                               604,700             12,701         .09
  Elektrim                                                               2,610,325           22,726
  Elektrim, 2.0% convertible bond May 30, 2004 (2)                       DEM9,727,000        5,776          .21
  Polifarb Wroclaw (1)(4)                                                1,294,778           4,848          .04
  Zaklady Metali Lekkich Kety SA                                         162,680             2,476          .02
  Zaklady Piwowarskie w Zywcu SA (4)                                     217,611             13,911         .10
                                                                                             ----------     ----------
                                                                                             64,350         .47
                                                                                             ----------     ----------
Portugal  - 0.74%

  Elec de Portugal (1)                                                   264,000             4,850          .04
  Portugal Telecom ,SA                                                   913,000             36,871
  Portugal Telecom, SA (American Depositary Receipts)                    951,500             38,179         .55
  TELECEL - Comunicacoes Pessoais, SA (1)                                246,100             20,437         .15
  TVI-Televisao Independente, SA (1)                                     105,500             158            -
                                                                                             ----------     ----------
                                                                                             100,495        .74
                                                                                             ----------     ----------

REPUBLIC OF CROATIA - 0.45%
   PLIVA d.d. (Global Depositary Receipts)                               3,761,053           61,117         .45
                                                                                             ----------     ----------

RUSSIA AND FORMER REPUBLICS OF THE SOVIET UNION - 6.66%

  AO Mosenergo Power Generation and Electrification
    Amalgamation (Russian Depositary Trust Certificate)                  750                 10,508
  AO Mosenergo Power Generation and Electrification
    Amalgamation (American  Depositary Shares)                           638,500             27,615         .28
  Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate) (1)           270                 10,935         .08
  Avalon Oil (1)(4)                                                      4,250,000           5,663          .04
  Gez Investments Holding Ltd.,Class A
   (aquired 9/11/95,cost: $230,000) (1)(2)                               2,870               482
  Gez Investments Holding Ltd.,Class B
   (aquired 9/11/95,Cost: $12,623,000) (1)(2)                            157,793             26,509         .20
  Global Tele-Systems Ltd., warrants, expire February 2, 2001
    (acquired 2/2/96, cost:$0) (1)(2)                                    1,944,444           11,667         .09
  Irkutskenergo (Russian Depositary Trust Certificate) (1)               965                 65,620         .48
  JKX Oil & Gas PLC  (1)(4)                                              10,230,233          7,157
  JKX Oil & Gas PLC
    7.00% convertible bond June 30, 2001
    (acquired 6/6/96; cost: $2,000,000) (2)(4)                           2,000,000           2,000          .07
  Kamaz  (1)                                                             3,765,000           8,095          .06
  Lenenergo (1)                                                          27,836,800          23,105         .17
  Lukinter Finance 3.50% convertible bond May 6,2002
  (acquired 4/18/97; cost $16,536,000) (2)                               16,428,000          20,453
  LUKoil Holding  (Russian Depositary Trust Certificate)                 60                  5,889
  LUKoil Holding  (American Depositary Receipts)                         2,325,900           182,630        1.54
  Moscow City Telephone Network (MGTS) (Russian
    Depositary Trust Certificate) (1)                                    1,111               111,100        .82
  New Century Capital Partners, LP
   (acquired 12/7/95,cost: $11,071,000) (1)(2)(3)                        10,920,000          11,071         .08
  Nizhny-Non Svyaz RDC (Russian Depositary Trust Certificate) (1)        70                  10,500         .08
  Ramco Energy PLC (4)                                                   1,417,000           24,903         .18
  RAO Gazprom  (American Depositary Receipts)
    (acquired 10/21/96, cost:$38,674,000) (2)                            2,322,800           39,952         .29
  Russian Telecommunications Development Corp.
   (acquired 12/22/93, cost: $3,800,000) (1)(2)                          380,000             2,850
  Russian Telecommunications Development Corp.,
    nonvoting ordinary (acquired 12/22/93, cost: $6,200,000) (1)(2)      620,000             4,650          .06
  St. Petersburg Telephone Network                                       12,913,020          21,823         .16
  Star Mining Corp. NL  (1)                                              18,884,400          2,565          .02
  Unified Energy Systems of Russia  (1)                                  735,796,500         266,285        1.96
  Xavier Corp. (1) (4)                                                   1,350,000           42             .00
                                                                                             ----------     ----------
                                                                                             904,069        6.66
                                                                                             ----------     ----------
Slovakia  - 0.05%

  VSZ, AS                                                                371,928             6,971          .05
                                                                                             ----------
South Africa  - 3.79%
  African Oxygen Ltd.                                                    6,017,614           19,776         .15
  Bidvest Group Ltd.                                                     1,795,675           13,862         .10
  Ellerine Holding Ltd.                                                  1,430,761           10,193         .08
  Foodcorp Ltd.                                                          484,495             3,687          .03
  Hudaco Industries Ltd.                                                 1,452,000           7,045          .05
  International  Pepsi-Cola Bottler Investments
     (aquired 12/18/95, cost:  $9,900,000) (1)(2)(3)                     100,000             10,000         .07
  Iscor Ltd.                                                             38,116,029          25,220         .19
  JD Group Ltd.                                                          2,215,178           13,680         .10
  Malbak Ltd.                                                            9,109,400           14,466         .11
  Metro Cash and Carry Ltd.                                              38,604,000          34,057         .25
  MIH Holdings Ltd. (1)                                                  1,852,000           7,393          .05
  Nasionale Pers Beperk-N, Class N                                       2,170,000           25,007         .18
  Nedcor Ltd. (Global Depositary Receipts)                               852,791             18,903
  Nedcor Ltd., warrants, expire September 30, 1997
   (acquired 11/21/95, cost:  $513,000)(1)(2)                            198,180             2,163          .16
  Rembrandt Group Ltd.                                                   1,927,000           20,571         .15
  Sage Group Ltd.                                                        1,570,000           8,311          .06
  Sasol Ltd.                                                             11,589,586          152,091        1.12
  South Africa Capital Growth Fund, LP, Class A
      (acquired 8/25/95, cost:$1,900,000) (1)(2)(3)                      1,900               1,900
  South Africa Capital Growth Fund, LP, Class D
      (acquired 8/25/95,cost:$13,650,000) (1)(2)(3)                      13,650              13,650         .11
  South African Breweries Ltd.                                           3,212,378           98,660         .73
  South African Druggist Ltd.                                            1,647,139           13,623         .10
                                                                                             ----------     ----------
                                                                                             514,258        3.79
                                                                                             ----------     ----------

South Korea  - 6.38%
  Anam Industrial Co. Ltd.                                               634,872             8,885          .07
  Daegu Bank, Ltd.                                                       298,750             2,517          .02
  Daehan Asia Trust (International Depositary Receipts)                  2,820               2,820          .02
  Daehan Korea Trust (International Depositary Receipts)                 500                 327            -
  Daewoo Corp.                                                           257,738             2,100          .02
  Daewood Securities Co., Ltd., nonvoting preferred                      421,270             3,423
  Daewood Securities Co., Ltd.,ordinary  (1)                             1,622,902           29,491         .24
  Hanil Bank                                                             4,161,090           23,482         .17
  Housing & Commercial Bank                                              13,610              257            .00
  Hyundai Electronics                                                    842,650             43,274         .32
  Hyundai Motor Co.                                                      1,204,300           39,772
  Hyundai Motor Co., nonvoting preferred
  (Global Depositary Receipts)                                           1,781,580           18,306         .43
  Kookmin Bank                                                           1,213,233           22,782         .17
  Korea Electric Power Corp.                                             3,135,890           93,794
  Korea Electric Power Corp.
  (American Depositary Receipts)                                         49,900              932
  Korea Electric Power Corp.,
    5.0% convertible bond August 1, 2001                                 $3,000,000          3,000          .72

  Korea First Bank                                                       790,350             3,301          .02
  Korea Industrial Leasing Co., Ltd.                                     241,000             2,244          .02
  Korea Long Term Credit Bank                                            281,793             4,357          .03
  Korea Pacific Trust (International Depositary Receipts) (1)            3,000               3,375          .02
  Korea Zinc Co. Ltd.                                                    344,800             7,978          .06
  Kyongnam Bank                                                          733,607             7,684          .06
  LG Chemical Ltd., preferred                                            330,000             1,900          .01
  LG Electronics Inc.                                                    1,960,854           36,517
  LG Electronics Inc., nonvoting preferred                               442,500             3,421
  LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)                                           707,100             4,101
  LG Electronics Inc.
  (Global Depositary Receipts)                                           13,488              113            .33
  LG Securities Ltd., preferred  (1)(4)                                  993,540             5,943
  LG Securities Co., Ltd.  (1)(4)                                        2,008,560           24,484         .22
  Pacific Chemical Industrial Co. Ltd.                                   165,440             4,127          .03
  Pohang Iron & Steel Co., Ltd.                                          610,680             61,810         .46
  Samsung Display Devices                                                637,860             34,848
  Samsung Display Devices  0.5% convertible Eurobonds
    April 12, 2002                                                       $1,000,000          1,160          .26
  Samsung Electronics Co., Ltd., nonvoting preferred                     118,403             5,506
  Samsung Electronics Co., Ltd.                                          1,780,181           195,478
  Samsung Electronics Co., Ltd., nonvoting preferred
   (Global Depositary Shares)                                            1,611,168           43,501
  Samsung Electronics Co., Ltd.
   (Global Depositary Shares)                                            261,542             15,169
  Samsung Electronics Co., Ltd., rights, expire July 1, 1997 (1)         29,392              1,685          1.92
  Samsung Fire & Marine Insurance (1)                                    27,360              10,300         .08
  Seoul Asia Index Trust (International Depositary Receipts) (1)         80                  640            -
  Shinhan Bank                                                           1,490,470           22,021         .16
  SK Telecom Co., Ltd.                                                   51,900              38,013
  SK Telecom Co., Ltd.
  (American Depositary Receipts)                                         9,100               92             .28
  Yukong Ltd.                                                            1,302,084           31,597
  Yukong Chf, warrants, expire June 18, 1999  (1)                        10,000              514            .24
                                                                                             ----------     ----------
                                                                                             867,041        6.38
                                                                                             ----------     ----------
Sri Lanka  - 0.07%
  Asian Hotel Corp.   (1)                                                12,215,000          2,717          .02
  Development Finance Corp. of Ceylon                                    1,258,310           6,137          .05
  National Development Bank of Sri Lanka                                 96,200              428            .00
                                                                                             ----------     ----------
                                                                                             9,282          .07
                                                                                             ----------     ----------
Taiwan  - 9.44%

  Accton Technology Corp. (1)                                            2,224,000           9,727
  Accton Technology Corp. (Global Depositary Receipts) (1)               82,500              722            .08
  Acer Computer International Ltd.                                       1,639,500           3,017          .03
  Acer Inc. (1)                                                          25,523,065          91,876
  Acer Inc.
  (Global Depositary Receipts) (1)                                       1,799,000           31,977         .91
  Acer Peripherals Inc.                                                  11,145,125          31,694         .23
  Advance Semiconductor Engineering, Inc.  (1)                           24,745,608          93,976
  Advance Semiconductor Engineering,  Inc.
  (Global Depositary Receipts) (1)                                       280,692             5,579          .73
  Asia Cement Corp.                                                      30,763,680          48,726         .36
  Asia Corporate Partners Fund, Class B
    (acquired 3/12/96; cost: $20,027,000) (1)(2)(3)                      40,000              20,000         .15
  Asustek Computer (1)                                                   4,050,000           53,650         .38
  Cathay Construction Co. Ltd.                                           17,740,000          30,652         .23
  China Steel Corp.                                                      14,042,500          14,862
  China Steel Corp. (American Depositary Receipts)
    (acquired 5/21/92; cost: $6,369,000) (2)                             417,175             8,907          .16
  Delta Electronics                                                      6,674,000           41,322         .30
  Inventec (1)                                                           2,072,600           12,534         .09
  Mosel Vitelic Inc. (1)                                                 19,133,800          47,180         .35
  Nan Ya Plasitic Corp.                                                  13,320,000          38,838
  Nan Ya Plasitic Corp.,
    1.75% Eurobond July 19, 2001                                         10,020,000          14,329         .39
  Primax Electronics                                                     6,561,582           19,486         .14
  Seres Capital (Cayman Islands)
    (acquired 3/12/96; cost:$25,000) (1)(2)                              2                   25
  Seres Capital (Cayman Islands), nonvoting
    (acquired 3/12/96; cost: $125,000) (1)(2)                            8                   125            .00
  Siliconware Precision Industries Co., Ltd.                             10,160,920          34,382
  Siliconware Precision Industries Co., Ltd.
  (Global Depositary Receipts) (1)                                       90,856              1,545          .26
  Taiwan Mask Corp. (1)                                                  837,039             4,851          .04
  Taiwan Semiconductor Manufacturing Co. Ltd. (1)                        129,545,700         575,914        4.24
  Ton Yi Industrial Corp. (1)                                            7,166,062           10,602         .08
  U-Ming Marine Transport Corp.                                          1,772,138           1,352          .01
  Unicap Electronics  (1)                                                342,240             943            .01
  Wus Printed Circuit Co., Ltd.                                          6,555,000           22,180         .17
  Yangming Marine Transport Corp.                                        8,346,000           9,794          .07
  Yieh Phui Enterprises 1.0% convertible bond June 18, 2007
   (acquired 6/4/97, cost:  4,370,000) (2)                               4,370,000           3,933          .03
                                                                                             ----------     ----------
                                                                                             1,284,700      9.46
                                                                                             ----------     ----------

Thailand  - 0.93%
  Alphatec Electronics PCL (1)                                           423,400             267            .00
  Ayudhya Jardine CMG Life Assurance (1)                                 84,547              155            .00
  Bangkok Bank PCL                                                       4,604,160           31,765
  Bangkok Bank PCL, 3.25% convertible
     Eurobonds March 3, 2004                                             3,630,000           2,777          .25
  Bangkok Insurance PLC                                                  346,300             5,637          .04
  Bank of Ayudhya PCL                                                    3,548,500           5,570          .04
  Charoen Pokphand Feedmill PCL                                          1,575,600           4,031          .03
  Dusit Thani PCL                                                        990,000             844            .01
  Electricity Generating Authority of Thailand                           11,975,217          29,474
  Electricity Generating Authority of Thailand, local registered         22,530              47             .22
  Industrial Finance Corp. of Thailand                                   2,402,000           3,072          .02
  KR Precision                                                           1,302,100           9,387          .07
  Nakhornthai Integrated Steels Co., Ltd. (1)(4)                         11,213,400          1,087          .01
  Post Publishing PCL (4)                                                2,525,000           3,425          .03
  Serm Suk PLC                                                           210,166             4,562
  Serm Suk PLC, local registered                                         64,960              806            .04
  Siam Commercial Bank Co.Ltd.                                           832,100             3,419          .02
  Swedish Motors Corp. PLC                                               1,608,100           748            .01
  Thai Farmers Bank PCL                                                  1,527,010           6,511
  Thai Farmers Bank PCL, warrants, expire September 15, 2002 (1)         335,451             146            .05
  Thai Glass Industries PCL                                              1,272,200           3,452          .03
  Thai Military Bank PCL                                                 2,133,684           2,398          .02
  Wattachak PLC,
    3.50% convertible bond December 6, 2003                              $6,400,000          6,144          .04
                                                                                             ----------     ----------
                                                                                             125,724        .93
                                                                                             ----------     ----------
Turkey  - 2.25%
  Adana Cimento Sanayii TAS, Class A (4)                                 74,163,854          6,872
  Adana Cimento Sanayii, TAS, Class C                                    25,469,510          270            .05
  Ege Biracilik ve Malt Sanayii AS                                       37,745,919          8,775          .06
  Koc Holding AS, ordinary                                               143,227,692         33,780         .25
  Migros Turk TAS                                                        41,911,363          29,654         .22
  Netas Northern Electric Telekomunikasyon AS  (1)                       33,819,300          9,344          .07
  Petrol Ofisi AS                                                        143,335,605         27,044         .20
  Trakya Cam Sanayii AS (4)                                              405,741,525         17,772         .13
  Turliye Is Bankasi AS (Previously listed as Is Bankasi AS)(1)          134,538,700         52,582         .39
  Turkiye Sise ve Cam Fabrikalari AS (4)                                 659,015,096         41,744         .31
  Yapi ve Kredi Bankasi AS (4)                                           3,375,893,889       77,345         .57
                                                                                             ----------     ----------
                                                                                             305,182        2.25
                                                                                             ----------     ----------




Vietnam - 0.05%
  Vietnam Frontier Fund
   (acquired 7/21/94, cost: $3,000,000) (1)(2)                           291,300             3,000          .02
  Vietnam Investment Fund, preferred, units
   (acquired 8/4/94, cost: $3,206,000) (1)(2)(3)                         30                  3,206
  Vietnam Investment Fund, ordinary, units
   (acquired 8/4/94, cost: less than $1,000) (1)(2)(3)                   6                   0              .03
                                                                                             ----------     ----------
                                                                                             6,206          .05
                                                                                             ----------     ----------



Multi National  - 2.05%
  Abacan Resource Corp. (1)                                              5,470,000           17,436         .13
  Armada Gold Corp., Class A  (1)(4)                                     4,600,000           1,733
  Armada Gold Corp., warrants, expire February 18, 1997
    (acquired 10/21/96, cost: $0)(1)(2)(4)                               2,000,000           0              .01
  Cie Financiere pour l'Europe Centrale SA (Global Depositary Receipts) (1)   103,195             2,850          .02
  Diamondworks Ltd. (1)                                                  1,500,000           1,956
  Diamondworks Ltd.,warrants, expire April 4, 1997
    (acquired 12/5/96, cost: $0)(1)(2)                                   1,500,000           0              .02
  Dragon Oil PLC (1)                                                     101,800,000         4,240
  Dragon Oil Placement, rights, expire 7/21/97 (1)                       61,080,000          890            .04
  Emerging Markets Gold Fund, ordinary
    (acquired 1/28/94; cost $96,000)  (1)(2)(3)                          76,500              1,731          .01
  Freeport-McMoRan Copper & Gold Inc., Class A                           90,000              2,632          .02
  Marchmont Gold (FORMERLY TIMBUKTU GOLD)(1)                             148,380             50             .00
  New Asia East Investment Fund Ltd., Class A
    (acquired 5/23/96, cost:$2,936,000) (1)(2)(3)                        293,600             2,921
  New Asia East Investment Fund Ltd., Class B, nonvoting
    (acquired 5/23/96, cost:$40,064,000)(1)(2)(3)                        4,006,400           39,861         .31
  New Europe East Investment Fund, Class B
    (acquired 6/4/93, cost $51,092,000) (1)(2)                           436                 57,353         .42
  Panamerican Beverages Inc., Class A                                    4,062,800           133,565        .99
  Sutton Resources Ltd (1)                                               1,120,000           9,908
  Sutton Resources Ltd., warrants, expire September 30,1998
    (acquired 3/21/96, cost:$0) (1)                                      155,000             786            .08
                                                                                             ---------      -------
                                                                                             277,912        2.05


Miscellaneous  - 0.61%                                                                       ----------     ----------
  Equity-type securities in initial period of acquisition                                    82,443         .61
                                                                                             ----------     ----------


TOTAL EQUITY-TYPE SECURITIES (cost: $8,289,835,000)                                          ----------     ----------
                                                                                             12,135,350     89.34
                                                                                             ----------     ----------


                                                                         Principal
                                                                         Amount
                                                                         (000)
BOND & NOTES

Argentina  - 1.36%
  Republic of Argentina
   9.25% February 23, 2001                                               18,650              19,512         .14
  Republic of Argentina
   11.00% October 9, 2006                                                34,075              37,951         .28
  Republic of Argentina
   11.375% January 30, 2017                                              27,250              30,343         .22
  Argentina ARP  11.75% February 12, 2007                                ARP41,000           45,660         .34
    (acqired 2/14/97, cost:  $40,772,000)
   Republic of Argentina Bocon PIK
     3.2424% April 1, 2007 (5)                                           ARP18,415           12,645         .09
  Republic of Argentina Bocon PIK
     Capitalized Interest 3.2424% April 1, 2007                          ARP7,089            7,090          .05
  Republic of Argentina Bearer Bond Series L 6.750%
     March 31, 2005 (5)                                                  $20,419             19,202         .15
  CEI Citicorp  Holdings Series B 11.25% February 14, 2007               ARP11,675           11,852         .09

                                                                                             ----------     ----------
                                                                                             184,255        1.36
                                                                                             ----------     ----------

Brazil - 0.57%
  Comtel Brasileira Ltda. 10.75% September 26, 2004
    (acquired 9/18/96, cost:$2,400,000)(2)                               $2,400              2,598          .02
  Federal Republic of Brazil Capitalization Bond PIK
   8.00% April 15, 2014                                                  8,685               6,969          .05
  Federal Republic of Brazil Debt Conversion Bond Series L
    Frn .65625% April 15, 2012 (5)                                       23,250              19,211         .14
  Federal Republic of Brazil Bearer Bond Series EI-L                     8,811               8,132          .07
    6.875% April 15, 2006  (5)
  Brazil NMB L FRN SF 6.9375% April 15, 2009 (5)                         7,100               6,213          .05
  Multicanal Participacoes SA Class B
    12.625% June 18, 2004                                                10,500              12,002         .09
  MYDFA Trust 6.54688% September 15, 2007
    (acquired 10/2/96, cost:$14,122,000)(2)                              16,497              15,054         .11
  Tevecap SA 12.625% November 26, 2004                                   6,470               6,996          .04
                                                                                             ----------     ----------
                                                                                             77,175         .57
                                                                                             ----------     ----------

Bulgaria  - 0.35%
  Republic of Bulgaria Interest Arrears Bond
    6.5625% July 28, 2011                                                20,250              14,661         .12
  Republic of Bulgaria Front Loaded Interest Reduction Bond
    Series A 2.25% July 28, 2012                                         56,450              32,244         .23
                                                                                             ----------     ----------
                                                                                             46,905         .35
                                                                                             ----------     ----------

Columbia  - 0.02%
  Comunicacion Cellular SA
    0%/13.125% November 15, 2003 (1)(6)                                  3,000               2,145          .02
                                                                                             ----------     ----------

Ecuador  - 0.12%
  Republic of Ecuador Past Due Interest Bonds
      6.4375%  February 27, 2015 (5)                                     25,563              16,456         .12
                                                                                             ----------     ----------

India - 0.00%
  Flex Industries Ltd. 13.50% December 31, 2004                           INR 29,929         614            .00
                                                                                             ----------     ----------

Mexico  - 0.39%
  Banco Nacional de Comercio Exterior, S.N.C.
    7.25% February 2, 2004                                               3,375               3,147          .02
  Grupo Televisa, SA
    0%/13.25% May 15, 2008 (1)(6)                                        $3,000              2,085          .02
  Innova, S. de R.L. 12.875%
   Senior Notes due April 1, 2007 (acquired 3/26/97,cost: $993,000)(2)   $1,000              1,051          .01
  Tubos de Acero de Mexico, SA
    13.75% December 8, 1999
    (acquired 11/23/94, cost: $3,714,000)(2)                             3,750               4,247          .03
  United Mexican Government Bond
    7.875% August 6, 2001 (5)                                            1,150               1,152          .01
  United Mexican States Discount Bonds Series A
    UNIT 6.86719% December 31, 2019                                      1,750               1,631          .01
  United Mexican States Discount Bonds Series B
    UNIT 6.835% December 31, 2019 (5)                                    500                 466            .00
  United Mexican States Discount Bonds Series C
    UNIT 6.820% December 31, 2019(5)                                     3,750               3,495          .03
  United Mexican States Discount Bond Series D
     6.1825% December 31, 2019(5)                                        2,750               2,563          .02
  United Mexican States Government Bond
    7.5625% August 6, 2001 (acquired 7/29/96,
    cost: $4,980,000) (2)(5)                                             5,000               5,009          .03
  United Mexican States Government Bond
    11.375% September 15, 2016                                           6,010               6,755          .05
  United Mexican States Government Bond
    11.50% May 15, 2026                                                  6,670               7,620          .06
  United Mexican States Government Bond
    9.75% February 6, 2001                                               13,200              13,942         .10
                                                                                             ----------     ----------
                                                                                             53,163         .39
                                                                                             ----------     ----------


Panama  - 0.20%
  Republic of Panama  Interest Reduction Bond 3.50% due
     July 17, 2014 (acquired 11/8/95, cost: $14,546,000)(2)(5)           25,114              19,432         .14
  Republic of Panama Past Due Interest Bond 6.5625% due
     July 17, 2016 (acquired 6/21/96, cost:$5,737,000)(2)(5)             8,562               7,534          .06
                                                                                             ----------     ----------
                                                                                             26,966         .20
                                                                                             ----------     ----------
Peru  - 0.50%
  Republic of Peru (Front Loaded Interest Loaded Reduction Bond)         29,500              17,700         .13
     3.25% March 7, 2017 (acquired 8/5/96, cost:  $16,975,000) (2)(5)
  Republic of Peru (Front Loaded Interest Loaded Reduction Bond)
    4.00% March 7, 2017 (acquired 3/7/97, cost:  $50,414,000)(2)(5)      77,625              50,747         .37
                                                                                             ----------     ----------
                                                                                             68,447         .50
                                                                                             ----------     ----------

Philippines  - 0.15%
  Republic of Philippines (Front Loaded Interest Reduction
   Bond) Series B 5.00% due June 1, 2008                                 21,250              20,018         .15
                                                                                             ----------     ----------


Russian Federation  - 0.05%
  Vneshekonombank A 8.00%
    December 15, 2020 (1)(5)                                             DEM6,500            3,622          .02
  Vneshekonombank A 8.00%
    8.00% December 15, 2020 (5)                                          4,000               3,672          .03
                                                                                             ----------     ----------
                                                                                             7,294          .05


South Africa  - 0.10%
  Republic of South Africa  13.00%  August 31, 2010                      ZAR64,250           12,988         .10
                                                                                             ----------     ----------

Venezuela  - 0.46%
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series A Eurobonds 6.75% March 31, 2007 (5)                    $11,190             10,407         .08
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series B Eurobonds 6.75% March 31, 2007 (5)                    10,476              9,743          .07
  Republic of Venezuela Debt Conversion Bond
    6.75%  December 18, 2007 (5)                                         45,000              41,738         .31
                                                                                             ----------     ----------
                                                                                             61,888         .46
Multi National  - 0.18%
  Global Tele-systems Group Loan 10.00% February 1, 2001
    (acquired 2/2/96, cost; $25,872,000)(1)(2)                           29,954              25,725         .18
                                                                                             ----------     ----------
TOTAL BONDS AND NOTES (cost: $ 534,243,000)                                                  604,039        4.45
                                                                                             ----------     ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 3.16%

American Express Credit Corp. 5.52% due 7/14/97                          20,000              $19,957        .15
Canada Bills  5.44-5.51% due 7/24-9/5/97                                 66,200              65,669         .48
Canadian Imperial Holdings Inc. 5.565% due 8/4/97                        19,800              19,693         .15
Commonwealth Bank of Australia  5.53% due 8/4/97                         46,800              46,548         .34
Daimler-Benz AG  5.52% due 7/14/97                                       4,700               4,690          .03
Halifax Building Society  5.55% due 7/14/97                              48,500              48,395         .36
Hershey Foods Corp.  5.53% due 8/1/97                                    4,200               4,179          .03
National Australia Funding (DE) Inc. 5.54-5.62% due 7/7-9/11/97          60,300              60,061         .44
Nestle Capital Corp. 5.52% due 9/12/97                                   20,000              19,773         .15
Royal Bank of Canada 5.61% due 7/15/97                                   30,000              29,930         .22
RTZ America, Inc. 5.58% due 9/9/97                                       45,400              44,899         .33
Societe Generale N.A. Inc. 5.58% due 9/10/97                             20,000              19,777         .14
Svenska Handelsbanken Inc. 5.62% due 7/16/97                             46,200              46,085         .34
                                                                                             ----------     ----------
                                                                                             429,656        3.16
                                                                                             ----------     ----------

Federal Agency Discount Notes  - 1.86%
  Federal Home Loan Banks 5.535% due 8/7/97                              15,000              14,914         .11
  Federal Home Mortgage Corp. 5.41%-5.57% due 7/14-9/10/97               114,055             113,121        .83
  Federal National Mortgage Assn.  5.44%-5.535% due 7/14-9/8/97          125,600             124,639        .92
                                                                                             ----------     ----------
                                                                                             252,674        1.86
                                                                                             ----------     ----------


Non-U.S. Government Short -Term Obligations - 0.16%
  Kenya Government Treasury Bills due 9/22/97                            KES187,250,000      3,298          .03
  Mesbla SA Series 2
    13.25% convertible bond February 1, 1997 (1)                         R$ 35,460,000       112            .00
  Polish Government Treasury Bills due 1/7-4/17/98                       PLZ  68,000         18,222         .13
                                                                                             ----------     ----------
                                                                                             21,632         .16
                                                                                             ----------     ----------


Non-U.S. Currency  - 0.61%
  Chilean Peso                                                           CHP7,360,183        17,684         .13
  New Taiwanese Dollar                                                   NT$1,818,339        65,455         .48
                                                                                             ----------     ----------
                                                                                             83,139         .61
                                                                                             ----------     ----------

TOTAL SHORT-TERM SECURITIES (cost:$792,814,000)                                              787,101        5.79
                                                                                             ----------     ----------
TOTAL INVESTMENT SECURITIES (cost: $ 9,616,892,000)                                          13,526,490     99.58
Excess of cash and receivables over liabilities                                              57,154         .42
                                                                                             ----------     ----------
NET ASSETS                                                                                   $13,583,644    100.00%
                                                                                             ==========     ==========
Forward Contracts
NET ASSETS including Forward Contracts




  1. Non- income-producing securities.

  2. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1996, the total  market value and cost of such securities was $536,087,000 and $497,671,000, respectively, and the market value represented 5.93% of net assets.  Such securities, excluding convertible bonds and American Depositary Receipts, are valued at fair value.

   3. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.


   4. Coupon rate may change periodically.

   5. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.


   6. Participation interests were acquired through the financial instituition indicated parenthetically.


   7. Security is currently in default.


Non-U.S. Currency Symbols:
  ARP - Argentine Peso
  CHP - Chilean Peso
  DEM- German Deutsche Mark
  INR - Indian Rupee
  MXN -Mexican Peso
  MYR - Malaysian Dollar
  NT$ - New Taiwanese Dollar
  PLZ - Polish Zloty
  R$ - Brazilian Real


See Notes to Financial Statements

EQUITY-TYPE SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31, 1996

Accton Technology
Al-Ahram Beverages
Asia Cement
Asia Pulp & Paper
Asustek Computer
Avalon Oil
Banco Real
Banco Real de Investimento
Bangkok Insurance
PT BAT Indonesia
Bavaria
Beijing Datang Power Generation
Black Swan Gold Mines
Cathay Construction
Centrais Electrica de Santa Catarina
China Eastern Airlines
Delta Electronics
Elec de Portugal
Electrolux Brasileiras
Elektrim
Ellerine Holdings
Encorpar
Fodcorp
Grupo Casa Autrey
Hyundai Electronics
Industrial Credit and Investment Corp. Of India
Kirloskar Cummins
Lenenergo
LIGHT - Servicos de Eletricidade
Lukinter Finance
Malaysian International Shipping
Mbf Capital
Mosel Vitelic
Nan Ya Plastics
Oriental Holdings
PT Panin Bank
Reliance Industries
Rothmans of Pall Mall (Malaysia)
Samsung Display Devices
Samsung Fire & Marine Insurance
PT Semen Cibinong
SK Telecom
South African Druggists
Taiwan Mask
Unibanco - Uniao de Bancos Brasileiros
Unified Energy Systems of Russia
United Engineers (Malaysia)
VSZ
Yieh Phui Enterprises
YTL Power International
Zhejiang Expressway

EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE DECEMBER 31, 1996

Brisa
CAP
Companhia Suzano de Papel e Celulose
Companhia Vidraria Santa Marina
Consolidated Electric Power Asia
Corporacion Geo
Gold Fields of South Africa
Haitai Stores
Hellenic Telecommunicatins Organization
India Fund
Industrias Klabin de Papel e Celulose
Intracom
Iochpe-Maxion
Korea Mobile Telecommunications
PT Kabelmetal Indonesia
Pilipino Telephone
PT Praxair Indonesia
Refrigeracao Parana
Rhodia-Ster
Siam City Bank
Ssangyong Investment & Securities
SsanyYong Oil Refining
Taiwan American Fund
Taiwan Opportunities Fund
Telecommunicacoes de Minas Gerais
Turkiye Garanti Bankasi
EMERGING MARKETS GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities                              (dollars in
at June 30, 1997                                                 thousands)

Assets:
 Investment securities at market
  (cost: $9,616,892) ...............                                                       $13,526,490
 Cash ...............................                                                      7,675
 Receivables for--
  Sales of investments .............                             $49,861
  Sales of fund's shares                                         110,411
  Dividends and accrued interest ...                             69,450                    229,722
                                                                 ------------------        ----------------
                                                                                           13,763,887
                                                                                           ----------------
Liabilities:
 Dividend payable                                                                          8,158
 Non-U.S. taxes payable                                                                    16,899
 Payables for--
  Purchases of investments .........                             78,979
  Unfunded capital commitments                                   64,839
  Open forward currency contracts                                453
  Management services ..............                             6,730
  Accrued expenses .................                             4,185                     155,186
                                                                 -------------------       ----------------
                                                                                           180,243
                                                                                           ----------------
Net Assets at June 30, 1997 --
 Equivalent to $70.87 per share on
 191,671,413 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 200,000,000 shares).........                                             $13,583,644
                                                                                           ================

Statement of Operations                                          (dollars in
for the Year Ended June 30, 1997                                 thousands)

Investment Income:
 Income:
  Dividends ........................                             $188,116
  Interest .........................                             166,826                   $354,942
                                                                 -------------------
 Expenses:
  Management services fee ..........                             64,360
  Custodian fee ....................                             11,398
  Registration statement and prospectus                          542
  Auditing and legal fees ..........                             242
  Taxes other than federal
   income tax .....................                              163
  Reports to shareholders ..........                             28
  Other expenses ...................                             1,550                     78,283
                                                                 ------------------        ----------------
 Income before non-U.S. taxes........                                                      276,659
 Non-U.S. taxes......................                                                      (399)
                                                                                           ----------------
 Net investment income ..............                                                      276,260
                                                                                           ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Realized gain before non-U.S. taxes.....                        477,400
 Non-U.S. taxes......................                            2,916
                                                                 ------------------
  Net realized gain ..................                                                     480,316
 Net increase in unrealized appreciation
  on investments.....................                            2,186,525
 Net unrealized depreciation on open forward
  currency contracts........................                     (747)
                                                                 -------------------
  Net unrealized appreciation ......                             2,185,778
  Non-U.S. taxes..                                               (5,946)                   2,179,832
                                                                 ------------------        ----------------
 Net realized gain and unrealized
  appreciation on investments .............                                                2,660,148
                                                                                           ----------------
Net Increase in Net Assets Resulting
 from Operations ....................                                                      $2,936,408
                                                                                           ================

Statement of Changes in Net Assets
                                                                 (dollars in               thousands)



                                                                 Year Ended                Year Ended
                                                                 June 30,1997              June 30, 1996
                                                                 ------------------        ----------------
Operations:
 Net investment income ..............                            $276,260                  $167,366
 Net realized gain on investments ...                            480,316                   55,275
 Net unrealized appreciation
  on investments ...................                             2,179,832                 781,427
                                                                 ------------------        ------------------
  Net increase in net assets
   resulting from operations ......                              2,936,408                 1,004,068
                                                                 ------------------        ------------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income ................                             (304,645)                 (169,255)
 Distributions from net realized
  gain on investments ..............                             (160,065)                 (140,664)
                                                                 ------------------        ------------------
  Total dividends and
   distributions ..................                              (464,710)                 (309,919)
                                                                 ------------------        ------------------
Capital Share Transactions:
 Proceeds from shares sold:
  37,177,633 and 34,530,418 shares, respectively                 2,214,203                 1,882,259
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  7,713,936 and 5,829,211 shares,
  respectively ......................                            447,083                   302,442
                                                                 ------------------        ------------------
  Net increase in net assets
   resulting from capital share
   transactions ...................                              2,661,286                 2,184,701
                                                                 ------------------        ------------------
Total Increase in Net Assets                                     5,132,984                 2,878,850

Net Assets:
 Beginning of year..................                             8,450,660                 5,571,810
                                                                 ------------------        ------------------
 End of year (including excess distributions
  over net investment income: $39,274 and $3,949,
  respectively....................................               $13,583,644               $8,450,660
                                                                 ==================        ==================


See Notes to Financial Statements

Emerging Markets Growth Fund

Notes to Financial Statements

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. The fund records realized gains or losses on forward currency contracts at the time the contracts are offset by entry into closing transactions or are extinguished by the delivery of currency. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

     Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $11,398,000 includes $373,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

     Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of June 30, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $3,854,190,000, net of accumulated deferred taxes totaling $14,837,000 on net unrealized appreciation of Chilean and Indian securities, of which $4,497,769,000 related to appreciated securities and $643,579,000 related to depreciated securities. During the year ended June 30, 1997, the fund realized, on a tax basis, a net capital gain of $477,196,000 on securities transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $9,657,463,000 at June 30, 1997.

4. The fee of $64,360,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1997, accumulated undistributed net realized gain on investments was $350,271,000 and additional paid-in capital was $9,376,755,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $4,696,068,000 and $2,189,628,000, respectively, during the year ended June 30, 1997.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1997, such non-U.S. taxes were $16,606,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity-type securities and bonds were $12,333,000 for year ended June 30, 1997.

     The fund reclassified $1,237,000 from additional paid-in capital to undistributed net investment income and $1,546,000 from additional paid-in capital to undistributed net realized gain for the year ended June 30, 1997.

     The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At June 30, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

NON-U.S. CURRENCY SALE CONTRACTS

                                       Contract Amount                            U.S. Valuation at 6/30/97
                                       --------------------------------          --------------------------------------
                                                                                                       Unrealized
                                       Non-U.S.                U.S.               Amount               Appreciation
                                                                                                       (Depreciation)
                                       ---------------------------------------------------------------------------------

French francs
 expiring 1/7/98                       FF4,491,000             $788,000           $774,000             $14,000
German deutschemarks
 expiring 7/30/97 - 1/7/98             DM14,173,000            8,362,000          8,213,000            149,000
Indonesian rupiah
 expiring 5/19-6/10/98                 IR203,180,808,000       76,833,000         78,657,000           (1,824,000)
Pound sterling
 expiring 1/7/98                       L890,000                1,440,000          1,474,000            (34,000)
Swiss francs
 expiring 1/7/98                       SFR1,116,000            786,000            783,000               3,000
Thailand bahts
 expiring 5/19/98                      THB2,041,584,000        73,058,000         71,819,000           1,239,000
                                                                                                       -----------------
                                                                                                       $ (453,000)
                                                                                                       =================

*****
PER SHARE DATA AND RATIOS

                                                                Year ended June 30
                                               --------------------------------------------------------------------
                                               1997           1996           1995           1994            1993
                                               --------------------------------------------------------------------

Net Asset Value, Beginning of
 Year                                          $57.57         $52.36         $58.75         $44.95          $38.64
                                               --------       --------       --------       --------        -------
 Income from Investment
  Operations:
  Net investment income                        1.61           1.30           .87            .53             .62
  Net realized and unrealized
   gains (losses) on investments
   before non-U.S. taxes                       14.51          6.49           (.79)          15.29           7.33
  Non-U.S. taxes                               (.01)          (.01)          (.03)          (.39)           .06
                                               --------       --------       --------       --------        -------
   Total income from
    investment operations                      16.11          7.78           .05            15.43           8.01
                                               --------       --------       --------       --------        -------
 Less Distributions:
  Dividends from net
   investment income                           (1.79)         (1.30)         (.63)          (.49)           (.56)
  Distributions from net
   realized gains                              (1.02)         (1.27)         (5.81)         (1.14)          (1.14)
                                               --------       --------       --------       --------        -------
   Total distributions                         (2.81)         (2.57)         (6.44)         (1.63)          (1.70)
                                               --------       --------       --------       --------        -------
Net Asset Value, End of Year                   $70.87         $57.57         $52.36         $58.75          $44.95
                                               =======        =======        =======        =======         =======
Total Return                                   29.17%         15.49%         (1.22)%        34.33%          21.55%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                $13,584        $8,451         $5,572         $4,170          $2,574
 Ratio of expenses to average
  net assets                                   .78%           .84%           .91%           1.00%           1.01%
 Ratio of expenses and non-U.S.
  taxes to average net assets                  .78%           .85%           .94%           1.04%           1.07%
 Ratio of net income to average
  net assets                                   2.74%          2.54%          1.70%          .91%            1.82%
 Average commissions paid
  per share/1/                                 .13 cents     .10 cents       .02 cents     .01 cents        .02 cents
  Portfolio turnover rate                      23.75%         17.78%         23.75%         18.13%          11.97%

1 Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


RESULTS OF PERIODIC MEETING OF SHAREHOLDERS HELD JUNE 27, 1997
--------------------------------------------------------------
Shares Outstanding on May 2, 1997 (record date)................185,969,919
Shares Voting on June 27, 1997.................................147,080,012
(79%)

                                                              Percent                     Percent
                                                              of                          of
                                                              Shares                      Shares                      Percent
                                                              Voting       Votes          Voting       Votes          of Shares
ELECTION OF DIRECTORS                        Votes For        For          Against        Against      Withheld       Withheld
----------------------------------------------------------------------------------------------------

Nancy Englander                              147,072,477      100%         7,535          0%           0              0%
David I. Fisher                              147,072,477      100          7,535          0            0              0
Khalil Foulathi                              146,809,826      100          7,535          0            262,651        0
Beverly L. Hamilton                          147,072,477      100          7,535          0            0              0
Raymond Kanner                               146,809,826      100          7,535          0            262,651        0
Marinus W. Keijzer                           146,809,826      100          7,535          0            262,651        0
Hugh G. Lynch                                146,809,826      100          7,535          0            262,651        0
Helmut Mader                                 147,072,477      100          7,535          0            0              0
Teresa E. Martini                            142,957,751      97           7,535          0            4,114,726      3
John G. McDonald                             147,072,477      100          7,535          0            0              0
William Robinson                             147,072,477      100          7,535          0            0              0
Patricia A. Small                            147,072,477      100          7,535          0            0              0
Walter P. Stern                              147,072,477      100          7,535          0            0              0
Shaw B. Wagener                              147,069,595      100          7,535          0            2,882          0
----------------------------------------------------------------------------------------------------

                                                              Percent                     Percent
                                                              of                          of
                                                              Shares                      Shares                      Percent
                                                              Voting       Votes          Voting       Votes          of Shares
                                             Votes For        For          Against        Against      Withheld       Withheld
----------------------------------------------------------------------------------------------------

INCREASED AUTHORIZED CAPITAL STOCK
Increase Authorized Capital Stock of
the fund from 200 million shares to
400 million shares                           145,269,060      99%          1,802,236      1%           8,716          0%

CONVERSION TO "INTERVAL FUND" STATUS
Convert fund from closed-end fund to
an open-end "Interval Fund"                  145,036,269      99%          1,548,785      1%           494,958        0%

BOARD CHANGES TO AUTHORIZED CAPITAL STOCK

Amend Articles of Incorporation of the fund
to reflect the ability of the Board of
Directors to increase or decrease the
authorized capital stock of the fund         138,466,610      94%          8,118,444      6%           494,958        0%

BOARD STANDARDS APPLICABLE TO FUND
SHARE REDEMPTIONS

Amend certain provisions regarding the
redeemability of the fund's shares in
the Articles of Incorporation, reflecting
the ability of the Board of Directors to
set standards, from time to time, applicable
to the redemption of fund shares              146,206,068      99%          378,986        0%           494,958        1%


FUND BORROWING FOR TEMPORARY OR EMERGENCY
PURPOSES

Amend investment policy to permit the fund
to borrow from a bank for temporary or
emergency purposes in amounts not exceeding
5% of its assets, based on current value,
and amending the by-laws of the fund to
reflect such amendment                       145,948,786      99%          378,986        0%           752,240        1%

TERMINATE EXISTING SHAREHOLDERS' AGREEMENT

Terminate the existing shareholders'
agreement, and amend the Articles of
Incorporation by incorporating the
restrictions on transferability of shares
currently provided under the fund's
shareholders' agreement                      144,673,075      98%          1,708,641      1%           698,296        1%

RATIFICATION OF AUDITORS

Price Waterhouse LLP                         147,077,803      100%         0              0%           2,209          0%



EMERGING MARKETS GROWTH FUND

Investment Portfolio - December 31, 1997
                                                                                             (Unaudited)

                                              Equity-Type Securities
                                      --------------------------------------
                                      Common        Preferred     Convertible                Percent of
INDUSTRY DIVERSIFICATION              Stocks        Stocks        Bonds           Bonds      Net Assets
--------------------------------------------------------------------------------------------------------
Telecommunications                    14.49         4.98          -               0.28       19.75%
Utilities: Electric & Gas             6.96          3.40          0.02            -          10.38
Banking                               6.49          1.40          -               -          7.89
Energy Sources                        6.57          0.91          0.01            -          7.49
Beverages & Tobacco                   4.90          1.50          -               -          6.40
Electronic Components                 4.83          -             0.07            -          4.90
Merchandising                         2.72          -             -               -          2.72
Other Industries                      22.30         1.17          0.41            4.50       28.38
                                      -----         -----         -----           -----      -----
                                      69.26         13.36         0.51            4.78       87.91
                                      =====         =====         =====           =====      =====
Short-Term Securities                                                                        9.49
Excess of cash and receivables over liabilities                                                           2.60
                                                                                             -----
Net Assets                                                                                   100.00%
                                                                                             =======

                                                                             Percent of Gain/Loss
                                                                             for the Year Ended
                                                          Percent of             12/31/97*
TEN LARGEST EQUITY HOLDINGS - 12/31/97                    Net Assets          (in U.S. Dollars)
-------------------------------------------------------------------------------------------------
Telefonos de Mexico                                         4.75%                   +17.36%
Telecomunicacoes Brasileiras (Telebras)                     4.01                    -23.29
Centrais Eletricas Brasileiras (Eletrobras)                 3.19                    -11.21
Taiwan Semiconductor Manufacturing Co. Ltd.                 2.26                    -22.36
Unified Energy System of Russia                             2.15                    -16.44
Telefonica Argentina                                        1.65                    +7.67
Cifra, SA de CV                                             1.59                    +39.53
Companhia Energetica de Minas Gerais-CEMIG                  1.38                    -15.78
Turkiye Is Bankasi AS                                       1.38                    +113.22
Sasol Ltd.                                                  1.35                    -20.10

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period.  The actual gain or loss on the total position in the fund may differ fro the percentage shown.



EMERGING MARKETS GROWTH FUND, INC.
Investment Portfolio - DECEMBER 31, 1997

                                                                              Number of
EQUITY - TYPE SECURITIES                                                      Shares                   Market             Percent
(common and preferred stocks                                                  or                       Value              of Net
  and convertible debentures)                                                 Principal                (000)              Assets
                                                                              Amount

ARGENTINA - 6.86%
  Banco Bansud SA, Class B  (1)                                               178,336                  $1,837             .01
  Banco de Galicia y Buenos Aires SA,  Class B                                2,343,412                $15,001
  Banco de Galicia y Buenos Aires SA, Class B
 (American Depositary Receipts)                                               2,603,718                67,046             .62
  Banco Frances del Rio de la Plata SA                                        740,600                  6,874
  Banco Frances del Rio de la Plata SA
    (American Depositary Receipts)                                            2,342,141                64,116             .54
  Banco Rio de la Plata, Class B
   (American Depositary Receipts)(1)                                          1,308,700                18,322             .14
  BI SA  (acquired 10/21/93, cost: $6,130,000) (2)                            6,130,000                6,620              .05
  Disco SA (American Depositary Receipts)  (1)                                753,000                  33,509             .25
  Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)(2)               29,086,231               29,086             .22
  IRSA Inversiones y Representaciones SA                                      2,142,000                7,970
  IRSA Inversiones y Representaciones SA                                                                                  .17
    (Global Depositary Receipts)                                              370,715                  13,948
  Nortel Inversora SA, Class A, preferred
    (American Depositary Receipts)
    (acquired 11/24/92, cost:$6,180,000) (2)(3)                               893,187                  11,433
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)                                                                                              .41
    (acquired 2/27/92, cost: $17,705,000) (2)(3)                              1,287,640                32,835
  Nortel Inversora SA, Class B, preferred
   (American Depositary Receipts)(3)                                          400,500                  10,213
  Perez Companc, Class B                                                      11,291,086               80,635
  Perez Companc, Class B (American Depositary Receipts) (1)                   689,668                  9,850              .68
  Quilmes Industrial SA, nonvoting, preferred
    (American Depositary Shares)                                              1,088,800                14,903             .11
  Sociedad Comercial del Plata SA                                             1,881,960                2,974              .02
  Telecom Argentina STET-France Telecom SA, Class B(3)                        2,800,000                20,164
  Telecom Argentina STET-France Telecom SA, Class B                                                                        1.11
    (American Depositary Shares)(3)                                           3,541,800                126,619
  Telefonica de Argentina SA, Class B(3)                                      4,910,000                18,416
  Telefonica de Argentina SA, Class B
    (American Depositary Shares)(3)                                           5,366,600                199,906            1.65
  YPF SA, Class D (American Depositary Receipts)                              3,414,300                116,726            .88
                                                                                                       ----------         ----------
                                                                                                       909,003            6.86

BRAZIL - 15.85%
  Aracruz Celulose SA, Class B, preferred nominative
    (American Depositary Receipts)                                             700,650                  10,072             .08
  Banco Bradesco SA, preferred nominative                                      5,102,889,334            50,297
  Banco Bradesco SA, preferred nominative, rights,
  expire February 9,1998 (1)                                                   208,490,880              747                .39
  Banco Itau SA, preferred nominative                                          186,642,300              100,345            .76
  Banco Nacional SA, preferred nominative (1)                                  215,940,814              -
  Banco Nacional SA, ordinary nominative  (1)                                  2,500,000                -                  .00
  Banco Real de Investimento SA, preferred nominative                          4,650,000                13,208             .10
  Banco Real SA, preferred nominative                                          9,582,050                8,500              .06
  Banespa, preferred nominative(1)                                             242,813,000              9,900              .07
  Bompreco SA, Supermercados do Nordeste,
    preferred nominative (Global Depositary Receipts)                          329,000                  6,128              .05
  Brasmotor SA, preferred nominative                                           136,190,974              13,424             .10
  Centrais Eletricas Brasileiras SA - ELETROBRAS, preferred
    nominative, Class B (American Depositary Receipts)                         7,226,788                186,090
  Centrais Eletricas Brasileiras SA - ELETROBRAS,
   ordinary nominative                                                         164,800,000              8,196              3.19
  Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative (American Depositary Receipts)                           9,060,591                227,647
  Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
    preferred nominative                                                       983,000                  1,224              .01
  CESP- Companhia Energetica de Sao Paulo
   preferred nominative                                                        24,700,000               1,483
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)                              1,068,243                19,495
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)                                                                          .18
     (acquired 8/30/94, cost: $1,383,000) (1)(2)                               83,048                   1,516
  CESP-Companhia Energetica de Sao Paulo,
     ordinary nominative (1)                                                   16,927,984               819
  COFAP-Companhia Fabricadora de Pecas,
     preferred nominative  (1)                                                 285,116                  818                .01
  Companhia Cervejaria Brahma, preferred nominative                            142,451,437              95,733
  Companhia Cervejaria Brahma, preferred nominative
    (American Depositary Receipts)                                             3,901,200                55,348             1.14
  Companhia Cervejaria Brahma, ordinary nominative                             224,483                  140
  Companhia Cimento Portland Itau, preferred nominative                        77,577,100               13,555             .10
  Companhia de Tecidos Norte de Minas-COTEMINAS,
    preferred nominative                                                       76,970,466               27,588
  Companhia de Tecidos Norte de Minas- COTEMINAS                                                                            .27
    ordinary nominative, (Global Depositary Receipts) (1)                      527,800                  8,709
  Companhia Energetica de Minas Gerais-CEMIG,
    prefrred nominative                                                        385,372,000              16,744
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                       3,473,349                150,657
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                                                                    1.38
     (acquired 9/22/94, cost: $9,501,000) (2)                                  373,906                  16,218
  Companhia Paranaense de Energia-COPEL,
    Class B, preferred nominative (1)                                          1,522,274,600            20,665
  Companhia Paranaense de Energia-COPEL,
    ordinary nominative (1)                                                    1,370,764,600            15,354
  Companhia Paranaense de Energia-COPEL,
    Class B, preferred nominative                                                                                            .49
    (American Depositary Receipts)                                             2,096,000                28,689
  Companhia Vale do Rio Doce, preferred nominative
    (American Depositary Receipts) (1)                                         1,439,037                28,961             .22
  Consorcio Real Brasileiro de Administracao SA, Class F,
    preferred nominative                                                       1,405,000                2,392              .02
  Dixie Toga SA, preferred nominative (1)                                      1,872,000                956                .01
  ELETROPAULO-Eletricidade de Sao Paulo SA,
    Class B, preferred nominative (1)                                          34,056,000               6,408              .05
  Empresa Nacional de Commercio Redito SA-Encopar,
   preferred nominative (1)                                                    61,861,588               46                 -
  GP Capital Partners, LP
    (acquired 1/28/94, cost: $24,857,363)  (1)(2)                              27,000                   25,585             .19
  LIGHT- Servicos de Eletricidade SA, ordinary nominative                      66,540,546               27,724             .21
  Lojas Americanas SA, ordinary nominative (1)                                 19,660,800               120                -
  Lojas Arapua, preferred nominative
    (Global Depositary Receipts)                                               104,000                  377                -
  Mesbla SA, preferred nominative  (1)                                         111,674,640              -
  Mesbla SA, Series 2 Convertible bond
     13.250% April 1, 1998                                                     R$35,460,000             108                -
  Multicanal Participacoes SA, preferred nominative
    (American Depositary Shares)  (1)                                          1,441,000                8,466              .06
  Paulista Forca LZ, ordinary nominative (CPFL)                                52,184,000               6,874              .05
  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                       514,257,000              120,270            .91
  REAL Participacoes e Administracao, SA
  Class A, preferred nominative                                                3,000                    5                  -
  SA White Martins, ordinary nominative                                        10,782,844               15,749             .12
  Sadia Concordia SAIC, preferred nominative                                   4,645,000                3,038              .02
  Souza Cruz SA, ordinary nominative                                           2,842,000                22,919             .17
  Souza Cruz SA, rights, expire January 30, 1998(1)                            2,842,000                -                  -
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative                                                       59,500,000               6,787
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative,blocked  (1)                                          552,090                  57
  Telecomunicacoes Brasileiras SA (Telebras),
    ordinary nominative                                                        11,700,000               1,190              4.01
  Telecomunicacoes Brasileiras SA (Telebras),
   preferred nominative (American Depositary Receipts)                         4,497,918                523,726
  Telecomunicacoes de Sao Paulo SA-Telesp,
    preferred nominative                                                       241,979,651              64,396
  Telecomunicacoes de Sao Paulo SA-Telesp,
    ordinary nominative (1)                                                    35,664,592               8,117              .55
  Unibanco - Uniao de Bancos Brasileiros SA, unit
    (Global Depositary Shares) (1)                                             3,332,150                107,254            .81
  Usinas Siderurgicas de Minas Gerais SA,
    preferred nominative (American Depositary Receipts)
     (acquired 9/1/93,cost: $9,774,000) (2)                                    1,550,305                9,108              .07
                                                                                                       ----------         ----------
                                                                                                        2,099,942          15.85
                                                                                                        ----------        ----------
CHILE - 2.08%
  Antofagasta Holdings PLC                                                     3,662,180                19,666             .15
  Banco Santander Chile, Class A
    (American Depositary Receipts)                                             131,200                  1,853              .01
  Chilgener SA  (American Depositary Receipts)                                 248,643                  6,092              .05
  Compania Cervecerias Unidas SA
    (American Depositary Shares)                                               398,500                  11,706             .09
  Compania de Telefonos de Chile SA
    (American Depositary Receipts)                                             3,257,775                97,326             .73
  Distribucion y Servicio D&S SA
    (American Depositary Receipts) (1)                                         1,159,900                21,531             .16
  Embotelladora Andina SA, preferred, Class A
    (American Depositary Receipts)                                             1,002,450                20,863
  Embotelladora Andina SA, preferred, Class B
    (American Depositary Receipts)                                             589,300                  11,455             .24
  Empresa Nacional de Electricidad SA
    (American Depositary Receipts)                                             1,931,309                34,160             .26
  Enersis SA (American Depositary Receipts)                                    926,156                  26,859             .20
  Santa Isabel SA (American Depositary Receipts)                               878,700                  15,377             .12
  Sociedad Quimica y Minera de Chile SA, Class B
    (American Depositary Receipts) (1)                                         198,500                  8,734              .07
                                                                                                       ----------         ----------
                                                                                                        275,622            2.08
CHINA  - 0.62%
  Beijing Datang Power Generation Co. Ltd., Class H (1)                        4,550,000                2,085              .01
  China Eastern Airlines Corp. Ltd., Class H (1)                               28,980,000               4,676
  China Eastern Airlines Corp. Ltd., Class H,
    (American Depositary Receipts) (1)                                         175,700                  2,844              .06
  China North Industries Investment Ltd.
    (acquired 9/30/94, cost: $4,517,150) (2)                                   5,500,000                1,540              .01
  China Resources Beijing Land Ltd.(1)                                         7,508,000                3,586              .03
  China Yuchai International Ltd. (1)                                          913,000                  2,511              .02
  Guang Dong Electric Power Development Co. Ltd., Class B                      2,454,960                1,451              .01
  Harbin Power Equipment Co. Ltd., Class H                                     24,470,000               2,969
  Harbin Power Equipment Co. Ltd., Class H
    (American Depositary Receipts)
    (acquired 11/30/94, cost: $2,224,000)  (2)                                 66,000                   801                .03
  Huaneng Power International, Inc., Class N
    (American Depositary Receipts) (1)                                         718,200                  16,653             .12
  Jiangsu ExpresswayCo. Ltd.,Class H (1)                                       43,208,000               8,923              .07
  Jiangxi CopperCo. Ltd., Class H (1)                                          56,477,500               6,269              .05
  NG Fung Hong Ltd.                                                            12,660,000               13,318             .10
  Shanghai Diesel Engine Co. Ltd., Class B   (1)                               5,277,200                665                .01
  Tingyi (Cayman Islands) Holding Corp.                                        67,261,500               8,768              .06
  Zhejiang Expressway Co. Ltd., Class H (1)                                    24,964,000               5,059              .04
  Zhenhai Refining & Chemical Co. Ltd.,  Class H                               778,000                  324                .00
                                                                                                       ----------         ----------
                                                                                                        82,442             .62
                                                                                                       ----------         ----------

COLOMBIA - 0.07%
  Compania de Cementos Argos, SA                                               1,665,027                9,768              .07
                                                                                                       ----------         ----------


CZECH REPUBLIC - 0.23%
  SPT TELECOM, a.s.   (1)                                                      289,974                  30,305             .23
                                                                                                       ----------         ----------

ECUADOR - 0.12%
  La Cemento Nacional CA (Global Depositary Receipts)(3)                       76,330                   15,571             .12
                                                                                                       ----------         ----------
EGYPT - 0.11%
  Al-Ahram Beverages Co. (Global Depositary Receipts) (3)                      510,000                  14,331             .11
                                                                                                      ----------         ----------

EGYPT - 0.11%
  Al-Ahram Beverages Co. (Global Depositary Receipts)  (3)                     510,000                  14,331             .11
                                                                                                       ----------         ---------

GHANA - 0.20%
  Ashanti Goldfields Co. Ltd.                                                  691,111                  5,667
  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                     1,131,500                8,486
  Ashanti Goldfields Co. Ltd.,                                                                                              .20
   5.50% exchangeable note March 15, 2003                                     $15,970,000              11,778
                                                                                                      ----------         ----------
                                                                                                        25,931             .20
                                                                                                      ----------         ----------

GREECE - 1.02%
  Aluminum de Grece SAIC (3)                                                   389,840                  21,576             .16
  Hellenic Bottling Co. SA                                                     4,137,790                96,062             .73
  Katselis Sons SA, ordinary                                                   49,410                   306
  Titan Cement Co. SA, ordinary                                                366,044                  16,699             .13
                                                                                                      ----------         ----------
                                                                                                        134,643            1.02
                                                                                                      ----------         ----------

HONG KONG - 0.34%
  China Resources Enterprise, Ltd.                                             2,576,000                5,752              .04
  China-Hongkong Photo Products Holdings Ltd.                                  11,996,000               3,004              .02
  New World Infrastructure Ltd. (1)                                            16,112,497               36,291             .27
  Siu-Fung Ceramics Holdings Ltd. (1)                                          7,869,409                434
  Siu-Fung Ceramics Holdings Ltd., rights, expire                                                                            -
   January 2, 1998 (1)                                                         3,147,763                -
  Tian An China Investments Co. Ltd.                                           6,637,500                360                .01
                                                                                                       ----------         ----------
                                                                                                        45,841             .34
                                                                                                       ----------         ----------

HUNDARY - 0.62%
  Gedeon Richter Ltd.                                                           561,100                  63,707             .48
  Graboplast Textil-es Muborgyarto Rt.                                          85,200                   4,504              .03
  MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                                  570,100                  13,911             .11
                                                                                                      ----------         ----------
                                                                                                         82,122             .62
                                                                                                       ----------         ----------

INDIA - 6.56%
  Asian Paints (India) Ltd.                                                     564,600                  4,390              .03
  Bajaj Auto Ltd.                                                               4,396,350                68,025
  Bajaj Auto Ltd. (Global Depositary Receipts)                                  54,900                   1,102              .52
  Bharat Forge Ltd.                                                             3,250                    5                  -
  Bharat Petroleum Corp. Ltd.                                                   5,985,200                64,291             .48
  Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                                  90,000                   245                -
  Cummins India Ltd. (formerly Kirloskar Cummins)                               1,838,000                21,388             .16
  East India Hotels Ltd.                                                        997,165                  10,966             .08
  Essar Steel Ltd.                                                              1,049,600                456
  Flex Industries Ltd.                                                          288,800                  140                -
  Flex Industries Ltd., units
  (equivalent to 1 shares + 1/2 warrant)                                        41,681                   20                 -
  Grasim Industries Ltd.                                                        659,480                  5,886
  Grasim Industries Ltd. (Global Depositary Receipts)                           1,714,265                18,686             .19
  Hindalco Industries Ltd.                                                      2,670,425                51,018
  Hindalco Industries Ltd. (Global Depositary Receipts)                         1,302,280                26,046             .58
  Hindustan Lever Ltd.                                                          1,081,700                38,649             .29
  Hindustan Petroleum Corp. Ltd.(1)                                             2,564,100                32,264             .25
  Housing Development Finance Corp. Ltd.                                        294,300                  23,164             .18
  Indian Aluminum Co., Ltd.                                                     1,288,600                2,406
  Indian Aluminum Co., Ltd. (Global Depositary Receipts)                        1,308,771                2,618              .04
  Indian Rayon and Industries Ltd.                                              1,529,700                7,248
  Indian Rayon and Industries, Ltd.
  (Global Depositary Receipts)                                                  597,000                  2,553              .07
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                2,155,200                2,026
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.
    (Global Depositary Receipts)                                                1,770,900                1,594              .03
  Industrial  Credit and Investment Corp. of India Ltd.                         3,176,760                6,215              .05
   Ispat Industries Ltd.,  3.00% convertible Eurobonds
    April 1, 2001                                                               $ 3,999,000              2,000
  Ispat Industries Ltd.,  3.00% convertible bond April 1, 2001
    (acquired 3/1/94, cost: $6,829,000) (2)                                     $ 7,000,000              3,500              .04
  I.T.C. Ltd.                                                                    70,600                   1,125              .01
  Madras Cements  Ltd.                                                           22,000                   2,574              .02
  Mahanagar Telephone Nigam Ltd.                                                 24,041,000               161,708
  Mahanagar Telephone Nigam Ltd.
    (Global Depositary Receipts) (1)                                             802,700                  12,402             1.31
  Mahindra & Mahindra Ltd.                                                       2,658,516                21,860
    Mahindra & Mahindra Ltd.(Global Depositary Receipts)                         958,333                  10,230
  Mahindra & Mahindra Ltd.,5.00% convertible bond
    July 9,2001 (acquired 7/3/96; cost: $5,952,000)(2)                           $5,954,000               5,656              .28
  Master Gain Scheme  (1)                                                        235,900                  66                 -
  Max India Ltd.                                                                 493,522                  1,170
  Max India Ltd., warrants, expire January 1998 (1)                              81,661                   -
  Max India Ltd., 12.50% nonconvertible debenture
   March 2, 2004                                                                 INR81,661                334                .01
  Motor Industries Co. Ltd. (3)                                                  201,855                  25,425             .19
  Nicholas Piramal India Ltd. (3)                                                1,885,700                14,842             .11
  Ranbaxy Laboratories Ltd.                                                      1,217,050                22,256
    Ranbaxy Laboratories Ltd. (Global Depositary Receipts)                       874,525                  22,563             .34
  Raymond Woollen Mills Ltd.                                                     931,800                  1,478
    Raymond Woollen Mills Ltd. (Global Depositary Receipts)                      1,083,000                2,978              .04
  Reliance Industries Ltd.                                                       16,244,000               69,754
    Reliance Industries Ltd. (Global Depositary Receipts)                        657,150                  5,651              .57
    SCICI Ltd., 3.50% convertible Eurobonds April 1, 2004                        $1,220,000               1,293              .01
  Sundaram Finance Ltd.                                                          153,000                  920                .01
  Tata Engineering and Locomotive Co. Ltd.                                       3,827,400                29,058
    Tata Engineering and Locomotive Co. Ltd. (Global Depositary Receipts)        4,267,091                35,524             .49
  United Phospherous Ltd.                                                        1,227,800                3,226
    United Phosperous Ltd. (Global Depositary Receipts)                          443,264                  665                .03
  Videsh Sanchar Nigam Ltd.                                                      613,000                  13,483
   Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)                        253,700                  3,558              .13
  Zee Telefilms Ltd. (3)                                                         1,010,200                2,416              .02
                                                                                                       ----------         ----------
                                                                                                         869,116            6.56
                                                                                                       ----------         ----------

INDONESIA - 1.88%
  Asia Pacific Resources International Holdings Ltd., Class A (1)                2,420,969                4,539              .04
  Asia Pulp & Paper Co, Ltd. (American Depostary Receipts) (1)                   2,014,000                20,266             .15
  PT Astra International Inc.                                                    36,718,000               9,872              .08
  PT Bank Internasional Indonesia                                                10,231,459               628
  PT Bank Internasional Indonesia, warrants,                                                                                   -
    expire January 17, 2000 (1)                                                  909,462                  13
  PT BAT Indonesia (1)                                                           530,000                  2,600              .02
  Gulf Indon Resources (1)                                                       482,500                  10,615             .08
  PT Hanjaya Mandala Sampoerna                                                   23,105,000               18,092             .14
  PT Indah Kiat Pulp/Paper                                                       135,186,000              24,869             .19
  PT Indofood Sukses Makmur                                                      46,735,200               15,872             .12
  PT Indo-Rama Synthetics                                                        26,315,500               12,165             .09
  PT International Nickel Indonesia                                              5,069,500                6,504              .05
  PT Jaya Real Property                                                          10,857,000               563                -
  PT Lautan Luas Tbk                                                             3,158,000                536                -
  PT Lippo Bank                                                                  24,348,000               2,756              .02
  PT Mayora Indah                                                                3,205,500                287                -
  PT Modern Photo Film Co.                                                       10,500,800               3,170              .02
  PT Mulia Industrindo                                                           20,948,072               2,381              .02
  PT Pabrik Kertas Tjiwi Kimia                                                   11,653,272               2,968              .02
  PT Panin Bank                                                                  34,039,500               4,335
  PT Panin Indonesia warrants, expire June 26, 2000 (1)                          4,862,785                43                 .03
  Perusahaan Perseroan (Persero) PT Indonesian
      Satellite Corp.                                                            3,683,500                7,089
  Perusahaan Perseroan (Persero)PT Indonesian
      Satellite Corp. (American Depositary Receipts)                             1,927,480                37,224             .34
  Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B                                                             47,504,000               26,217
  Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B (American Depositary Receipts)                              1,204,500                13,325             .30
  PT PP London Sumatra Indonesia (1)                                             12,000,000               7,076              .05
  PT Ramayana Lestari Sentosa                                                    2,157,000                2,107              .02
  PT Semen Cibinong                                                              10,500,000               495
  PT Sorini Corp. (1)                                                            250                      -                  -
  PT Tambang Timah  (Persero)                                                    3,432,000                3,821
  PT Tambang Timah (Persero), Class B
   (Global Depositary Receipts)                                                   126,183                  6,131              .08
  PT Tigaraksa Satria                                                             2,173,140                1,394              .01
  PT United Tractors                                                              6,671,000                818                .01
                                                                                                       ----------         ----------
                                                                                                           248,771            1.88
                                                                                                       ----------         ----------


KAZAKHSTAN  - 0.02%
  Kazkommertsbank (American Depositary Receipts)
(acquired 9/10/97, cost: $4,024,000) (1) (2)                                      154,000                  3,080              .02
                                                                                                       ------------       ----------
MALAYSIA  - 1.17%
  Arab-Malaysian Finance Bhd.                                                      5,155,000                1,035              .01
  Commerce Asset-Holding Bhd.                                                      11,154,200               5,340              .04
  Genting International PLC                                                        8,972,000                20,546             .16
  Guinness Anchor Bhd.                                                             6,975,000                8,617              .07
  Hap Seng Consolidated Bhd.                                                       6,029,000                7,448              .06
  Hong Leong Credit Bhd.                                                           3,433,600                3,093              .00
  Hong Leong Credit Bhd., warrants, expire December 27, 2001 (1)                   386,000                  32                 .02
  IJM Corp. Bhd.                                                                   9,902,714                3,288              .02
  IOI Corp. Bhd.                                                                   13,735,000               4,454              .03
  Leader Universal Holdings Bhd.                                                   8,965,000                2,769              .02
  Malayan Banking Bhd.                                                             10,000                   29                 .00
  Malaysian Airline System Bhd.                                                    3,566,000                2,863              .02
  MBf Capital Bhd.                                                                 14,594,000               3,399              .03
  Nestle (Malaysia) Sdn. Bhd.                                                      4,765,000                22,074             .17
  New Straits Times Press (Malaysia) Bhd.                                          2,710,000                3,362              .03
  Oriental Holdings Bhd.                                                           3,397,120                4,162              .03
  O.Y.L. Industries Bhd.                                                           1,281,980                3,002              .02
  Renong Bhd., warrants, expire November 21, 2000  (1)                             990,500                  127                .00
  Resorts World Bhd.                                                               967,000                  1,630              .01
  Rothmans of Pall Mall (Malaysia) Bhd.                                            1,676,000                13,048             .10
  Sime Darby Bhd.                                                                  22,541,000               21,697             .16
  Sime UEP Properties Bhd.                                                         2,647,000                1,417              .01
  Star Publications                                                                1,516,000                1,732              .01
  Tanjong PLC (Malaysia) Bhd                                                       3,829,800                6,357              .05
  Technology Resources Industries Bhd. (1)                                         3,314,000                1,962              .01
  UMW Holdings Bhd.                                                                7,147,359                5,427
  UMW Holdings Bhd., warrants, expire January 26, 2000  (1)                        575,159                  49                 .04
  YTL Corp.                                                                        2,586,000                3,494              .03
  YTL Power International Bhd. (1)                                                 3,152,000                2,426              .02
                                                                                                       ----------         ----------
                                                                                                         154,879            1.17
                                                                                                       ----------         ----------

MAURITIUS  - 0.05%
  State Bank of Mauritius                                                          10,927,000               6,257              .05
                                                                                                        ----------        ----------

MEXICO - 11.37%
  Apasco, SA de CV                                                                 1,703,056                11,774             .09
  Carso Global Telecom, SA de CV                                                   2,645,000                10,711             .08
  Cemex, SA de CV, Class A (1)                                                     2,956,762                13,251
  Cemex, SA de CV, Class B (1)                                                     9,242,251                49,178
  Cemex, SA de CV, ordinary participation certificates(1)                          9,733,620                43,921
  Cemex, SA de CV, Class B, ordinary participation
   certificates (American Depositary Receipts)
 .86
   (acquired 6/14/93, cost: $8,000) (1) (2)                                        1,183                    10
  Cemex, SA de CV, Class B (American Depositary Receipts) (1)                      755,792                  7,747
  Cifra, SA de CV, Class C(3)                                                      34,106,334               76,213
  Cifra, SA de CV, Class V (1)(3)                                                  43,423,960               106,684            1.59
  Cifra, SA de CV, Class V (American Depositary Receipts)(1) (3)                   1,111,150                27,223
  Coca-Cola FEMSA, SA de CV, Class L
    (American Depositary Receipts)                                                 329,800                  19,128             .14
  Consorcio International Hospital, SA de CV, preferred
    (acquired 9/25/97, cost: $4,533,000) (1) (2)                                   22,665                   4,533              .03
  Fomento Economico Mexicano, SA de CV, Class B                                    8,374                    66,682             .51
  Grupo Carso, SA de CV, Class A, (1)                                              2,645,000                17,633             .13
  Grupo Casa Autrey, SA de CV (American Depositary Receipts)                       810,000                  16,554             .13
  Grupo Financiero Banamex Accival, SA de CV, Class B  (1)                         30,611,450               91,267
  Grupo Financiero Banamex Accival, SA de CV, Class L  (1)                         12,656,067               32,500
  Grupo Financiero Banamex Accival, SA de CV,
    7.00% convertible Eurobonds December 15, 1999                                  103,000                  101                .94
  Grupo Financiero Banamex Accival, SA de CV,
    11.00% convertible July 15,  2003
      (acquired 7/12/96, cost:  $351,000)(2)                                       $ 371,000                391
  Grupo Financiero Bancomer, SA de CV, Class B(1)                                  45,044,000               28,917             .22
  Grupo Financiero Bancomer, SA de CV., Series L2 25.387%
    convertible subordinated debentures May 16, 2002(2)                            MXN5,750,000             802
  Grupo Financiero BBV-Probursa, SA de CV, Class B (1)                             31,351,166               8,089              .06
  Grupo Industrial Maseca, SA de CV, Class B
    (American Depositary Receipts)                                                 1,064,700                16,503             .13
  Grupo Mexico, SA de CV, Class L                                                  4,862,500                15,308             .12
  Grupo Televisa, SA, ordinary participation certificates  (1)                     350,954                  6,807
  Grupo Televisa, SA, ordinary participation certificates
    (American Depositary Receipts) (1)                                             1,354,399                52,398             .45
  Kimberly-Clark de Mexico, SA de CV, Class A                                      17,148,300               83,624
  Kimberly-Clark de Mexico, SA de CV, Class B                                      350,000                  1,642              .64
  Pepsi-Gemex, SA de CV, ordinary participation certificates
    (Global Depositary Receipts)                                                   922,200                  13,314             .10
  Sigma Alimentos, SA de CV, Class B                                               434,000                  6,564              .05
  Telefonos de Mexico, SA de CV, Class A                                           9,137,500                25,608
  Telefonos de Mexico, SA de CV, Class L                                           13,706,250               38,496
  Telefonos de Mexico, SA de CV, Class A                                                                                     4.75%
    (American Depositary Receipts)                                                 71,000                   195
  Telefonos de Mexico, SA de CV, Class L
    (American Depositary Receipts)                                                 10,086,075               565,451
  Tubos de Acero de Mexico, SA
    (American Depositary Receipts) (1)                                             904,300                  19,556             .15
  TV Azteca SA de CV, (American Depositary Receipts) (1)                           1,181,100                26,649             .20
                                                                                                           ---------         -------
                                                                                                            1,505,424         11.37
                                                                                                            ---------        -------

MOROCCO  - 0.20%
Banque Commerciale du Maroc                                                        35,443                   3,226              .02
Cimenterie de l'Oriental, Class A (1)                                              79,000                   6,419              .05
ONA SA                                                                             56,000                   4,855              .04
Societe des Brasseries du Maroc                                                    23,432                   5,181              .04
Wafabank, Class A                                                                  72,000                   6,717              .05
                                                                                                       ----------         ----------
                                                                                                           26,398             .20
                                                                                                       ----------         ----------

PAKISTAN - 0.45%
  Chakwal Cement Co. Ltd. (Global Depositary Receipts) (1)                         891,111                  891                .01
  Engro Chemical Pakistan Ltd.                                                     3,952,600                10,253             .08
  Hub Power Co. Ltd.  (Global Depositary Receipts) (1)                             1,263,328                38,215             .29
  Pakistan Telecommunication Corp.
   (Global Depositary Receipts)                                                    150,900                  10,186             .07
                                                                                                       ----------         ----------
                                                                                                            59,545             .45
                                                                                                       ----------         ----------

PERU - 1.43%
  Cementos Lima SA                                                                 611,323                  13,331             .10
  Compania de Minas Buenaventura SA, Class B                                       111,975                  843
  Compania de Minas Buenaventura SA, Class B
    (American Depositary Receipts)                                                 1,166,298                18,661             .19
  Compania de Minas Buenaventura SA, Class T                                       963,000                  5,733
  Credicorp Ltd.                                                                   3,950,128                71,102             .54
  Minsur SA-Trabajo                                                                2,700,751                5,772              .04
  Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (2)                         12,571,524               19,288             .15
  Telefonica del Peru, Class B (American Depositary Shares)                        2,344,700                54,661             .41
                                                                                                       ----------         ----------
                                                                                                           189,391            1.43
                                                                                                       ----------         ----------

PHILIPPINES  - 2.29%

  Ayala Corp., Class B                                                             42,273,425               16,645
  Ayala Corp., Class B (Global Depositary Shares)                                  965,580                  3,380              .15
  Ayala Land, Inc.(1)                                                              49,476,773               19,791
  Ayala Land, Inc.,6.00% convertible bond  March 19, 2002                          PHP260,000,000           6,500              .20
  Bacnotan Consolidated Industries, Inc.                                           567,100                  184
  Bacnotan Consolidated Industries, Inc., 5.50% convertible
   bond June 21, 2004 (acquired 6/8/94, cost: $4,484,000) (2)                      $4,500,000               1,890              .02
  Bank of the Philippine Islands                                                   5,178,660                11,522             .09
  Bayan Telecommunications Holding Corp.
   (acquired 12/22/97, cost: $9,000,000) (1) (2)                                   180,000                  9,000              .07
  Benpres Holdings Corp. (Global Depositary Receipts) (1)                          5,815,194                15,701             .12
  C&P Homes, Inc.                                                                  47,656,450               2,812              .02
  Fil-Estate Land, Inc. (1)                                                        25,300,000               746                .01
  Fortune Cement Corp.                                                             33,868,500               3,387              .03
  HI Cement Corp.                                                                  33,051,900               2,520              .02
  International Container Terminal Services, Inc. (1)                              13,022,392               1,628
  International Container Terminal Services, Inc.,
6.00% convertible bond February 19,2000                                                                                        .03
    (acquired 2/18/93, cost: $4,000,000) (1)(2)                                    $4,000,000               3,200
  JG Summit Holdings, Inc., Class B                                                18,772,900               1,549
  JG Summit Holdings, Inc., Class B
    (Global Depositary Shares)                                                     20,000                   150                .05
  JG Summit Holdings, Inc., 3.50% convertible bond
    December 23,2003 (acquired 12/9/93, cost: $9,870,000) (1)(2)                   $9,870,000               5,429
  Keppel Philippines Holdings, Inc., Class B  (1)                                  312,896                  19                 -
  Manila Electric Co., Class B                                                     5,065,447                16,969             .13
  Metropolitan Bank and Trust Co.                                                  2,698,070                18,381             .14
  Petron Corp.                                                                     29,319,274               2,455
  Petron Corp. (Global Depositary Receipts)                                        322,852                  1,291              .03
  Philippine Airlines Inc. (1)                                                     53,811,255               6,726              .05
  Philippine Commercial International Bank, Inc.                                   871,940                  2,507              .01
  Philippine Long Distance Telephone Co., ordinary                                 172,500                  3,795
  Philippine Long Distance Telephone Co.
    (American Depositary Shares)                                                   3,740,516                84,162             .69
  Philippine Long Distance Telephone Co., convertible
    preferred, Series III (Global Depositary Shares)                               87,000                   3,991
  Philippine National Bank  (1)                                                    530,209                  1,180              .01
  PR Holdings, Inc., subscription rights
    (acquired 7/8/92, cost: $9,835,000) (1)(2)                                     2,236,600                1,853              .01
  San Miguel Corp., Class B                                                        27,858,852               34,475             .26
  SM Prime Holdings, Inc.                                                          99,467,000               14,920             .11
  Southeast Asia Cement Holdings, Inc. (1)                                         68,088,782               902                .01
  Universal Robina Corp.                                                           29,809,400               3,689              .03
                                                                                                       ----------         ----------
                                                                                                           303,349            2.29
                                                                                                       ----------         ----------

POLAND  - 0.80%
  Bank Handlowy  W Warszawie SA(1)                                                 1,577,920                20,172
  Bank Handlowy w Warszawie SA
   (Global Depositary Receipts)(1)                                                 790,072                  10,468             .23
  Bank Inicjatyw Gospodarczych BIG SA                                              1,589,957                1,558              .01
  Bank Rozwoju Eksportu SA                                                         604,700                  12,541             .10
  Elektrim SA                                                                      2,610,325                25,288
  Elektrim SA, 2.0% convertible bond May 30, 2004                                  DEM9,727,000             5,087              .23
  Optimus SA (1)                                                                   70,282                   1,857              .01
  Polifarb Cieszyn Wroclaw (1)                                                     1,458,174                6,918              .05
  Zaklady Metali Lekkich Kety SA(1)                                                262,680                  4,030              .03
  Zaklady Piwowarskie w Zywcu SA (3)                                               217,611                  18,299             .14
                                                                                                       ----------         ----------
                                                                                                           106,218            .80
                                                                                                       ----------         ----------
PORTUGAL  - 1.38%
  Portugal Telecom ,SA                                                             1,703,105                79,089
  Portugal Telecom, SA (American Depositary Receipts)                              951,500                  44,721             .93
  TELECEL - Comunicacoes Pessoais, SA (1)                                          560,300                  59,747             .45
  TVI-Televisao Independente, SA (1)                                               26,375                   26                 -
                                                                                                       ----------         ----------
                                                                                                            183,583            1.38
                                                                                                       ----------         ----------

REPUBLIC OF CROATIA  - 0.50%
  PLIVA d.d. (Global Depositary Receipts)                                          3,761,053                66,383             .50
                                                                                                       ----------         ----------


RUSSIAN FEDERATION  - 6.28%
  AO Mosenergo Power Generation and Electrification
    Amalgamation                                                                   4,500,000                5,715
  AO Mosenergo Power Generation and Electrification
    Amalgamation (American  Depositary Shares)                                     1,172,500                44,672             .45
  AO Mosenergo Power Generation and Electrification
    Amalgamation (Russian Depositary Trust Certificate)                            750                      9,525
  Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate) (1)                     270                      6,804              .05
  Avalon Oil PLC (1) (3)                                                           5,068,000                4,438              .03
  Gez Investments Holding Ltd.,Class A
   (aquired 9/11/95,cost: $77,000) (1)(2)                                          2,870                    231
  Gez Investments Holding Ltd.,Class B
   (aquired 9/11/95,Cost: $4,208,000) (1)(2)                                       157,793                  12,689             .10
  Global Tele-Systems Ltd., warrants, expire February 2, 2001
    (acquired 2/2/96, cost:$0) (1)(2)                                              1,944,444                11,667             .09
  Irkutskenergo (Russian Depositary Trust Certificate) (1)                         700                      27,720             .21
  JSC Moscow City Telephone Network (MGTS) (1)                                     3,200                    3,840
  JSC Moscow City Telephone Network (MGTS)
    (Russian Depositary Trust Certificate) (1)                                     1,111                    66,660             .53
  Kamaz  (1)                                                                       4,345,000                7,604              .06
  Lenenergo (1)                                                                    28,336,800               17,030             .13
  LUKoil Holding  (Russian Depositary Trust Certificate)                           60                       6,906
  LUKoil Holding  (American Depositary Receipts)                                   1,818,000                167,401            1.32
  New Century Capital Partners, LP
   (acquired 12/7/95,cost: $7,968,000) (1)(2)(5)                                   7,770,000                7,968              .06
  Nizhny Novgorod Sviazinform
  (Russian Depositary Trust Certificate) (1)                                       70                       6,720              .05
  Ramco  Energy PLC (3)                                                            1,417,000                19,550             .15
  RAO Gazprom, (American Depositary Receipts)                                      1,071,088                25,840
  RAO Gazprom  (American Depositary Receipts)                                                                                  .62
    (acquired 10/21/96, cost:$38,674,000) (2)                                      2,322,800                56,038
  Russian Telecommunications Development Corp.
   (acquired 12/22/93, cost: $3,800,000) (1)(2)                                    380,000                  2,850
  Russian Telecommunications Development Corp.,
    nonvoting ordinary (acquired 12/22/93,                                                                                     .06
    cost: $6,200,000) (1) (2)                                                      620,000                  4,650
  St. Petersburg Telephone Network JSC                                             12,913,020               14,850             .11
  Star Mining Corp. NL  (1)                                                        18,884,400               209                -
  Story First Communications Inc., Class B Senior convertible
    preferred (acquired 10/14/97, cost:$14,848,000)(1) (2)                         10,383                   14,848             .11
  Unified Energy Systems of Russia  (1)                                            942,496,500              285,011            -
  Unified Energy System of Russia
  (Global Depositary Receitps)                                                     1,800                    54                 2.15
  Xavier Corp (1) (3)                                                              1,350,000                42                 -
                                                                                                       ----------         ----------
                                                                                                           831,532            6.28
                                                                                                       -----------        ----------

SLOVAKIA  - 0.13%
  VSZ, AS                                                                          845,148                  16,591             .13
                                                                                                     ----------         ------------

SOUTH AFRICA  - 4.72%
  African Oxygen Ltd.                                                              6,677,614                17,985             .14
  Bidvest Group Ltd.(1)                                                            1,812,733                15,094             .11
  Coronation Holdings Ltd., Class N (1)                                            2,570,892                37,475
  Coronation Holdings Ltd.(1)                                                      555,400                  8,393              .35
  Ellerine Holding Ltd.                                                            2,806,465                18,117             .14
  Energy Africa Ltd.(1)                                                            1,820,000                9,635              .07
  Foodcorp Ltd.                                                                    65,795                   338                -
  Gencor LTD                                                                       6,725,000                11,130             .08
  Hudaco Industries Ltd.                                                           1,452,000                4,478              .03
  International  Pepsi-Cola Bottler Investments
     (aquired 12/18/95, cost:  $9,900,000) (1)(2)(5)                               100,000                  10,000             .08
  Iscor Ltd.                                                                       50,116,268               14,837             .11
  JD Group Ltd.                                                                    3,580,723                21,901             .17
  Malbak Ltd.                                                                      6,832,051                6,672              .05
  Metro Cash and Carry Ltd.                                                        39,012,623               34,088             .26
  Nasionale Pers Beperk N, Class N                                                 5,466,000                44,951             .34
  Nedcor Ltd. (Global Depositary Receipts)                                         80,000                   1,776              .01
  New Clicks Holding Ltd.                                                          1,660,467                2,031              .02
  Rembrandt Group Ltd.                                                             3,237,000                23,625             .18
  Sage Group Ltd.                                                                  1,570,000                7,101              .05
  Sasol Ltd.                                                                       17,007,086               178,323            1.35
  South African Capital Growth Fund, LP, Class A
  (acquired 8/25/95, cost: $1,901,000) (1) (2) (5)                                 1,901                    1,997
  South Africa Capital Growth Fund, LP, Class D                                                                                .12
  (acquired 8/25/95, cost: $13,650,000) (1) (2) (5)                                13,560                   14,352
  South African Breweries Ltd.                                                     4,771,138                117,709            .89
  South African Druggist Ltd.(3)                                                   4,138,839                22,974             .17
                                                                                                       ----------         ----------
                                                                                                           624,982            4.72
                                                                                                       ----------         ----------

SOUTH KOREA  - 1.74%
  Anam Industrial Co. Ltd.                                                         634,872                  2,360              .02
  Daegu Bank, Ltd.                                                                 10,004                   23                 -
  Daehan Asia Trust (International Depositary Receipts)                            2,820                    1,551              .01
  Daehan Korea Trust (International Depositary Receipts)                           500                      100                -
  Daewoo Securities Co., Ltd., nonvoting preferred                                 193,920                  350
  Daewoo Securities Co., Ltd.,ordinary  (1)                                        1,416,622                6,979              .06
  Hanil Bank                                                                       373,422                  701                .01
  Hansol Paper Co., Ltd.                                                           446,500                  1,962              .01
  Housing & Commercial Bank                                                        13,610                   92                 -
  Hyundai Electronics                                                              215,450                  2,733              .02
  Hyundai Motor Co.                                                                1,502,700                16,578
  Hyundai Motor Co., nonvoting preferred                                                                                       .15
  (Global Depositary Receipts)                                                     1,823,380                2,844
  Korea Electric Power Corp.                                                       678,090                  6,281
  Korea Electric Power Corp.,                                                                                                  .07
    5.0% convertible bond August 1, 2001                                           $3,000,000               2,599
  Korea Industrial Leasing Co., Ltd.                                               241,000                  360                .00
  Korea Pacific Trust (International Depositary Receipts) (1)                      3,000                    1,200              .01
  Korea Zinc Co. Ltd.                                                              409,070                  1,820              .01
  LG Chemical Ltd., preferred                                                      330,000                  604                -
  LG Electronics Inc.                                                              993,264                  7,559
  LG Electronics Inc., nonvoting preferred                                         220,500                  552
  LG Electronics Inc.
  (Global Depositary Receipts)(1)                                                  13,488                   46
  LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)(1)                                                  707,100                  1,103              .07
  LG Industrial System                                                             576,780                  2,263              .02
  LG Securities Ltd., preferred (1)                                                849,010                  1,247
  LG Securities Co., Ltd.  (1)                                                     1,454,920                5,579              .05
  LG Semicon Co.                                                                   495,760                  4,826              .04
  Pohang Iron & Steel Co., Ltd.                                                    66,300                   1,867              .01
  Samsung Display Devices                                                          793,993                  14,990
  Samsung Display Devices  0.5% convertible Eurobonds
    April 12, 2002                                                                 $770,000                 762                .12
  Samsung Electronics Co., Ltd., nonvoting preferred                               118,403                  818
  Samsung Electronics Co., Ltd.                                                    2,751,002                62,324
  Samsung Electronics Co., Ltd., nonvoting preferred
    (Global Depositary Shares)                                                     1,688,168                9,496              .78
  Samsung Electronics Co., Ltd.(Global Depositary Shares)                          2,202,252                30,820
  Samsung Electronics Co., Ltd., rights, expire July 1, 1997 (1)
  Samsung Fire & Marine Insurance (1)                                              27,470                   3,160              .03
  Seoul Asia Index Trust (International Depositary Receipts) (1)                   80                       200                -
  Shinhan Bank                                                                     640,000                  2,851              .02
  SK Telecom Co., Ltd.                                                             60,759                   17,547
  SK Telecom Co., Ltd. (American Depositary Receipts)                              1,964,982                12,772             .23
  Yukong Chf, warrants, expire June 18, 1999  (1)                                  8,000                    142                -
                                                                                                       ----------         ----------
                                                                                                           230,061            1.74
                                                                                                       ----------         ----------
Sri Lanka  - 0.09%
  Asian Hotels Corp. Ltd. (1)                                                      12,215,000               1,485              .01
  Development Finance Corp. of Ceylon (3)                                          1,533,310                5,865              .05
  National Development Bank of Sri Lanka                                           1,178,700                4,389              .03
                                                                                                       ----------         ----------
                                                                                                           11,739             .09
                                                                                                       ----------         ----------
TAIWAN - 5.89%

  Acer Computer International Ltd.                                                 1,639,500                1,508              .01
  Acer Inc.(Global Depositary Receipts) (1)                                        1,936,850                14,817             .11
  Acer Peripherals Inc.                                                            11,145,125               20,951             .16
  Advanced Semiconductor Engineering, Inc.  (1)                                    27,632,608               97,502
  Advanced Semiconductor Engineering,  Inc.                                                                                    .78
  (Global Depositary Receipts) (1)                                                 280,692                  5,502
  ASE Test Limited (1)                                                             460,300                  30,092             .23
  Asia Cement Corp.                                                                22,573,680               26,782             .20
  Asia Corporate Partners Fund, Class B
    (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                                40,000                   20,000             .15
  Asustek Computer Inc. (1)                                                        7,111,000                113,294            .86
  Cathay Construction Co. Ltd.                                                     18,804,400               21,557             .16
  China Steel Corp.(1)                                                             8,097,500                6,139              .05
  Delta Electronics, Inc.                                                          8,008,800                32,085
  Delta Electronics Inc., 0.50% convertible bond                                                                               .30
March 6,2004 (acquired 2/27/97, cost: $6,031,000) (2)                              $ 5,976,000              7,350
  Mosel Vitelic Inc. (1)                                                           19,133,800               25,237             .19
    Nan Ya Plastics Corp.,1.75% Eurobond July 19, 2001                             $1,850,000               2,109              .02
  Primax Electronics Ltd.                                                          6,561,582                14,963             .11
  Seres Capital (Cayman Islands)
    (acquired 3/12/96; cost:$25,000) (1)(2)                                        8                        125
  Seres Capital (Cayman Islands), nonvoting                                                                                    -
    (acquired 3/12/96; cost: $125,000) (1)(2)                                      2                        25
  Siliconware Precision Industries Co., Ltd.                                       8,564,920                20,324             .15
  Taiwan Mask Corp. (1)                                                            837,039                  3,805              .03
  Taiwan Semiconductor Manufacturing Co. Ltd. (1)                                  86,415,700               298,261
  Taiwan Semiconductor Manufacturing Co. Ltd,
    convertible Eurobonds July 3, 2002 (acquired 7/4/97,                                                                      2.26
    cost: $1,049,000)(1) (2)                                                       $1,000,000               1,068
  Ton Yi Industrial Corp. (1)                                                      3,977,631                3,297              .02
  U-Ming Marine Transport Corp.                                                    1,772,138                1,119              .01
  Unicap Electronics Industrial Corp. (1)                                          342,240                  471                -
  United Microelectrionics Corp., Ltd. (1)                                         2,615,600                5,158              .04
  Wus Printed Circuit Co., Ltd.                                                    1,101,100                1,985              .01
  Yangming Marine Transport Corp.(1)                                               5,992,000                4,856              .04
                                                                                                       ----------         ----------
                                                                                                          780,382            5.89
                                                                                                       ----------         ----------

THAILAND  - 0.40%
  Alphatec Electronics PCL (1)                                                     423,400                  -                  -
  Ayudhya Jardine CMG Life Assurance (1)                                           84,547                   22                 -
  Bangkok Bank PCL                                                                 4,090,160                10,247
  Bangkok Bank PCL, 3.25% convertible
     Eurobonds March 3, 2004                                                       $ 1,000,000              325                .08
  Bangkok Insurance PLC                                                            493,800                  4,021              .03
  Bank of Ayudhya PCL                                                              327,000                  137                -
  Charoen Pokphand Feedmill PCL                                                    1,575,600                2,303              .02
  Dusit Thani PCL                                                                  990,000                  734                .01
  Electricity Generating Authority of Thailand                                     10,663,217               20,035
  Electricity Generating Authority of Thailand, local registered                   22,530                   30                 .15
  KR Precision                                                                     1,302,100                4,947              .04
  Nakhornthai Integrated Steels Co., Ltd. (1)(3)                                   11,213,400               140                -
  Post Publishing PCL (3)                                                          2,525,000                1,634              .01
  Serm Suk PCL                                                                     210,166                  1,448
  Serm Suk PCL, local registered                                                   64,960                   352                .01
  Siam Commercial Bank PCL                                                         1,109,466                1,274              .01
  Swedish Motors Corp. PCL                                                         1,608,100                394                -
  Thai Farmers Bank PCL                                                            1,182,010                2,159
  Thai Farmers Bank PCL
   warrants, expire September 15, 2002 (1)                                         292,351                  31                 .02
  Thai Glass Industries PCL                                                        1,272,200                983                .01
    Wattachak 3.50% convertible bond December 6, 2003                              $6,400,000               1,920              .01
                                                                                                       ----------         ----------
                                                                                                            53,136             .40
                                                                                                       ----------         ----------
Turkey  - 5.06%
  Adana Cimento Sanayii TAS, Class A (3) (4)                                       140,911,321              11,913             .09
  Adana Cimento Sanayii, TAS, Class C (3)                                          48,392,068               421
  Aktas Elektrik Ticaret AS (1)                                                    33,931,644               27,047             .20
  Ege Biracilik ve Malt Sanayii AS                                                 75,491,838               6,838              .05
  Erciyas Biracilik ve Malt Sanayii AS                                             77,891,000               10,912             .08
  Ere gli Demir ve Celik Fabrikalari TAS (3)                                       364,422,000              56,336             .42
  Koc Holding AS, ordinary                                                         260,074,538              60,935             .46
  Migros Turk TAS                                                                  43,223,363               39,152             .30
  Nergis Holding (1)                                                               60,000,000               7,536              .06
  Netas Northern Electric Telekomunikasyon AS  (1)                                 33,819,300               12,253             .09
  Petrol Ofisi AS                                                                  163,841,437              39,179             .30
  Trakya Cam Sanayii AS (3)                                                        564,604,574              32,731             .25
  Turliye Is Bankasi AS(1)                                                         1,006,429,500            182,324            1.38
  Turkiye Sise ve Cam Fabrikalari AS (1) (3)                                       674,668,096              49,704             .38
  Yapi ve Kredi Bankasi AS (3)                                                     3,477,393,889            132,712            1.00
                                                                                                          ----------      ----------
                                                                                                            669,993            5.06
                                                                                                           ---------      ----------
Ukraine - 0.07%
  JKX Oil & Gas PCL(1) (3)                                                         10,230,233               7,437
  JKX Oil & Gas PLC, 7.00% convertible bond June 30, 2001
    (acquired 6/6/96 , cost: $2,000,000) (2), (3)                                  $ 2,000,000              2,000              .07
                                                                                                       ----------         ----------
                                                                                                            9,437              0.07
                                                                                                       ----------         ----------

Venezuela - 0.14%
  Compania Anonima Nacional Telefonos de Venezuela
    (CANTV), Class D (American Depositary Receipts)                                454,000                  18,898             .14
                                                                                                     -------------      ------------

Vietnam - 0.05%
  Vietnam Frontier Fund
   (acquired 7/21/94, cost: $3,000,000) (1)(2)(3)(5)                               291,300                  3,000              .02
  Vietnam Investment Fund, preferred, units
   (acquired 8/4/94, cost: $3,206,000) (1)(2)(3)(5)                                30                       3,206
  Vietnam Investment Fund, ordinary, units
   (acquired 8/4/94, cost: less than $1,000) (1)(2)(3)(5)                          6                        -                  .03
                                                                                                       ----------         ----------
                                                                                                            6,206              .05
                                                                                                       ----------         ----------


Multi-National - 2.01%
  Abacan Resource Corp. (1)(3)                                                     7,550,000                11,849             .09
  Aminex PLC (acquired 8/1/97, cost: $3,855,000) (1)(2)                            3,250,000                3,168              .02
  Armada Gold Corp.(1) (3)                                                         4,600,000                804
  Armada Gold Corp., 10.0% convertible bond,
    exprires July 8, 2004 (3)                                                      c$800000                 755                .01
  Cie Financiere pour l'Europe Centrale SA
     (Global Depositary Receipts) (1)                                              103,195                  1,625              .01
  DiamondWorks Ltd. (1)                                                            4,000,000                3,355
  DiamondWorks Ltd. , warrants, expire July 15, 1998 (1)                           1,000,000                129                .03
  Dragon Oil PLC (1)                                                               6,515,200                7,213              .06
  Freeport McMoRan Copper & Gold, Class A                                          90,000                   1,378              .01
  Marchmont Gold Corp.(1)                                                          148,380                  18                 -
  New Asia East Investment Fund Ltd., Class A
    (acquired 5/23/96, cost $2,936,000) (1), (2), (5)                              293,600                  2,912
  New Asia East Investment Fund Ltd., Class B                                                                                  .32
    (acquired 5/23/96, cost $40,064,000) (1), (2), (5)                             4,006,400                39,739
  New Europe East Investment Fund Ltd., Class B
    (acquired 6/4/93, cost: $45,349,000) (1), (2)                                  436                      52,547             .40
  Oliver Gold Corp                                                                 75,795                   18                 -
  Panamerican Beverages, Inc., Class A                                             4,062,800                132,549            1.00
  Sutton Resources Ltd. (1)                                                        1,220,000                8,078
  Sutton Resources Ltd., warrants, expire September 30, 1998 (1)                   155,000                  217                .06
                                                                                                       -------------      ----------
                                                                                                           266,354            2.01
                                                                                                      -------------      -----------


MISCELLANEOUS - 0.33%
  Equity securities in initial period of acquisition                                                        43,790             .33
                                                                                                       ----------         ----------


TOTAL EQUITY SECURITIES (cost: $9,774,667,000)
                                                                                                       11,011,016              83.13
                                                                                                       ----------         ----------


                                                                                   Principal              Market             Percent
                                                                                   Amount                 Value              of Net
                                                                                   (000)                  (000)              Assets
BOND & NOTES

ARGENTINA  - 1.75%
  Republic of Argentina 8.75% July 10,2002                                         ARP29,100                25,322             .19
  Republic of Argentina 9.75% September 19, 2027                                   10,250                   9,840              .08
  Republic of Argentina 11.00% October 9, 2006                                     38,575                   41,430             .31
  Republic of Argentina 11.375% January 30, 2017                                   28,350                   31,072             .24
  Republic of Argentina ARS 11.75% February 12, 2007
   (acquired 1/29/97, cost: $40,784,000) (2)                                        ARP41000                38,753             .29
  Republic of Argentina 11.75% February 12, 2007                                    ARP11200                10,586             .08
  Republic of Argentina Bocon PIK 3.2052% April 1, 2007(4)                          ARP25699                14,575             .11
  Republic of Argentina Bocon PIK Capitalized
  Interest 3.2424% April 1, 2007(4)                                                $9,893                   9,894              .07
  Republic of Argentina Bearer Bond,
  Series L, 6.6875% March 31, 2005(4)                                              18,048                   16,153             .12
  Bonos Del Tesoro 8.75% May 9, 2002                                               26,500                   25,009             .19
  CEI Citicorp Holdings, Series B 11.25% February14, 2007                           ARP11675                9,342              .07
                                                                                                       ----------         ----------
                                                                                                          231,976            1.75
                                                                                                       ----------         ----------

BRAZIL - 0.66%
 Comtel Brasileira Ltda. 10.75% September 26,2004
  (acquired 9/18/96, cost: $2,400,000)(2)                                           $ 2,400                 2,342              .02
Federal Republic of Brazil Capitalization Bond,
  PIK 8.00% April 15,2014                                                          23,147                   18,205             .14
Federal Republic of Brazil Debt Conversion Bond,
Series L, 6.75% April 15,2012 (4)                                                  23,250                   17,670             .14
Federal Republic of Brazil Bond,
Series EI-L, 6.6875% April 15, 2006 (4)                                            10,192                   8,791              .06
Federal Republic of Brazil NMB,
Series L, 6.75% April 15,2009 (4)                                                  7,100                    5,733              .04
  Multicanal Participacoes SA Class B 12.625% June  18, 2004                       10,500                   10,815             .08
  MYDFA Trust 6.6875% September 9, 2007                                            4,469                    3,810              .03
  MYDFA Trust 6.6875% September 15, 2007
(acquired 10/2/96, cost: $13,797,000) (2) (4)                                      15,995                   13,636             .10
  Tevecap SA 12.625% Senior Notes November 26, 2004                                6,470                    5,952              .05
                                                                                                       ----------         ----------
                                                                                                           86,954             .66
                                                                                                       ----------         ----------

BULGARIA  - 0.29%
  Republic of Bulgaria Interest Arrears Bond
    6.5625%  July 28, 2011                                                         19,600                   14,406             .12
  Republic of Bulgaria Front Loaded Interest Reduction
    Bond, Series A 2.25% July 28, 2012                                             38,725                   23,574             .17
                                                                                                       ----------         ----------
                                                                                                            37,980             .29
                                                                                                       ----------         ----------
ECUADOR  - 0.03%
Republic of Bulgaria Interest Arrears Bond
6.685% July 28, 2011                                                               6,561                    4,306              .03
                                                                                                       ----------         ----------

INDIA - 0.00%
  Flex Industries Ltd. 13.50% December 31, 2004                                    INR29,929                609                -
                                                                                                       ----------         ----------

INDONESIA - 0.05%
  Indah Kiat Finance Reg S 10.0%, July 1, 2007                                     2,500                    2,075              .02
Indah Kiat International Finance 10.00% July 1,2007
(acquired 12/11/97, cost $1,502,000) (2)                                           1,650                    1,370              .01
Pindo Deli Finance 10.00% October 1,2007
(acquired 11/25/97, cost:$3,257,000)                                               3,500                    3,010              .02
                                                                              ----------               ----------         ----------
                                                                                                            6,455              .05
                                                                                                       ----------         ----------

MEXICO  - 0.71%
Banco Nacional de Comercio Exterior, S.N.C.
  7.25% Februaary 2,2004                                                           21,200                   19,557             .15
  Grupo Televisa, SA 0/13.25% May 15, 2008 (6)                                     3,000                    2,243              .02
  Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007                        1,000                    1,000              .01
Tubos de Acero de Mexico, SA 13.75% December 8, 1999
      (acquired 11/23/94, cost : $1,736,824)                                       1,750                    1,912              .01
United Mexican States Discount Bonds
        Series A unit 6.6925% December 31, 2019                                    1,750                    1,623              .01
  United Mexican States Discount Bonds
        Series B 6.617% December 31, 2019(4)                                       1,000                    926                .01
  United Mexican States Discount Bonds
        Series C 6.820% December 31, 2019 (4)                                      3,000                    2,783              .02
  United Mexican States Discount Bonds
  Series D 6.820% December 31, 2019 (4)                                            10,000                   9,275              .07
  United Mexican States Government
Bond 9.875% January 15,2007                                                        9,000                    9,401              .07
  United Mexican States Government
Bond 11.375% September 15,2016                                                     15,930                   18,319             .14
  United Mexican States Government
Bond 11.50% May 15,2026                                                            22,925                   27,222             .20
                                                                                                       ----------         ----------
                                                                                                            94,261             .71
                                                                                                       ----------         ----------


PANAMA  - 0.11%
  Republic of Panama (Interest Reduction Bond) 3.50%
     due July 17, 2014 (acquired 11/8/95, cost: $7,769,000)(2)(4)                  13,864                   10,623             .08
  Republic of Panama Past Due Interest Bond 6.6875%
     due July 17, 2016 (acquired 6/21/96, cost:$2,861,000)(2)(4)                   4,212                    3,444              .02
  Republic of Panama ( Past Due Interest Bond) 6.6875%
  July 17, 2016                                                                    865                      707                .01
                                                                                                       ----------         ----------
                                                                                   18,076                   14,774             .11
                                                                                                       ----------         ----------
PERU  - 0.16%
  Republic of Peru (Front Loaded Interest Reduction Bond)
   3.25% March 7,2017 (acquired 8/5/96,
   cost: $6,404,000) (2)(4)                                                        10,900                   6,491              .05
  Republic of Peru (Past Due Interest Bond) 4.00%
   March 7, 2017 (acquired 3/7/97, cost: $14,601,000)(2)(4)                        22,235                   14,647             .11
                                                                                                       ----------         ----------
                                                                                   10,900                   21,138             .16
                                                                                                       ----------         ----------

PHILIPPINES  - 0.21%
  Republic of Philippines (Front Loaded Interest Reduction
   Bond) Series B, 5.00% due June 1, 2008                                          30,250                   27,376             .21
                                                                                                      ----------         ----------

POLAND  - 0.09%
   Republic of Poland Past Due Interest Bond (PDI)
      3.75% due October 27, 2014(4)                                                $7,500                   6,497              .05
Republic of Poland (Past Due Interest Bond)
      4.00%  October 27,2014(4)                                                     5,500                    4,764              .04
                                                                                                       ----------         ----------
                                                                                                            11,261             .09
                                                                                                       ----------         ----------


RUSSIAN FEDERATION  - 0.24%
  Global Tele-systems Group Loan 10.00% February 2, 2001
    (acquired 2/2/96, cost; $25,924,000)(1)(2)                                     26,250                   25,725             .19
Russia Interest Arrears Notes 6.71875% due
    December 15,2015 (acquired 12/5/97, cost :$1,914,000) (2)(4)                    2,618                    1,850              .01
Russia Principal Loan 6.71875% due December 15,2020 (4)                             9,284                    5,756              .04
                                                                                                       ----------         ----------
                                                                                                            33,331             .24


SOUTH AFRICA  - 0.07%
  Republic of South Africa  13.00%  August 31, 2010                                ZAR47,000                9,205              .07
                                                                                                       ----------         ----------
THAILAND  - 0.01%
Advance Agro Public Company Ltd. Senior Unsecured
Notes 13.00% due November 15,2007
(acquired 11/19/97, cost: $901,000)                                                1,000                    873                .01
                                                                                                       ----------         ----------

VENEZUELA  - 0.40%
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series A Eurobonds 6.75% March 31, 2007 (4)                              10,631                   9,541              .07
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series B Eurobonds 6.75% March 31, 2007 (4)                              9,952                    8,932              .07
  Republic of Venezuela Debt Conversion Bond
    6.8125%  December 18, 2007 (4)                                                 37,857                   33,977             .26
                                                                                                       ----------         ----------
                                                                                                            52,450             .40



                                                                                                       ----------         ----------
TOTAL BONDS AND NOTES (cost: $ 607,719,000)                                                               632,949            4.78
                                                                                                       ----------         ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 5.64%

ABN-AMRO Bank NV5.75% due 3/20/98                                                  39,700                   39,204             .29
Anz (DE) Inc.5.67% due 1/27/98                                                     25,000                   24,894             .19
Bank of Montreal 5.65%-5.73% due 1/23 -1/26/98                                     64,500                   64,258             .48
Barclays U.S. Funding Corp.5.60%-5.63% due 1/5-1/26/98                             27,000                   26,943             .20
Caisse Des Depots Et Consignations 5.62%-5.78% due 2/5-3/05/98                     71,400                   70,889             .53
Canada Bills 5.58% due 2/10/98                                                     15,000                   14,903             .11
Commerzbank U.S. Finance 5.76% due  01/20/98                                       43,000                   42,864             .32
Daimler-Benz North American Corp.5.75% due 1/16/98                                 50,000                   49,873             .38
Deutsche Bank Financial Inc.5.74% due 2/2/98                                       50,000                   49,740             .38
Halifax PLC5.73% due 1/22/98                                                       25,000                   24,914             .19
International Lease Finance Corp.5.63% due 1/27/98                                 25,000                   24,894             .19
Lloyds  Bank PLC 5.61%-5.70% due 1/12-1/27/98                                      43,200                   43,100             .33
National Australia Funding (Delaware) Inc.
  5.59%-5.84% due 1/8/2/10/98                                                      55,000                   54,846             .42
Rank Xerox Capital (Europe) PLC5.61% due 1/14/98                                   45,000                   44,901             .34
Siemens Capital Corp.5.63%-5.65%due 2/5-2/6/98                                     35,000                   34,798             .26
Societe Generale N.A. Inc.5.58% due 1/16/98                                        5,000                    4,987              .04
Sony Europe Finance PLC5.89%-5.91% due 1/16-1/22/98                                55,550                   55,376             .42
Svenska Handelsbanken Inc.5.78%  due 3/13/98                                       50,000                   49,425             .37
Sweden (Kingdom of) 5.65% due 1/20/98                                              26,100                   26,017             .20
                                                                                                       ----------         ----------
                                                                                                            746,826            5.64
                                                                                                       ----------         ----------

Federal Agency Discount Notes  - 1.27%
Fannie Mae (formerly Federal National Mortgage Assn.)
5.41%-5.57% due 3/12/98                                                            10,200                   10,088             .08
Federal Home Loan Banks 5.535% due 2/18-3/4/98                                     90,400                   89,662             .68
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
5.59%-5.72% due 2/6-3/10/98                                                        39,000                   38,620             .29
U.S. Treasury Bills 5.17% due 2/12/98                                              30,000                   29,828             .22
                                                                                                       ----------         ----------
                                                                                                            168,198            1.27
                                                                                                       ----------         ----------
Certificates of Deposit  - 0.98%
  Canadian Imperial Holdings Inc. 5.610% due 01/13/98                              30,000                   29,999             .22
  Dresdner Bank YK 5.650% 1-05-98                                                  50,000                   50,000             .38
  Swiss Bank Corp. YK 5.70% due 2/17/98                                            50,000                   49,995             .38
                                                                                                       ----------         ----------
                                                                                                            129,994            .98
                                                                                                       ----------         ----------

Non-U.S. Government Short -Term Obligations - 1.41%
  Kenya Government Treasury Bills due 9/22/97                                     KES192,500               3,062              .02
  Polish Government Treasury Bills due 1/7-4/17/98                                 PLZ78,600               20,961             .16
Turkey Government Teasury Bills 3/4-9/16/98                                       TRL53,185,330            162,797            1.23
                                                                                                       ----------         ----------
                                                                                                           186,820            1.41
                                                                                                       ----------         ----------


Non-U.S. Currency  - 0.19%
  Chilean Peso                                                                   CHP6,296,473             14,375             .11
  New Taiwanese Dollar                                                           NT$350,286               10,795             .08
                                                                                                       ----------         ----------
                                                                                                          25,170             .19
                                                                                                       ----------         ----------

TOTAL SHORT-TERM SECURITIES (cost:$1,291,224,000)                                                        1,257,008           9.49
                                                                                                       ----------         ----------
TOTAL INVESTMENT SECURITIES (cost: $11,673,610,000)                                                     12,900,973           97.40

Net unrealized appreciation on foreign currency contracts (7)                                           75,606             .57
Excess of cash and receivables over liabilities
(excludes open foreign currency contracts)                                                              268,325            2.03
                                                                                                        ----------
----------
NET ASSETS                                                                                               13,244,904      100.00%
                                                                                                        ===========      ==========




1. Non- income-producing securities.
2. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1997, the total  market value and cost of such securities was
   $588,137,000 and $531,371,000, respectively, and the market value represented 4.44% of net assets.  Such securities, excluding convertible bonds and American Depositary Receipts, are valued at fair value.
3. The fund owns 5% or more or the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
4. Coupon rate may change periodically.
5. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
6. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.
7. Included in the excess of cash and receivables over liabilities is the net receivable related to open foreign currency contracts.


As of December 31, 1997, the net receivable consists of the following:

                                                        Contract Amount                    U.S. Valuation at 12/31/97
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Unrealized
                                                                                                           Appreciation
                                                        Non-U.S.            U.S.           Amount          (Depreciation)
                                                        (000)               (000)          (000)           (000)
-------------------------------------------------------------------------------------------------------------------------
Sales:

Brazilian real expiring 9/15/98-10/27/98                B$1,744,173         $1,413,882     $1,354,788      $59,094
French francs expiring 1/7/98                           FF5,099             886            849             37
German deutsche Marks expiring 1/7/98                   DM10,518            6,145          5,852           293
Pounds sterling expiring 1/7/98                         L1,011              1,644          1,671           (27)
Swiss francs expiring 1/7/98                            CHF1,270            890            869             21
Taiwan dollars expiring 5/26/98                         NT$2,323,230        69,000         69,562          (562)
Thai bahts expiring 5/19/98                             THB1,908,924        68,559         39,595          28,964
                                                                                                           -------
                                                                                                           87,820
Indonesian rupiah expiring
10/7/98 - 12/11/98                                      IDR213,280,825              47,685          35,471 (12,214)
                                                                                                           --------
Foreign currency contracts - net                                                                           $75,606
                                                                                                           ========
---------------------------------------
  ARP - Argentine Peso
  C$ - Canadian Dollar
  CHF - Swiss Franc
  CHP - Chilean Peso
  DEM- German Deutsche Mark
  FF - French Franc
  IDR - Indonesian Rupiah
  INR - Indian Rupee
  KES - Kenyan Shilling
  MXN -Mexican Peso
  NT$ - New Taiwanese Dollar
  PHP - Philippine Peso
  PLZ - Polish Zloty
  L - British Pound
  R$ - Brazilian Real
  THB - Thai Bahts
  TRL - Turkish Lira
  ZAR - South African Rand

See Notes to Financial Statements


EQUITY SECURITIES ADDED TO THE                            EQUITY SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30,1997                              PORTFOLIO SINCE JUNE 30, 1997


Aktas Elektril Ticaret                                    Accton Technology Corp.
Aminex                                                    Banco de Colombia
Antofagasta                                               Bavaria
PT Astra International                                    Black Swan Gold Mines
ASE Test Limited                                          Companhia Siderurgica Belgo-Mineira
PT Astra International (Indonesia)                        Comunicacion Celular
Banco Rio de la Plata                                     CTI Compania Tecno Industrial
Banco Santander                                           Eastern & Oriental Bhd
Banespa                                                   Elec de Portugal
Bank Handlowy w Warszawie SA                              Electrolux Brasileras
Bayan Telecommunications Holding Corp.                    Emerging Markets Gold Fund
Bompreco SA                                               Encorpar
China Resources Beijing Land                              Forestal Terranova
Coca-Cola FEMSA                                           Inventec
Comania Anonima Nacional                                  Industrial Finance Corp. of Thailand
Compania Cervecerias Unidas SA                            Invercap
Telefonos de Venezuela (CANTV)                            Kookmin Bank
Consorcio International Hospital                          Korea First Bank
Coronation Holdings                                       Korea Long Term Credit Bank
Distribution y Servicio D&S                               Kyongnam Bank
Embotelladora Andina                                      Lukinter Finance
Energy Africa                                             Malaysian International Shipping
Erciyas Biracilik ve Malt Sanayii                         Metal Leve
Eregli Demir ve Celik Fabrikalari                         Michaniki
Fomento Economico Mexicano                                MIH holdings
Gencor                                                    OSA SA-Organizacao, Sistemas e Aplicacoes
Grupo Financiero BBV-Probursa                             Pacific Chemical Industrial Co.
Grupo Mexico                                              PT Gudang Garam
Gulf Indonesia Resources                                  PT Kalbe Farma
Hansol Paper                                              Shanghai Petrochemical
Hindustan Petroleum                                       Thai Military Bank
PT Indah Kiat Pulp & Paper                                United Engineers (Malaysia)
LG Industrial System                                      Videocon International
Jiangsu Expressway                                        Vneshekonombank
Jiangxi Copper                                            Yieh Phui Enterprises
Kazkommertsbank                                           Yizeng Chemical Fibre Co.
PT Lautan Luas                                            Yukong
Nergis Holding
New Clicks Holding Ltd.
Ng Fung Hong Ltd
Oliver Gold Corp
Optimus
Paulista Forca
Real SA Participacoese Administracao
Santa Isabel
LG Semicon
Star Publications
StoryFirst Communcations
Tanjong PLC (Malaysia)
TV Azteca
United Microelectronics
United Tractors
YTL Corporation



Emerging Markets Growth Fund, Inc.
Financial Statements

Statement of Assets and Liabilities
at December 31, 1997 (dollars in thousands)                                          (Unaudited )
-------------------------------------------------------------------------------------------------

ASSETS:
Investment securities at market
   (cost:  $11,673,610)                                                              $12,900,973
   Cash                                                                              4,983
   Receivables for -
      Sales of investments                                 $76,544
      Sales of fund's shares                               256,945
      Open forward currency contracts                      75,606
      Dividends and accrued interest                       41,425                    450,520
                                                           -------                   ----------
                                                                                     13,356,476
                                                                                     ----------
LIABILITIES:
   Non-U.S. taxes payable                                                            2,407
   Payables for -
      Purchases of investments                             28,432
      Unfunded capital commitments                         64,493
      Management services                                  6,546
      Accrued expenses                                     9,694                     109,165
                                                           -------                   ----------
                                                                                     111,572
NET ASSETS AT DECEMBER 31, 1997 -                                                    ----------
   Equivalent to $54.92 per share on
   241,180,922 shares of $0.01 par value
   capital stock outstanding (authorized
   capital stock -- 400,000,000 shares)                                              $13,244,904
                                                                                     ===========
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(dollars in thousands)                                                               (Unaudited)
------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
      Dividends                                            $65,563
      Interest                                             97,555                    $163,118
                                                           -------
   Expenses:
      Management services fee                              42,306
      Custodian fee                                        7,917
      Registration statement and prospectus                1,238
      Auditing and legal fees                              226
      Reports to shareholders                              10
      Other expenses                                       1,716                     53,413
                                                           -------                   ---------
   Income before non-U.S. taxes                                                      109,705
   Non-U.S. taxes                                                                    (279)
                                                                                     ---------
   Net investment income                                                             109,426
                                                                                     ---------
REALIZED GAIN AND UNREALIZED
   DEPRECIATION ON INVESTMENTS:
   Realized gain before non-U.S. taxes                     273,757
   Non-U.S. taxes                                          (2,940)
                                                           -------
      Net realized gain                                                              270,817

   Net change in unrealized appreciation on
      investments                                          (2,682,487)
   Net change in unrealized appreciation
      on open forward currency contracts                   76,059
                                                           -----------
         Net unrealized depreciation                       (2,606,428)
         Non-U.S. taxes                                    14,146                    (2,592,282)
                                                           -----------               -----------
      Net realized gain and unrealized
         depreciation on investments                                                 (2,321,465)
                                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   $(2,212,039)
                                                                                     ===========

------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                         (dollars in thousands)
------------------------------------------------------------------------------------
                                                           Six Months Ended          Year Ended
                                                           December 31, 1997 /1/     June 30, 1997

OPERATIONS:
   Net investment income                                   $109,426                  $276,260
   Net realized gain on investments                        270,817                   480,316
   Net unrealized appreciation
      (depreciation) on investments                        (2,592,282)               2,179,832
                                                           ----------                ---------
      Net increase (decrease) in net assets
         resulting from operations                         (2,212,039)               2,936,408
                                                           ----------                ---------
DIVIDENDS AND DISTRIBUTIONS PAID
   TO SHAREHOLDERS:
   Dividends from net
      investment income                                    (329,357)                 (304,645)
   Distributions from net realized
      gain on investments                                  (722,874)                 (160,065)

      Total dividends and
         distributions                                     (1,052,231)               (464,710)
                                                           ----------                ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
      29,604,306 and 37,177,633 shares,
      respectively                                         1,901,805                 2,214,203
   Proceeds from shares issued in
      reinvestment of net investment
      income dividends and
      distributions of net realized
      gain on investments:
      19,905,203 and 7,713,936 shares,
      respectively                                         1,023,725                 447,083
                                                           ---------                 ---------
      Net increase in net assets
         resulting from capital share
         transactions                                      2,925,530                 2,661,286
                                                           ---------                 ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (338,740)                 5,132,984

NET ASSETS:
   Beginning of period                                     13,583,644                8,450,660
                                                           ----------                ---------
   End of period (including
      excess distributions over
      net investment income: $259,205
      and $39,274, respectively)                           $13,244,904               $13,583,644
                                                           ===========               ===========
/1/ Unaudited


See Notes to Financial Statements

Notes to Financial Statements

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

      Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. The fund records realized gains or losses on forward currency contracts at the time the contracts are offset by entry into closing transactions or are extinguished by the delivery of currency. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

     The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

     Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $7,917,000 includes $55,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

     Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Interest income of the fund derived in Kenya is subject to certain non-U.S. taxes at a rate of 12.5%. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $1,193,493,000, net of accrued taxes totaling $691,000 on net unrealized appreciation of Indian securities, of which $3,222,629,000 related to appreciated securities and $2,029,136,000 related to depreciated securities. During the period ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $370,839,000 on securities transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $11,706,789,000 at December 31, 1997.

4. The fee of $42,306,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of December 31, 1997, excess distributions of net realized gain on investments was $101,786,000 and additional paid-in capital was $12,301,790,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $3,184,265,000 and $1,887,660,000, respectively, during the period ended December 31, 1997.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the period ended December 31, 1997, such non-U.S. taxes were $4,655,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity-type securities and bonds were $6,600,000 for the period ended December 31, 1997.

EMERGING MARKETS GROWTH FUND, INC.
PER-SHARE DATA AND RATIOS


                                                     Six Months                        Year Ended June 30
                                                     Ended          ---------------------------------------------------------
                                                     12/31/97/1/    1997        1996         1995         1994         1993
                                                     ------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $70.87         $57.57      $52.36       $58.75       $44.95       $38.64
                                                     ------         ------      ------       ------       ------       ------
Income (Loss) from Investment Operations:
   Net investment income                             0.67           1.61        1.30         0.87         0.53         0.62
   Net realized and unrealized gain (loss)
     on investments before non-U.S. taxes            (11.68)        14.51       6.49         (0.79)       15.29        7.33
   Non-U.S. taxes                                    (0.02)         (0.01)      (0.01)       (0.03)       (0.39)       0.06
Total income (loss) from investment                  -------        ------      ------       ------       ------       ------
       operations                                    (11.03)        16.11       7.78         0.05         15.43        8.01
                                                     -------        ------      ------       ------       ------       ------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (1.54)         (1.79)      (1.30)       (0.63)       (0.49)       (0.56)
   Distributions from net realized gains             (3.38)         (1.02)      (1.27)       (5.81)       (1.14)       (1.14)
                                                     -------        ------      ------       ------       ------       ------
Total distributions                                  (4.92)         (2.81)      (2.57)       (6.44)       (1.63)       (1.70)
                                                     -------        ------      ------       ------       ------       ------
Net Asset Value, End of Period                       $54.92         $70.87      $57.57       $52.36       $58.75       $44.95
                                                     =======        ======      ======       ======       ======       ======
Total Return                                         (15.09)%/2/    29.17%      15.49%       (1.22)%      34.33%       21.55%



RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)           $13,245        $13,584     $8,451       $5,572       $4,170       $2,574
   Ratio of expenses to average net assets           .40% /2/       .78%        .84%         .91%         1.00%        1.01%
   Ratio of expenses and non-U.S.
   taxes to average net assets                       .40% /2/       .78%        .85%         .94%         1.04%        1.07%
   Ratio of net income to average net assets         .81%/2/        2.74%       2.54%        1.70%        .91%         1.82%
   Average commissions paid per share /3/            .21 ct         .13 ct      .10 ct       .02ct        .01ct        .02ct
   Portfolio turnover rate                           15.57% /2/     23.75%      17.78%       23.75%       18.13%       11.97%



/1/ Unaudited

/2/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


                        PART C - OTHER INFORMATION


Item 24.  Financial Statement and Exhibits

     (1)  Financial Statements /1/
          Parts A and B

Financial Statements (audited):

          Emerging Markets Growth Fund, Inc. - Statement of Assets and Liabilities as of June 30, 1997 (including investment portfolio as of June 30,
1997); Statement of Operations for the fiscal year ended June 30, 1997; Statement of Changes in Net Assets for the fiscal years ended June 30, 1997 and June 30, 1996; Notes to the Financial Statements for the fiscal year ended June 30, 1997; Report of Independent Accountants for the fiscal year ended June 30, 1997; and Per-Share Data and Ratios for the fiscal years ended June 30, 1991 through June 30, 1997.

Financial Statements (unaudited):

Emerging Markets Growth Fund, Inc. -Statement of Assets and Liabilities at December 31, 1997 (including investment portfolio at December 31, 1997) (unaudited); Statement of Operations for the six-months ended December 31, 1997 (unaudited); Statement of Changes in Net assets for the six-months ended December 31, 1997 (unaudited) and for the fiscal year ended June 30, 1997; and Per Share Data and Ratios for the six-months ended December 31, 1997 (unaudited), and for the fiscal years ended June 30, 1990 through June 30, 1997; Notes to Financial Statements for the six-months ended December 31, 1997.


     (2)  Exhibits
          (a) Amended and Restated Articles of Incorporation of Emerging Markets Growth Fund, Inc.*
          (b)   Amended By-Laws of Emerging Markets Growth Fund,
                Inc.*
          (c)    Not Applicable.
          (d)    Specimen Certificate of Common Stock.*
          (e)    Not Applicable.
          (f)    Not Applicable.

          (g)    Investment Advisory and Service Agreement.*
          (h)    Not Applicable.
          (i)    Not Applicable.
          (j)   (1) Form of Custodian Contract. *
                (2) Form of Sub-Custody Agreement.*
          (k)    Not Applicable.
          (l) Opinion and consent of Dechert Price & Rhoads as to the legality of the securities registered.
          (m)    Not Applicable.
          (n)    Consent of PricewaterhouseCoopers LLP.*

          (o)    Not Applicable.
          (p)    Not Applicable.
          (q)    Not Applicable.

      *Previously filed.  Please see SEC File No. 811-4692.

Item 25.  Marketing Arrangements
     Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration Fees.....................       $449,403.00

Legal fees and expenses...............       $2,000.00

Accounting fees and expenses..........       $4,000.00
                                             ------------
         TOTAL........................       $455,403.00




Item 27. Persons Controlled by or Under Common Control with
         Registrant
     Not Applicable.

Item 28. Number of Holders of Securities


     As of June 30, 1998, the following is the number of record holders of each class of securities of the Fund:


(1)                                      (2)

Title of Class                         Number of Record Holders

Common Stock ($.01 par value)          740




Item 29.     Indemnification

     Section 2-418 of the General Corporation Law of the State of Maryland, the State in which the Fund was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorneys' fees, judgments, fines, and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.
Article 6 of the Fund's By-Laws provides:

     (a) "Each director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent and in the manner provided by Maryland law and the Investment Company Act of 1940 (if applicable), as they may be amended. Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director or officer in connection with any proceeding. However, if the proceeding was one by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Corporation.

     In the event of a settlement, the indemnification shall be made only upon approval by the court having jurisdiction or upon determination by the Board of Directors that such settlement was or, if still to be made, is in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely as to all questions of law on the advice of general counsel of the Corporation, if such counsel is not involved therein or, if involved, then on the advice of independent counsel. The right of indemnification hereby provided shall be in addition to any other rights to which any director or officer may be entitled.

     (b) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or who, while a director or officer of the corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, or another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided, that no insurance may be purchased which would indemnify any director or officer of the Corporation against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

Item 30.     Business and Other Connections of Investment Adviser
     None.

Item 31.     Location of Accounts and Records


     Accounts, books and other records required by Rule 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Boulevard, Brea, CA 92821.

     Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821.


     Records covering portfolio transactions are maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

Item 32.     Management Services
     Not Applicable.

Item 33.     Undertakings

     Registrant undertakes to suspend offer of its shares until it amends its prospectus if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     Registrant undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;
          (ii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (4) To approve all advisory agreements by votes cast in person by the Board of Directors consistent with Section 15 of the Investment Company Act of 1940.

                        SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California, as of the 4th day of August, 1998.

EMERGING MARKETS GROWTH FUND, INC.
By: /s/Roberta A. Conroy
-------------------------
Roberta A. Conroy
Senior Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons as of the 4th day of August, 1998, in the capacities indicated.

Signature                                        Title
(1)  Principal Executive Officer:

/s/ Nancy Englander
---------------------------------                President
         Nancy Englander

(2)     Principal Financial Officer and
        Principal Accounting Officer:

/s/Michael A. Felix
----------------------------------               Vice President
Michael A. Felix                                   and Treasurer

(3)  Directors:
     Robert E. Angelica                              Director
     Nancy Englander*                                Director
     David I. Fisher*                                Director
     Khalil Foulathi*                                Director
     Beverly L. Hamilton*                            Director
     Raymond Kanner*                                 Director
     Marinus W. Keijzer*                             Director
     Hugh G. Lynch*                                  Director
     Helmut Mader*                                   Director
     John G. McDonald*                               Director
     William Robinson*                               Director
     Patricia A. Small*                              Director
     Walter P. Stern*                                Director
     Shaw B. Wagener*                                Director

*By /s/Roberta A. Conroy
------------------------------
Roberta A. Conroy, Attorney-in-Fact

Consent of Legal Counsel


Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C.  20006



August 4, 1998

Emerging Markets Growth Fund, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA  90025

Dear Sirs:

We have acted as counsel to Emerging Markets Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund") and registered with the Securities and Exchange Commission (the "Commission") as a management investment company under the Investment Company Act of 1940, as amended (File No. 811-4692), in connection with the proposed registration of additional shares of common stock by the Fund (the "Shares") under the Securities Act of 1933, as amended (the "1933 Act") pursuant to the Fund's registration statement, including amendments thereto, on Form N-2 (the "Registration Statement") to be filed by the Fund with the Commission.

We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various corporate records of the Fund and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuiness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contined in those documents.

On the basis of the foregoing, we are of the opinion that the Shares of the Fund being registered under the 1933 Act in the Registration Statement have been duly and validly authorized and, when issued and paid for as contemplated in the Registration Statement, will be legally and validly issued, fully paid and non-assessable Shares of the Fund.

We hereby consent to the filing of this opinion with and as part of the Registration Statement. In giving such consent, however, we do not admit that we are within the category of persons whose consent is required by Section 7 of the 1933 Act and the rules and regulations thereunder.

Very truly yours,

/s/Dechert Price & Rhoads